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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 7/31
Date of reporting period: 7/31/09

Item 1 — Reports to Shareholders

2009 Annual Report
Janus Growth & Core Funds

Growth & Core
Janus Forty Fund
(formerly known as Janus Adviser Forty Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Useful Information About Your Fund Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Explanations of Charts, Tables and Financial Statements	35
Designation Requirements	38
Trustees and Officers	39

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds  July 31, 2009  1

Janus Forty Fund (unaudited)

Fund Snapshot
This high conviction fund invests primarily in companies we believe have sustainable competitive positions with large and growing addressable markets.

Ron Sachs
portfolio manager

Performance Overview

For the twelve-month period ended July 31, 2009, the Fund’s Class S Shares returned -22.55% versus a return of -17.57% for the Fund’s primary benchmark, the Russell 1000® Growth Index. This underperformance was driven by selections within materials, financials and healthcare. In terms of contributors, our holdings within consumer staples and energy aided relative results.

Market Environment

Equity markets began the period on a volatile note, selling off significantly in September and October, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs the economy and global financial system could be stabilizing, markets rebounded strongly to finish the period on an upbeat note. Despite this move, most broad domestic equity indices turned in negative results for the 12-month period. In general, the financials sector was the worst performing sector followed by industrials, while the consumer staples and consumer discretionary sectors were the best relative performers, although they finished the period lower as well. Most commodities finished the period significantly lower led by natural gas and crude oil. Large-cap indices modestly outperformed small caps, while growth-style indices significantly outperformed value during the period.

Stocks that Detracted from Performance

The largest detractor during the period was a long-time holding and previous winner for the Fund, Potash Corporation of Saskatchewan. The low-cost provider of potash, a key ingredient in fertilizer, suffered amid declining commodity prices. In addition, the global credit crisis caused a rapid deceleration in the global economy and investors were worried that farmers would be forced to scale back their fertilizer purchases. Because Potash Corp. was impacted more than anticipated, we exited the position.

Within technology, Research In Motion (RIM) was a top detractor, suffering much of its weakness early in the period. We think the company does a good job of integrating hardware and software in its mobile devices. We believe the smart phone market is only going to become a larger percentage of the overall handset market and that RIM is well positioned to benefit from that growing segment.

Oil and gas company Hess Corp. was a victim of the collapse in crude oil prices as the company’s results were highly leveraged to it. The lower price of oil makes it less economical to develop an oilfield off the coast of Brazil. The development of this discovery may be delayed, as Hess is somewhat dependent on Brazil building out its infrastructure, which is likely to be delayed. We exited the position in late 2008 because of Hess’ economic sensitivity and the fact that the company has little control over pricing.

Stocks that Contributed to Performance

Anheuser-Busch InBev (ABI) was the top contributor. The world’s largest beer company is the dominant brewer in the U.S. and Brazil, two of the most profitable beer markets. We think the beer industry is a great industry with consolidation and rational pricing. ABI is growing its market share and cutting costs in an attempt to improve its returns on capital.

Apple, Inc. was another top performing name during the period. Apple remained an attractive holding to us because we think its elegant product line continues to demand a premium from consumers in the market place. We believe its integration of hardware and software will help Apple gain market share in all of its product offerings, from laptops and desktops to an array of mobile devices.

A new position in the Fund, Crown Castle International Corp., provided a boost to relative results during the period. The company had suffered from concerns related to its ability to service its debt and fund new projects. After a significant amount of research into this wireless infrastructure company’s leverage profile, we felt the market’s concerns were overblown and took advantage of the stock’s weakness to initiate a position in the company. Long-term, we are attracted to Crown Castle’s potential to generate revenues without adding infrastructure as they add more tenants to their existing cell towers.

Derivatives

Over the past year, the Fund used S&P future contracts to maintain market exposure when cash exceeded our targets because of trading activity and cash inflows. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

2  Janus Growth & Core Funds  July 31, 2009

(unaudited)

Outlook

Markets and economies have stabilized somewhat through the end of July in our opinion. Markets were no longer discounting a collapse in the financial system. While we are encouraged by this, we are not looking for a sharp economic recovery. Therefore, we are looking for stock specific results to drive performance. We are positioning the Fund in companies that we think have taken advantage of the recent dislocation and that can improve their competitive positions.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	1.85%
Apple, Inc.	0.91%
Petroleo Brasileiro S.A. (ADR)	0.39%
Crown Castle International Corp.	0.39%
Corning, Inc.	0.26%

5 Bottom Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-7.20%
Hess Corp.	-2.73%
Research In Motion, Ltd. (U.S. Shares)	-2.47%
Intuitive Surgical, Inc.	-2.07%
Cia Vale do Rio Doce (ADR)	-1.94%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	1.72%	12.18%	13.83%
Utilities	-0.08%	0.10%	1.82%
Industrials	-0.58%	6.57%	12.45%
Telecommunication Services	-0.69%	2.40%	0.77%
Consumer Discretionary	-1.67%	2.24%	9.67%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-9.90%	9.17%	3.85%
Energy	-4.47%	4.02%	8.66%
Financials	-3.96%	7.56%	4.02%
Health Care	-3.42%	24.58%	15.17%
Information Technology	-2.41%	31.19%	29.77%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds  July 31, 2009  3

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

Apple, Inc. Computers	7.9%
Research In Motion, Ltd. (U.S. Shares) Computers	7.7%
Celgene Corp. Medical – Biomedical and Genetic	6.4%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	6.1%
CVS/Caremark Corp. Retail – Drug Store	5.7%

33.8%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 4.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

4  Janus Growth & Core Funds  July 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares

NAV	–22.55%	8.38%	3.22%	9.98%	1.01%	1.01%(a)

MOP	–26.80%	7.37%	2.73%	9.56%

Janus Forty Fund – Class C Shares

NAV	–22.91%	7.84%	2.68%	9.47%	1.73%	1.73%(a)

CDSC	–23.64%	7.84%	2.68%	9.47%

Janus Forty Fund – Class I Shares	–22.55%	8.38%	3.22%	9.98%	0.66%	0.66%(b)

Janus Forty Fund – Class R Shares	–22.73%	8.15%	2.97%	9.76%	1.41%	1.41%(c)

Janus Forty Fund – Class S Shares	–22.55%	8.38%	3.22%	9.98%	1.15%	1.15%(c)

Janus Forty Fund – Class T Shares	–22.55%	8.38%	3.22%	9.98%	0.92%	0.92%(d)

Russell 1000® Growth Index	–17.57%	0.70%	–3.21%	2.20%

S&P 500® Index	–19.96%	–0.14%	–1.19%	3.51%

Lipper Quartile – Class S Shares	3rd	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	598/838	3/596	4/315	2/189

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds  July 31, 2009  5

Janus Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2004 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2002 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Forty Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

6  Janus Growth & Core Funds  July 31, 2009

(unaudited)

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus Forty Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Forty Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Forty Fund. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – May 1, 1997

Janus Growth & Core Funds  July 31, 2009  7

Janus Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,343.30	$5.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,338.50	$9.80

Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,344.60	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,340.20	$8.18

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,341.70	$6.74

Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,119.10	$0.59

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.69% for Class C Shares, 0.69% for Class I Shares, 1.41% for Class R Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

*	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.78% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Growth & Core Funds  July 31, 2009

Janus Forty Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Common Stock – 93.1%
Aerospace and Defense – 0.9%
9,797,223	BAE Systems PLC	$50,235,456
Agricultural Chemicals – 3.0%
1,321,857	Monsanto Co.	111,035,988
239,494	Syngenta A.G.	55,288,542
		166,324,530
Agricultural Operations – 1.2%
935,766	Bunge, Ltd.	65,475,547
Brewery – 5.1%
7,030,726	Anheuser-Busch InBev N.V.	279,692,061
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strip*	6,754
		279,698,815
Cellular Telecommunications – 0.7%
827,560	America Movil S.A.B. de C.V. – Series L (ADR)	35,593,356
Chemicals – Diversified – 0.6%
3,106,882	Israel Chemicals, Ltd.	35,436,585
Computers – 15.6%
2,657,866	Apple, Inc.*	434,268,725
5,543,368	Research In Motion, Ltd. (U.S. Shares)*	421,295,968
		855,564,693
Cosmetics and Toiletries – 1.0%
762,885	Colgate-Palmolive Co.	55,263,389
Diversified Minerals – 1.4%
3,948,477	Cia Vale do Rio Doce (ADR)	77,903,451
Engineering – Research and Development Services – 4.7%
13,924,939	ABB, Ltd.	254,460,597
Enterprise Software/Services – 4.4%
10,927,473	Oracle Corp.	241,824,978
Entertainment Software – 0.9%
2,170,993	Electronic Arts, Inc.*	46,611,220
Finance – Investment Bankers/Brokers – 5.3%
765,035	Goldman Sachs Group, Inc.	124,930,216
4,265,460	JPMorgan Chase & Co.	164,860,029
		289,790,245
Finance – Other Services – 1.8%
359,666	CME Group, Inc.	100,285,671
Medical – Biomedical and Genetic – 13.2%
6,163,494	Celgene Corp.*	351,072,617
6,850,934	Gilead Sciences, Inc.*	335,216,201
1,029,390	Vertex Pharmaceuticals, Inc.*	37,068,334
		723,357,152
Medical – Drugs – 1.3%
452,338	Roche Holding A.G.	71,352,699
Medical – HMO – 1.4%
2,716,385	UnitedHealth Group, Inc.	76,221,763
Medical Instruments – 4.0%
974,446	Intuitive Surgical, Inc.*	221,511,065
Multi-Line Insurance – 1.5%
1,653,590	ACE, Ltd. (U.S. Shares)	81,125,125
Multimedia – 1.4%
7,213,665	News Corp. – Class A	74,517,159
Networking Products – 5.2%
12,833,242	Cisco Systems, Inc.*	282,459,656
Oil Companies – Integrated – 1.6%
2,165,215	Petroleo Brasileiro S.A. (ADR)	89,293,467
Optical Supplies – 1.7%
747,933	Alcon, Inc. (U.S. Shares)	95,436,251
Retail – Drug Store – 5.7%
9,247,503	CVS/Caremark Corp.	309,606,400
Retail – Regional Department Stores – 0.7%
800,770	Kohl’s Corp.*	38,877,384
Soap and Cleaning Preparations – 0.9%
1,055,780	Reckitt Benckiser Group PLC	50,714,400
Telecommunication Equipment – Fiber Optics – 1.1%
3,536,730	Corning, Inc.	60,124,410
Transportation – Services – 1.2%
1,212,150	United Parcel Service, Inc. – Class B	65,128,820
Web Portals/Internet Service Providers – 4.1%
500,083	Google, Inc. – Class A*	221,561,773
Wireless Equipment – 1.5%
2,763,360	Crown Castle International Corp.*	79,418,966

Total Common Stock (cost $4,416,067,261)		5,095,175,023

Money Market – 6.3%
342,530,150	Janus Cash Liquidity Fund LLC, 0% (cost $342,530,150)	342,530,150

Total Investments (total cost $4,758,597,411) – 99.4%		5,437,705,173

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		32,830,159

Net Assets – 100%		$5,470,535,332

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$279,698,815	5.1%
Bermuda	65,475,547	1.2%
Brazil	167,196,918	3.1%
Canada	421,295,968	7.7%
Israel	35,436,585	0.6%
Mexico	35,593,356	0.7%
Switzerland	557,663,214	10.3%
United Kingdom	100,949,856	1.9%
United States††	3,774,394,914	69.4%

Total	$5,437,705,173	100.0%

††	Includes Short-Term Securities (63.1% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Growth & Core Funds  July 31, 2009  9

Statement of Assets and Liabilities

As of July 31, 2009	Janus Forty
(all numbers in thousands except net asset value per share)	Fund(1)

Assets:
Investments at cost	$4,758,597
Unaffiliated investments at value	$5,095,175
Affiliated money market investments	342,530
Cash	8,054
Receivables:
Investments sold	12,598
Fund shares sold	19,671
Dividends	4,695
Non-interested Trustees’ deferred compensation	131
Other assets	371
Total Assets	5,483,225
Liabilities:
Payables:
Fund shares repurchased	8,286
Dividends	–
Advisory fees	2,361
Transfer agent fees and expenses	–
Administrative services fees – Class R Shares	28
Administrative services fees – Class S Shares	561
Distribution fees – Class A Shares	255
Distribution fees – Class C Shares	377
Distribution fees – Class R Shares	56
Distribution fees – Class S Shares	561
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	131
Accrued expenses and other payables	74
Total Liabilities	12,690
Net Assets	$5,470,535
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,908,758
Undistributed net investment income/(loss)*	(206)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,117,204)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	679,187
Total Net Assets	$5,470,535
Net Assets – Class A Shares	$1,328,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,393
Net Asset Value Per Share(2)	$29.27
Maximum Offering Price Per Share(3)	$31.06
Net Assets – Class C Shares	$488,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,272
Net Asset Value Per Share(2)	$28.27
Net Assets – Class I Shares	$688,074
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,448
Net Asset Value Per Share	$29.34
Net Assets – Class R Shares	$144,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,056
Net Asset Value Per Share	$28.56
Net Assets – Class S Shares	$2,821,241
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,470
Net Asset Value Per Share	$28.94
Net Assets – Class T Shares	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39**
Net Asset Value Per Share	$28.95

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10  Janus Growth & Core Funds  July 31, 2009

Statement of Operations

For the fiscal year ended July 31, 2009	Janus Forty
(all numbers in thousands)	Fund(1)

Investment Income:
Interest	$38
Securities lending income	55
Dividends	31,974
Dividends from affiliates	5,871
Foreign tax withheld	(810)
Total Investment Income	37,128
Expenses:
Advisory fees	28,103
Transfer agent expenses	93
Registration fees	322
Custodian fees	116
Audit fees	46
Non-interested Trustees’ fees and expenses	100
Distribution fees – Class A Shares	2,652
Distribution fees – Class C Shares	3,861
Distribution fees – Class R Shares	493
Distribution fees – Class S Shares	5,957
Administrative services fees – Class R Shares	246
Administrative services fees – Class S Shares	5,958
Networking fees – Class A Shares	1,306
Networking fees – Class C Shares	615
Networking fees – Class I Shares	62
Other expenses	259
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	50,189
Expense and Fee Offset	(21)
Net Expenses	50,168
Less: Excess Expense Reimbursement	(1,561)
Net Expenses after Expense Reimbursement	48,607
Net Investment Income/(Loss)	(11,479)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1,005,229)
Net realized gain/(loss) from futures contracts	(27,551)
Net realized gain/(loss) from options contracts	456
Change in unrealized net appreciation/(depreciation) of investments, short sales, foreign currency translations and non-interested Trustees’ deferred compensation	(457,144)
Net Gain/(Loss) on Investments	(1,489,468)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,500,947)

(1)	Formerly known as Janus Adviser Forty Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds  July 31, 2009  11

Statements of Changes in Net Assets

	Janus Forty
For each fiscal year ended July 31	Fund(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(11,479)	$(9,588)(2)
Net realized gain/(loss) from investment and foreign currency transactions	(1,005,229)	174,618
Net realized gain/(loss) from futures contracts	(27,551)	–
Net realized gain/(loss) from options contracts	456	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(457,144)	327,364(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,500,947)	492,394
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	–	(1,823)
Class C Shares	–	–
Class I Shares	–	(1,141)
Class R Shares	–	–
Class S Shares	–	(1,495)
Net realized gain from investment transactions*
Class A Shares	(47,005)	(152)
Class C Shares	(18,207)	(42)
Class I Shares	(21,827)	(47)
Class R Shares	(4,420)	(6)
Class S Shares	(108,361)	(534)
Return of Capital
Class A Shares	–	N/A
Class C Shares	–	N/A
Class I Shares	–	N/A
Class R Shares	–	N/A
Class S Shares	–	N/A
Class T Shares	–	N/A
Net Decrease from Dividends and Distributions	(199,820)	(5,240)
Capital Share Transactions:
Shares sold
Class A Shares	1,918,969	1,216,928
Class C Shares	663,907	438,553
Class I Shares	964,866	750,658
Class R Shares	215,202	91,466
Class S Shares	3,791,339	2,443,103
Class T Shares	1	N/A
Reinvested dividends and distributions
Class A Shares	19,460	425
Class C Shares	8,743	19
Class I Shares	11,587	245
Class R Shares	3,316	4
Class S Shares	107,230	2,015
Shares repurchased
Class A Shares	(1,806,596)	(323,099)
Class C Shares	(574,856)	(49,905)
Class I Shares	(874,752)	(83,190)
Class R Shares	(155,894)	(12,837)
Class S Shares	(4,093,540)	(1,574,516)
Net Increase/(Decrease) from Capital Share Transactions	198,982	2,899,869
Net Increase/(Decrease) in Net Assets	(1,501,785)	3,387,023
Net Assets:
Beginning of period	6,972,320	3,585,297
End of period	$5,470,535	$6,972,320

Undistributed net investment income/(loss)*	$(206)	$(62)

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	As a result of the recharacterization of dividend income to return of capital in the year ended July 31, 2008, net investment income/(loss) has been reduced $5,677,388 with a corresponding increase to unrealized net appreciation/(depreciation).

See Notes to Financial Statements.

12  Janus Growth & Core Funds  July 31, 2009

Financial Highlights

Class A Shares

For a share outstanding during	Janus Forty Fund(1)
each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$39.79	$34.52	$28.44	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.03	.03	.04	.06	.02
Net gain/(loss) on investments (both realized and unrealized)	(9.30)	5.32	7.11	.97	5.07
Total from Investment Operations	(9.27)	5.35	7.15	1.03	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	(.07)	(.03)	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Return of Capital	– (3)	N/A	N/A	N/A	N/A
Total Distributions	(1.25)	(.08)	(1.07)	–	–
Net Asset Value, End of Period	$29.27	$39.79	$34.52	$28.44	$27.41
Total Return**	(22.29)%	15.49%	25.58%	3.76%	22.80%
Net Assets, End of Period (in thousands)	$1,328,541	$1,639,379	$654,807	$285,721	$30,042
Average Net Assets for the Period (in thousands)	$1,060,695	$1,152,690	$377,917	$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.93%	0.92%	0.95%(5)	0.93%(5)	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.93%	0.92%	0.94%(5)	0.93%(5)	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	(0.02)%(6)	0.33%	0.39%	0.13%
Portfolio Turnover Rate***	53%	40%	22%	55%	45%

Class C Shares

For a share outstanding during	Janus Forty Fund(1)
each fiscal year or period ended July 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$38.78	$33.83	$28.07	$27.25	$21.21
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.01)	.04	.06	(.06)
Net gain/(loss) on investments (both realized and unrealized)	(9.16)	4.97	6.76	.76	6.10
Total from Investment Operations	(9.26)	4.96	6.80	.82	6.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Return of Capital	– (3)	N/A	N/A	N/A	N/A
Total Distributions	(1.25)	(.01)	(1.04)	–	–
Net Asset Value, End of Period	$28.27	$38.78	$33.83	$28.07	$27.25
Total Return	(22.87)%	14.65%	24.62%	3.01%	28.48%
Net Assets, End of Period (in thousands)	$488,278	$537,822	$139,470	$51,976	$24,766
Average Net Assets for the Period (in thousands)	$386,072	$320,123	$81,438	$39,687	$18,839
Ratio of Gross Expenses to Average Net Assets(4)	1.68%	1.67%	1.70%(7)	1.68%(7)	1.67%
Ratio of Net Expenses to Average Net Assets(4)	1.68%	1.67%	1.70%(7)	1.68%(7)	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.85)%	(0.80)%(6)	(0.42)%	(0.40)%	(0.72)%
Portfolio Turnover Rate	53%	40%	22%	55%	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.92% and 0.92%, respectively, in 2007, and 0.92% and 0.92%, respectively, in 2006, without the inclusion of dividends on short positions.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.12% and 0.14% for Class A Shares and Class C Shares, respectively. The adjustment has no impact on total net assets or total return of the classes.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Growth & Core Funds  July 31, 2009  13

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Forty Fund(1)
each fiscal year or period ended July 31	2009	2008	2007	2006(2)(3)

Net Asset Value, Beginning of Period	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	.09	.12	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	(9.29)	5.35	7.15	(.49)
Total from Investment Operations	(9.20)	5.47	7.22	(.40)
Less Distributions and Other:
Dividends (from net investment income)*	–	(.15)	(.10)	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–
Return of Capital	– (4)	N/A	N/A	N/A
Total Distributions	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$29.34	$39.79	$34.48	$28.40
Total Return**	(22.11)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$688,074	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$512,019	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(5)	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Expenses to Average Net Assets***(5)	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	0.22%(7)	0.60%	0.72%
Portfolio Turnover Rate***	53%	40%	22%	55%

Class R Shares

For a share outstanding during	Janus Forty Fund(1)
each fiscal year or period ended July 31	2009	2008	2007	2006	2005(7)

Net Asset Value, Beginning of Period	$39.07	$33.99	$28.18	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.02)	–	.05	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(9.24)	5.11	6.90	.85	5.01
Total from Investment Operations	(9.26)	5.09	6.90	.90	4.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.05)	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Return of Capital	– (4)	N/A	N/A	N/A	N/A
Total Distributions	(1.25)	(.01)	(1.09)	–	–
Net Asset Value, End of Period	$28.56	$39.07	$33.99	$28.18	$27.28
Total Return**	(22.69)%	14.96%	24.92%	3.30%	22.22%
Net Assets, End of Period (in thousands)	$144,400	$101,590	$21,923	$6,849	$12
Average Net Assets for the Period (in thousands)	$98,570	$53,811	$12,731	$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.41%	1.40%	1.43%(9)	1.45%(9)	1.42%
Ratio of Net Expenses to Average Net Assets***(5)	1.41%	1.39%	1.43%(9)	1.44%(9)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.56)%	(0.53)%(7)	(0.15)%	0.05%	(0.51)%
Portfolio Turnover Rate***	53%	40%	22%	55%	45%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 0.66% and 0.66%, respectively, in 2007, and 0.68% and 0.68%, respectively, in 2006, without the inclusion of dividends on short positions
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.14% and 0.15% for Class I Shares and Class R Shares, respectively. The adjustment has no impact on total net assets or total return of the classes.
(8)	Period from September 30, 2004 (inception date) through July 31, 2005.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

14  Janus Growth & Core Funds  July 31, 2009

Class S Shares

For a share outstanding during	Janus Forty Fund(1)
each fiscal year or period ended July 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$39.47	$34.27	$28.30	$27.34	$21.17
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	.03	.02	–
Net gain/(loss) on investments (both realized and unrealized)	(9.27)	5.24	7.00	.94	6.17
Total from Investment Operations	(9.28)	5.23	7.03	.96	6.17
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–
Distributions (from capital gains)*	(1.25)	(.01)	(1.04)	–	–
Return of Capital	– (2)	N/A	N/A	N/A	N/A
Total Distributions	(1.25)	(.03)	(1.06)	–	–
Net Asset Value, End of Period	$28.94	$39.47	$34.27	$28.30	$27.34
Total Return	(22.51)%	15.24%	25.27%	3.51%	29.15%
Net Assets, End of Period (in thousands)	$2,821,241	$3,910,499	$2,671,702	$1,440,502	$1,085,499
Average Net Assets for the Period (in thousands)	$2,383,060	$3,535,839	$1,966,832	$1,326,557	$1,079,025
Ratio of Gross Expenses to Average Net Assets(3)	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Expenses to Average Net Assets(3)	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.32)%	(0.21)%(5)	0.09%	0.08%	(0.22)%
Portfolio Turnover Rate	53%	40%	22%	55%	45%

Class T Shares

For a share outstanding during	Janus Forty Fund
each fiscal year or period ended July 31	2009(6)

Net Asset Value, Beginning of Period	$25.87
Income from Investment Operations:
Net investment income/(loss)	.09
Net gain/(loss) on investments (both realized and unrealized)	2.99
Total from Investment Operations	3.08
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Return of Capital	– (2)
Total Distributions	–
Net Asset Value, End of Period	$28.95
Total Return**	11.91%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.59%
Portfolio Turnover Rate***	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for period of less than one full year.
***	Annualized for period of less than one full year.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006, without the inclusion of dividends on short positions.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.10% for Class S Shares. The adjustment has no impact on total net assets or total return of the class.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds  July 31, 2009  15

Notes to Schedule of Investments (unaudited)

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Forty Fund(1)
Common Stock
Cellular Telecommunications	$–	$35,593,356	$–
Diversified Minerals	–	77,903,451	–
Oil Companies – Integrated	–	89,293,467	–
All Other	4,892,384,749	–	–

Money Market	–	342,530,150	–

Total Investments in Securities	$4,892,384,749	$545,320,424	$–

(1)	Formerly known as Janus Adviser Forty Fund.

16  Janus Growth & Core Funds  July 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series fund (the “predecessor fund”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor fund.

Janus Forty Fund (formerly known as Janus Adviser Forty Fund) (the “Fund”) is a series fund. The Fund is part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. Janus Forty Fund is classified as nondiversified, as defined by the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, security trading halts, or pricing of non-valued

Janus Growth & Core Funds  July 31, 2009  17

Notes to Financial Statements (continued)

securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The predecessor fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

FIN 48 requires management of the predecessor fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions

18  Janus Growth & Core Funds  July 31, 2009

for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Fund adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options

Janus Growth & Core Funds  July 31, 2009  19

Notes to Financial Statements (continued)

are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Equity-Linked Structured Notes
The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The

20  Janus Growth & Core Funds  July 31, 2009

Fund may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Fund recognized realized gains/(losses) from written options contracts during the fiscal year ended July 31, 2009 as indicated in the table below:

Fund	Gain

Growth & Core
Janus Forty Fund(1)	$456,409

(1)	Formerly known as Janus Adviser Forty Fund.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Growth & Core
Janus Forty Fund(1)
Options outstanding at July 31, 2008	–	$–
Options written	11,895	456,409
Options closed	–	–
Options expired	(11,895)	(456,409)
Options exercised	–	–

Options outstanding at July 31, 2009	–	$–

(1)	Formerly known as Janus Adviser Forty Fund.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or

Janus Growth & Core Funds  July 31, 2009  21

Notes to Financial Statements (continued)

rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS No. 161 in the current reporting period.

22  Janus Growth & Core Funds  July 31, 2009

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$(27,550,746)	$–	$456,409	$–	$(27,094,337)

Total	$(27,550,746)	$–	$456,409	$–	$(27,094,337)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$4,340,438	$–	$–	$–	$4,340,438

Total	$4,340,438	$–	$–	$–	$4,340,438

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund(“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will

Janus Growth & Core Funds  July 31, 2009  23

Notes to Financial Statements (continued)

consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Fund’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the fund no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its

24  Janus Growth & Core Funds  July 31, 2009

borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls . The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee (%)
Fund	of Fund	(annual rate)

Growth & Core
Janus Forty Fund(1)	All Asset Levels	0.64%

(1)	Formerly known as Janus Adviser Forty Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up

Janus Growth & Core Funds  July 31, 2009  25

Notes to Financial Statements (continued)

to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

New Fund
	Expense Limit (%)	Previous
	(July 6, 2009 to	Expense Limit (%)
Fund	July 31, 2009)	(until July 6, 2009)

Growth & Core
Janus Forty Fund(1)	0.78	0.67

(1)	Formerly known as Janus Adviser Forty Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2009.

For the fiscal year ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the fiscal year ended July 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Forty Fund(1)	$285,913

(1)	Formerly known as Janus Adviser Forty Fund.

Class A Shares may include a contingent deferred sales charge to Janus Distributors of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2009, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Forty Fund(1)	$7,225

(1)	Formerly known as Janus Adviser Forty Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus

26  Janus Growth & Core Funds  July 31, 2009

Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Growth & Core
Janus Forty Fund(1)	$96,842

(1)	Formerly known as Janus Adviser Forty Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable).The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended July 31, 2009, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus Forty Fund(1)	$1,092,662,517	$(750,132,367)	$480,961	$342,530,150
Janus Institutional Cash Management Fund – Institutional Shares
Janus Forty Fund(1)	103,976,745	(595,956,918)	2,268,214	–
Janus Institutional Money Market Fund – Institutional Shares
Janus Forty Fund(1)	912,502,045	(1,003,259,715)	3,121,886	–

(1)	Formerly known as Janus Adviser Forty Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

Growth & Core
Janus Forty Fund - Class T Shares	$–	$1,000	7/2/2009	$–	–	$1,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Growth & Core Funds  July 31, 2009  27

Notes to Financial Statements (continued)

The Fund noted below has incurred “Post-October” losses during the period November 1, 2008 through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Growth & Core
Janus Forty Fund(1)	$–	$–	$(506,183,974)	$(541,162,014)	$(126,737)	$609,249,813

(1)	Formerly known as Janus Adviser Forty Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration date of the carryovers.

	July 31,	Accumulated
Fund	2017	Capital Losses

Growth & Core
Janus Forty Fund(1)	$(506,183,974)	$(506,183,974)

(1)	Formerly known as Janus Adviser Forty Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 is noted below.

Unrealized appreciation and unrealized depreciation in the table below excludes appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Growth & Core
Janus Forty Fund(1)	$4,828,455,360	$818,130,875	$(208,881,062)

(1)	Formerly known as Janus Adviser Forty Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth & Core
Janus Forty Fund(1)	$–	$199,819,920	$378	$(11,480,489)

(1)	Formerly known as Janus Adviser Forty Fund.

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Growth & Core
Janus Forty Fund(1)	$3,564,329	$1,676,017	$–	$(3,858,668)

(1)	Formerly known as Janus Adviser Forty Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is

28  Janus Growth & Core Funds  July 31, 2009

the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

Janus
Fund	Forty Fund(1)

Class A Shares
2009	1.03%(2)
2008	0.97%(2)
2007	1.05%(2)
2006	1.06%(2)
2005	0.92%(2)(3)

Class C Shares
2009	1.81%(2)
2008	1.73%(2)
2007	1.73%(2)
2006	1.70%(2)
2005	1.74%(2)
2004	1.67%(2)

Class I Shares
2009	0.67%(2)
2008	0.65%(2)
2007	0.68%(2)
2006	0.70%(2)(4)

Class R Shares
2009	1.41%(2)
2008	1.40%(2)
2007	1.43%(2)
2006	1.46%(2)
2005	1.42%(2)(3)

Class S Shares
2009	1.15%(2)
2008	1.14%(2)
2007	1.18%(2)
2006	1.18%(2)
2005	1.16%(2)
2004	1.17%(2)

Class T Shares
2009	1.09%(2)(5)

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.
(4)	Period from November 28, 2005 (inception date) through July 31, 2006.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Growth & Core Funds  July 31, 2009  29

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus Forty Fund(1)
For each fiscal year or period ended July 31(all numbers in thousands)	2009	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	72,986	30,257
Reinvested dividends and distributions	877	10
Shares repurchased	(69,670)	(8,038)
Net Increase/(Decrease) in Fund Shares	4,193	22,229
Shares Outstanding, Beginning of Period	41,200	18,971
Shares Outstanding, End of Period	45,393	41,200
Transactions in Fund Shares – Class C Shares:
Shares sold	26,002	11,034
Reinvested dividends and distributions	406	–
Shares repurchased	(23,005)	(1,288)
Net Increase/(Decrease) in Fund Shares	3,403	9,746
Shares Outstanding, Beginning of Period	13,869	4,123
Shares Outstanding, End of Period	17,272	13,869
Transactions in Fund Shares – Class I Shares:
Shares sold	36,287	18,918
Reinvested dividends and distributions	521	6
Shares repurchased	(33,039)	(2,069)
Net Increase/(Decrease) in Fund Shares	3,769	16,855
Shares Outstanding, Beginning of Period	19,679	2,824
Shares Outstanding, End of Period	23,448	19,679
Transactions in Fund Shares – Class R Shares:
Shares sold	8,467	2,279
Reinvested dividends and distributions	153	–
Shares repurchased	(6,164)	(324)
Net Increase/(Decrease) in Fund Shares	2,456	1,955
Shares Outstanding, Beginning of Period	2,600	645
Shares Outstanding, End of Period	5,056	2,600
Transactions in Fund Shares – Class S Shares:
Shares sold	146,389	61,207
Reinvested dividends and distributions	4,877	50
Shares repurchased	(152,882)	(40,139)
Net Increase/(Decrease) in Fund Shares	(1,616)	21,118
Shares Outstanding, Beginning of Period	99,086	77,968
Shares Outstanding, End of Period	97,470	99,086
Transactions in Fund Shares – Class T Shares(2):
Shares sold	39*	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	–	N/A
Net Increase/(Decrease) in Fund Shares	39*	N/A
Shares Outstanding, Beginning of Period	–	N/A
Shares Outstanding, End of Period	39*	N/A

*	Shares are not in thousands.

(1)	Formerly known as Janus Adviser Forty Fund.
(2)	Transactions in Fund Shares - Class T Shares are for the period from July 6, 2009 (inception date) to July 31, 2009.

30  Janus Growth & Core Funds  July 31, 2009

8.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth & Core
Janus Forty Fund(1)	$2,559,433,822	$2,186,641,182	$–	$–

(1)	Formerly known as Janus Adviser Forty Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities

Janus Growth & Core Funds  July 31, 2009  31

Notes to Financial Statements (continued)

commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Fund will change its fiscal year from July 31 to September 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32  Janus Growth & Core Funds  July 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Forty Fund (one of the funds constituting Janus Investment Fund) at July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

Janus Growth & Core Funds  July 31, 2009  33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

34  Janus Growth & Core Funds  July 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth & Core Funds  July 31, 2009  35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The

36  Janus Growth & Core Funds  July 31, 2009

Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth & Core Funds  July 31, 2009  37

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended July 31, 2009:

Capital Gain Distributions

Fund

Growth & Core
Janus Forty Fund(1)	$199,819,920

(1)	Formerly known as Janus Adviser Forty Fund.

38  Janus Growth & Core Funds  July 31, 2009

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Growth & Core Funds  July 31, 2009  39

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

40  Janus Growth & Core Funds  July 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Forty Fund	1/08-Present	Vice President of Janus Capital and Portfolio Manger for other Janus accounts. Formerly, Portfolio Manager (2000-2007) for Janus Orion Fund and Portfolio Manager (2005-2006) for Janus Triton Fund.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds  July 31, 2009  41

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-300 07-09

2009 Annual Report
Janus Risk-Managed Funds

Risk-Managed
INTECH Risk-Managed Growth Fund
(formerly known as Janus Adviser INTECH Risk-Managed Growth Fund)
INTECH Risk-Managed International Fund
(formerly known as Janus Adviser INTECH Risk-Managed International Fund)
INTECH Risk-Managed Value Fund
(formerly known as Janus Adviser INTECH Risk-Managed Value Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Risk-Managed
INTECH Risk-Managed Growth Fund	2
INTECH Risk-Managed International Fund	14
INTECH Risk-Managed Value Fund	29
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	45
Notes to Schedules of Investments	55
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	72
Additional Information	73
Explanations of Charts, Tables and Financial Statements	74
Designation Requirements	77
Trustees and Officers	78

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees (applicable to Class S only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees (applicable to Class S Shares) administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Risk-Managed Funds  July 31, 2009  1

INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended July 31, 2009, INTECH Risk-Managed Growth Fund returned -23.17% for its Class S Shares. This compares to the -17.57% return posted by the Russell 1000® Growth Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 22 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Growth Fund.

2  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

International Business Machines Corp. Computers	4.3%
Microsoft Corp. Applications Software	3.2%
Cisco Systems, Inc. Networking Products	2.7%
Wal-Mart Stores, Inc. Retail – Discount	2.6%
Procter & Gamble Co. Cosmetics and Toiletries	2.3%

15.1%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

Janus Risk-Managed Funds  July 31, 2009  3

INTECH Risk-Managed Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Growth Fund – Class A Shares

NAV	–23.17%	–1.17%	2.60%	0.97%	0.97%(a)

MOP	–27.45%	–2.09%	1.87%

INTECH Risk-Managed Growth Fund – Class C Shares

NAV	–23.53%	–1.68%	2.06%	1.69%	1.69%(a)

CDSC	–24.30%	–1.68%	2.06%

INTECH Risk-Managed Growth Fund – Class I Shares	–22.76%	–1.17%	2.60%	0.57%	0.57%(b)

INTECH Risk-Managed Growth Fund – Class S Shares	–23.17%	–1.17%	2.60%	1.04%	1.04%(c)

INTECH Risk-Managed Growth Fund – Class T Shares	–23.17%	–1.17%	2.60%	0.79%	0.79%(d)

Russell 1000® Growth Index	–17.57%	0.70%	3.56%

Lipper Quartile – Class S Shares	3rd	4th	4th

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Growth Funds	307/471	259/313	231/284

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

4  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “JAD predecessor fund”) into Class A Shares of INTECH Risk-Managed Growth Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from January 2, 2003 to September 30, 2004 (prior to the reorganization). Performance shown for certain periods prior to September 30, 2004 for Class A Shares was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of INTECH Risk-Managed Growth Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from January 2, 2003 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of INTECH Risk-Managed Growth Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods January 2, 2003 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly Class I Shares). The performance shown for certain periods prior to November 28, 2005, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Janus Risk-Managed Funds  July 31, 2009  5

INTECH Risk-Managed Growth Fund (unaudited)

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of INTECH Risk-Managed Growth Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into INTECH Risk-Managed Growth Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,225.90	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,220.50	$9.03

Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	$8.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,227.10	$2.98

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,223.70	$5.79

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,086.90	$0.45

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

†	Expenses are equal to the annualized expense ratio of 0.78% for Class A Shares, 1.64% for Class C Shares, 0.54% for Class I Shares and 1.05% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.60% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Risk-Managed Funds  July 31, 2009

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.6%
Aerospace and Defense – 0.8%
5,000	General Dynamics Corp.	$276,950
30,800	Lockheed Martin Corp.	2,302,608
24,000	Raytheon Co.	1,126,800
58,300	Rockwell Collins, Inc.	2,460,260
21,400	TransDigm Group, Inc.*	819,406
		6,986,024
Aerospace and Defense – Equipment – 0.6%
2,900	Alliant Techsystems, Inc.*	228,288
69,400	B.F. Goodrich Co.	3,564,384
16,900	BE Aerospace, Inc.*	273,104
19,000	United Technologies Corp.	1,034,930
		5,100,706
Agricultural Chemicals – 0.4%
14,900	Intrepid Potash, Inc.*	376,374
17,900	Monsanto Co.	1,503,600
6,100	Mosaic Co.	318,115
34,100	Terra Industries, Inc.	994,356
		3,192,445
Agricultural Operations – 0.6%
161,500	Archer-Daniels-Midland Co.	4,864,380
Airlines – 0.2%
80,600	AMR Corp.*	431,210
19,500	Continental Airlines, Inc. – Class B*	217,815
110,000	Delta Air Lines, Inc.*	762,300
34,100	Southwest Airlines Co.	267,685
		1,679,010
Apparel Manufacturers – 0.2%
27,500	Polo Ralph Lauren Corp.	1,733,875
2,900	VF Corp.	187,601
		1,921,476
Applications Software – 4.0%
29,800	Citrix Systems, Inc.*	1,060,880
175,900	Intuit, Inc.*	5,224,230
1,159,300	Microsoft Corp.	27,266,736
7,800	Red Hat, Inc.*	178,074
		33,729,920
Athletic Footwear – 0.1%
7,500	NIKE, Inc. – Class B	424,800
Automotive – Medium and Heavy Duty Trucks – 0.1%
11,100	Navistar International*	438,894
18,100	PACCAR, Inc.	627,165
		1,066,059
Automotive – Truck Parts and Equipment – Original – 0%
9,200	Johnson Controls, Inc.	238,096
Batteries and Battery Systems – 0.1%
14,300	Energizer Holdings, Inc.*	916,058
Beverages – Non-Alcoholic – 4.4%
305,600	Coca-Cola Co.	15,231,104
122,300	Coca-Cola Enterprises, Inc.	2,298,017
40,800	Hansen Natural Corp.*	1,265,208
32,900	Pepsi Bottling Group, Inc.	1,116,955
310,300	PepsiCo, Inc.	17,609,525
		37,520,809
Beverages – Wine and Spirits – 0.3%
61,600	Brown-Forman Corp. – Class B	2,707,320
Broadcast Services and Programming – 0.1%
29,000	Discovery Communications, Inc.*	649,600
7,700	Scripps Networks Interactive, Inc. – Class A	248,556
		898,156
Building – Residential and Commercial – 0.1%
38,200	Pulte Homes, Inc.*	434,334
Building Products – Air and Heating – 0.2%
39,500	Lennox International, Inc.	1,376,575
Building Products – Cement and Aggregate – 0.2%
35,400	Eagle Materials, Inc.	966,420
5,000	Martin Marietta Materials, Inc.	430,350
		1,396,770
Building Products – Wood – 0%
12,200	Masco Corp.	169,946
Cable Television – 1.3%
623,600	Comcast Corp. – Class A	9,266,696
64,000	DIRECTV Group, Inc.*	1,657,600
		10,924,296
Casino Hotels – 0.1%
38,200	Las Vegas Sands Corp.*	357,170
49,900	MGM Mirage*	360,777
		717,947
Casino Services – 0.2%
69,200	International Game Technology	1,366,700
34,500	Scientific Games Corp. – Class A*	621,690
		1,988,390
Cellular Telecommunications – 0.2%
4,800	Leap Wireless International, Inc.*	114,960
48,900	MetroPCS Communications, Inc.*	579,465
43,800	N.I.I. Holdings, Inc.*	1,008,276
		1,702,701
Chemicals – Diversified – 0.2%
26,100	E.I. du Pont de Nemours & Co.	807,273
18,000	FMC Corp.	875,520
		1,682,793
Chemicals – Specialty – 0.5%
7,500	Albemarle Corp.	222,825
77,000	Ecolab, Inc.	3,196,270
21,400	International Flavors & Fragrances, Inc.	754,564
6,100	Lubrizol Corp.	353,373
		4,527,032
Coal – 0.6%
54,700	Alpha Natural Resources, Inc.*	1,822,057
16,300	Consol Energy, Inc.	579,139
25,100	Massey Energy Co.	667,660
23,700	Peabody Energy Corp.	784,707
21,600	Walter Industries, Inc.	1,066,176
		4,919,739
Coatings and Paint Products – 0.6%
91,200	Sherwin-Williams Co.	5,266,800
Coffee – 0%
4,700	Green Mountain Coffee Roasters, Inc.*	331,068

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  7

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Commercial Banks – 0%
8,600	Commerce Bancshares, Inc.	$315,276
Commercial Services – 0.6%
45,000	Alliance Data Systems Corp.*	2,295,000
101,900	Iron Mountain, Inc.*	2,976,499
		5,271,499
Commercial Services – Finance – 3.2%
390,000	Automatic Data Processing, Inc.	14,527,500
5,800	Equifax, Inc.	151,090
24,500	Global Payments, Inc.	1,036,350
211,300	H&R Block, Inc.	3,526,597
2,100	MasterCard, Inc. – Class A	407,463
26,600	Moody’s Corp.	631,484
147,600	Paychex, Inc.	3,911,400
13,000	Total System Services, Inc.	190,840
40,400	Visa, Inc. – Class A	2,644,584
23,700	Western Union Co.	414,276
		27,441,584
Computer Services – 0.2%
20,500	Accenture, Ltd. – Class A	718,935
300	Affiliated Computer Services, Inc. – Class A*	14,223
44,800	Cognizant Technology Solutions Corp.*	1,325,632
		2,058,790
Computer Software – 0.3%
71,400	Metavante Technologies, Inc.*	2,199,120
Computers – 8.1%
79,400	Apple, Inc.*	12,973,166
80,000	Dell, Inc.*	1,070,400
424,100	Hewlett-Packard Co.	18,363,530
307,600	International Business Machines Corp.	36,275,268
		68,682,364
Computers – Integrated Systems – 0.2%
22,500	Brocade Communications Systems, Inc.*	176,850
43,600	Diebold, Inc.	1,208,592
12,600	Micros Systems, Inc.*	345,114
		1,730,556
Computers – Memory Devices – 0.4%
110,700	EMC Corp.*	1,667,142
56,500	SanDisk Corp.*	1,006,830
22,700	Seagate Technology*	273,308
7,800	Western Digital Corp.*	235,950
		3,183,230
Consulting Services – 0.2%
94,400	SAIC, Inc.*	1,707,696
Consumer Products – Miscellaneous – 1.4%
60,100	Clorox Co.	3,666,701
136,900	Kimberly-Clark Corp.	8,001,805
15,200	Scotts Miracle-Gro Co. – Class A	593,560
		12,262,066
Containers – Metal and Glass – 0.1%
21,900	Ball Corp.	1,059,084
6,800	Crown Holdings, Inc.*	170,680
		1,229,764
Containers – Paper and Plastic – 0%
15,600	Pactiv Corp.*	392,808
Cosmetics and Toiletries – 3.2%
6,900	Alberto-Culver Co.	176,778
93,900	Colgate-Palmolive Co.	6,802,116
4,100	Estee Lauder Co., Inc. – Class A	149,404
355,534	Procter & Gamble Co.	19,735,692
		26,863,990
Data Processing and Management – 0.3%
33,800	Broadridge Financial Solutions, Inc.	583,726
20,700	Dun & Bradstreet Corp.	1,490,193
13,100	Fidelity National Information Services, Inc.	306,802
		2,380,721
Dental Supplies and Equipment – 0.1%
37,100	Dentsply International, Inc.	1,237,285
Diagnostic Equipment – 0.1%
34,400	Gen-Probe, Inc.*	1,276,928
Diagnostic Kits – 0.2%
9,000	Idexx Laboratories, Inc.*	448,380
32,500	Inverness Medical Innovations, Inc.*	1,093,625
		1,542,005
Dialysis Centers – 0.5%
78,300	DaVita, Inc.*	3,891,510
Disposable Medical Products – 0.2%
28,600	C.R. Bard, Inc.	2,104,102
Distribution/Wholesale – 0.9%
73,500	Fastenal Co.	2,614,395
57,900	W.W. Grainger, Inc.	5,205,789
		7,820,184
Diversified Operations – 1.6%
65,600	3M Co.	4,626,112
6,500	Brink’s Co.	176,475
93,400	Cooper Industries, Ltd. – Class A	3,077,530
3,300	Danaher Corp.	202,092
103,200	Dover Corp.	3,509,832
28,900	ITT Corp.	1,427,660
14,800	Leggett & Platt, Inc.	256,780
11,000	Leucadia National Corp.*	269,500
		13,545,981
E-Commerce/Products – 0.4%
34,900	Amazon.com, Inc.*	2,993,024
E-Commerce/Services – 0.3%
36,300	Expedia, Inc.*	751,773
29,400	IAC/InterActiveCorp*	541,254
11,600	Netflix, Inc.*	509,704
3,800	Priceline.com, Inc.*	492,556
		2,295,287
Electric – Integrated – 0.4%
8,700	DPL, Inc.	208,365
37,300	FPL Group, Inc.	2,113,791
82,400	Sierra Pacific Resources	947,600
		3,269,756
Electric – Transmission – 0.2%
27,400	ITC Holdings Corp.	1,306,980
Electric Products – Miscellaneous – 0%
13,000	Molex, Inc.	230,880

See Notes to Schedules of Investments and Financial Statements.

8  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Electronic Components – Miscellaneous – 0.1%
15,700	Garmin, Ltd.	$434,262
17,200	Gentex Corp.	257,484
16,400	Jabil Circuit, Inc.	150,224
		841,970
Electronic Components – Semiconductors – 3.4%
97,400	Advanced Micro Devices, Inc.*	356,484
163,400	Altera Corp.	3,053,946
96,500	Broadcom Corp. – Class A*	2,724,195
47,300	Cree, Inc.*	1,516,438
546,500	Intel Corp.	10,520,125
24,300	International Rectifier Corp.*	402,408
12,800	MEMC Electronic Materials, Inc.*	225,536
6,700	Microchip Technology, Inc.	180,431
70,200	Micron Technology, Inc.*	448,578
60,400	National Semiconductor Corp.	909,624
282,800	Nvidia Corp.*	3,656,604
90,400	ON Semiconductor Corp.*	659,920
17,000	QLogic Corp.*	221,850
37,000	Rambus, Inc.*	626,410
16,300	Rovi Corp.*	426,408
6,100	Silicon Laboratories, Inc.*	261,263
108,100	Xilinx, Inc.	2,344,689
		28,534,909
Electronic Connectors – 0.1%
24,300	Amphenol Corp. – Class A	810,405
Electronic Design Automation – 0.2%
46,100	Cadence Design Systems, Inc.*	271,990
50,600	Synopsys, Inc.*	1,010,988
		1,282,978
Electronic Forms – 0.2%
38,100	Adobe Systems, Inc.*	1,235,202
Electronic Measuring Instruments – 0.3%
14,100	Agilent Technologies, Inc.*	327,402
5,800	Itron, Inc.*	302,586
14,400	National Instruments Corp.	363,168
46,200	Trimble Navigation, Ltd.*	1,095,402
		2,088,558
Energy – Alternate Sources – 0.2%
10,800	First Solar, Inc.*	1,667,412
Engineering – Research and Development Services – 0.7%
43,700	Aecom Technology Corp.*	1,415,880
20,400	Fluor Corp.	1,077,120
20,200	Jacobs Engineering Group, Inc.*	827,796
34,100	McDermott International, Inc. (U.S. Shares)*	666,314
36,200	Shaw Group, Inc.*	1,065,728
16,600	URS Corp.*	839,960
		5,892,798
Engines – Internal Combustion – 0.2%
30,900	Cummins, Inc.	1,329,009
Enterprise Software/Services – 2.5%
91,900	BMC Software, Inc.*	3,127,357
770,744	Oracle Corp.	17,056,565
23,000	Sybase, Inc.*	823,400
		21,007,322
Entertainment Software – 0%
23,400	Activision Blizzard, Inc.*	267,930
Fiduciary Banks – 0.5%
47,600	Bank of New York Mellon Corp.	1,301,384
12,200	Northern Trust Corp.	729,682
35,100	State Street Corp.	1,765,530
		3,796,596
Filtration and Separations Products – 0%
6,100	Donaldson Co., Inc.	231,861
Finance – Auto Loans – 0%
14,600	AmeriCredit Corp.*	229,074
Finance – Consumer Loans – 0.1%
96,200	SLM Corp.*	855,218
Finance – Credit Card – 0%
12,400	American Express Co.	351,292
Finance – Investment Bankers/Brokers – 0.8%
136,800	Charles Schwab Corp.	2,444,616
1,300	Goldman Sachs Group, Inc.	212,290
13,400	Greenhill & Co., Ltd.	1,009,288
24,100	Jefferies Group, Inc.*	550,926
35,300	Lazard, Ltd. – Class A	1,305,747
23,800	Morgan Stanley	678,300
14,400	TD Ameritrade Holding Corp.*	266,976
		6,468,143
Finance – Other Services – 0.6%
5,800	CME Group, Inc.	1,617,214
8,800	IntercontinentalExchange, Inc.*	827,728
59,700	Nasdaq Stock Market, Inc.*	1,261,461
37,000	NYSE Euronext	997,150
		4,703,553
Food – Baking – 0%
8,800	Flowers Foods, Inc.	207,944
Food – Confectionery – 0.5%
100,100	Hershey Co.	3,998,995
Food – Dairy Products – 0.1%
58,200	Dean Foods Co.*	1,233,258
Food – Meat Products – 0%
4,800	Hormel Foods Corp.	172,368
Food – Miscellaneous/Diversified – 1.3%
46,500	Campbell Soup Co.	1,442,895
9,400	General Mills, Inc.	553,754
90,100	H.J. Heinz Co.	3,465,246
98,500	Kellogg Co.	4,678,750
10,300	McCormick & Co., Inc.	331,866
24,300	Sara Lee Corp.	258,552
		10,731,063
Food – Retail – 0.5%
141,300	Kroger Co.	3,020,994
40,900	Whole Foods Market, Inc.*	989,371
		4,010,365
Food – Wholesale/Distribution – 0.7%
265,100	Sysco Corp.	6,298,776
Forestry – 0%
11,900	Plum Creek Timber Co., Inc.	372,232
Funeral Services and Related Items – 0%
19,100	Hillenbrand, Inc.	346,092

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  9

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Garden Products – 0.1%
32,400	Toro Co.	$1,122,984
Gas – Distribution – 0%
16,400	CenterPoint Energy, Inc.	197,620
Gold Mining – 0.2%
32,100	Newmont Mining Corp.	1,327,335
Hazardous Waste Disposal – 0.2%
25,200	Stericycle, Inc.*	1,290,240
Hotels and Motels – 0%
9,500	Marriott International, Inc. – Class A	204,630
16,300	Wyndham Worldwide Corp.	227,385
		432,015
Human Resources – 0%
8,100	Robert Half International, Inc.	200,799
Independent Power Producer – 0%
27,100	Calpine Corp.*	349,048
Industrial Audio and Video Products – 0.1%
11,500	Dolby Laboratories, Inc.*	478,745
Industrial Automation and Robotics – 0%
5,200	Rockwell Automation, Inc.	215,332
Industrial Gases – 0.1%
15,100	Praxair, Inc.	1,180,518
Insurance Brokers – 0.2%
13,800	Arthur J. Gallagher & Co.	316,020
68,500	Brown & Brown, Inc.	1,313,830
11,300	Erie Indemnity Co. – Class A	423,185
		2,053,035
Internet Content – Information/News – 0%
20,300	HLTH Corp.*	298,004
Internet Infrastructure Software – 0.2%
50,000	Akamai Technologies, Inc.*	822,000
32,700	F5 Networks, Inc.*	1,213,824
		2,035,824
Internet Security – 0.3%
19,400	McAfee, Inc.*	864,852
105,500	Symantec Corp.*	1,575,115
		2,439,967
Investment Management and Advisory Services – 0.6%
15,500	Affiliated Managers Group, Inc.*	1,023,310
24,600	Eaton Vance Corp.	704,052
18,600	Federated Investors, Inc. – Class B	482,298
8,600	Franklin Resources, Inc.	762,648
14,500	INVESCO, Ltd.	286,375
8,200	T. Rowe Price Group, Inc.	383,022
35,800	Waddell & Reed Financial, Inc. – Class A	1,015,646
		4,657,351
Leisure and Recreation Products – 0.1%
14,000	WMS Industries, Inc.*	506,240
Life and Health Insurance – 0.4%
400	AFLAC, Inc.	15,144
22,200	Lincoln National Corp.	470,418
45,000	Principal Financial Group, Inc.	1,066,500
35,600	Prudential Financial, Inc.	1,576,012
		3,128,074
Linen Supply and Related Items – 0.1%
16,300	Cintas Corp.	410,434
Machinery – Construction and Mining – 0.3%
11,000	Bucyrus International, Inc.	324,280
48,900	Caterpillar, Inc.	2,154,534
		2,478,814
Machinery – Farm – 0.2%
33,600	Deere & Co.	1,469,664
Machinery – General Industrial – 0.2%
41,900	IDEX Corp.	1,143,032
10,800	Roper Industries, Inc.	516,456
7,400	Wabtec Corp.	249,010
		1,908,498
Machinery – Pumps – 0.2%
11,700	Flowserve Corp.	945,009
12,200	Graco, Inc.	301,828
		1,246,837
Medical – Biomedical and Genetic – 3.2%
8,500	Alexion Pharmaceuticals, Inc.*	374,425
188,400	Amgen, Inc.*	11,739,204
4,300	Amylin Pharmaceuticals, Inc.*	63,253
10,500	Biogen Idec, Inc.*	499,275
3,200	Bio-Rad Laboratories, Inc.*	247,808
86,600	Celgene Corp.*	4,932,736
17,800	Dendreon Corp.*	430,938
32,300	Genzyme Corp.*	1,676,047
57,500	Gilead Sciences, Inc.*	2,813,475
17,300	Illumina, Inc.*	625,222
21,000	Myriad Genetics, Inc.*	575,820
8,300	OSI Pharmaceuticals, Inc.*	280,457
3,500	United Therapeutics Corp.*	324,170
63,100	Vertex Pharmaceuticals, Inc.*	2,272,231
		26,855,061
Medical – Drugs – 6.5%
433,100	Abbott Laboratories	19,485,169
39,300	Allergan, Inc.	2,099,799
669,600	Bristol-Myers Squibb Co.	14,557,104
68,000	Cephalon, Inc.*	3,988,200
7,900	Eli Lilly & Co.	275,631
107,100	Merck & Co., Inc.	3,214,071
316,400	Schering-Plough Corp.	8,387,764
9,800	Valeant Pharmaceuticals International*	252,840
63,500	Wyeth	2,955,925
		55,216,503
Medical – Generic Drugs – 0.2%
138,500	Mylan, Inc.*	1,826,815
Medical – HMO – 0.4%
6,800	Aetna, Inc.	183,396
46,200	Humana, Inc.*	1,517,670
36,500	WellPoint, Inc.*	1,921,360
		3,622,426
Medical – Outpatient and Home Medical Care – 0.1%
46,800	Lincare Holdings, Inc.*	1,225,224
Medical – Wholesale Drug Distributors – 0.2%
73,600	AmerisourceBergen Corp.	1,451,392

See Notes to Schedules of Investments and Financial Statements.

10  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Medical Information Systems – 0.3%
12,900	Allscripts Healthcare Solutions, Inc.*	$222,267
23,600	Cerner Corp.*	1,535,888
27,200	IMS Health, Inc.	326,400
		2,084,555
Medical Instruments – 0.5%
4,000	Beckman Coulter, Inc.	251,960
45,100	Edwards Lifesciences Corp.*	2,949,991
19,700	Medtronic, Inc.	697,774
		3,899,725
Medical Labs and Testing Services – 0.9%
2,700	Covance, Inc.*	148,905
10,700	Laboratory Corp. of America Holdings*	718,933
125,600	Quest Diagnostics, Inc.	6,860,272
		7,728,110
Medical Products – 3.2%
159,300	Baxter International, Inc.	8,979,741
17,100	Becton, Dickinson and Co.	1,114,065
277,400	Johnson & Johnson	16,890,886
		26,984,692
Metal – Copper – 0.4%
27,000	Freeport-McMoRan Copper & Gold, Inc. – Class B*	1,628,100
67,700	Southern Copper Corp.	1,743,952
		3,372,052
Metal – Iron – 0.1%
29,100	Cliffs Natural Resources, Inc.	797,049
Metal Processors and Fabricators – 0%
4,300	Precision Castparts Corp.	343,183
Multi-Line Insurance – 0.1%
13,800	American International Group, Inc.*	181,332
83,100	Genworth Financial, Inc. – Class A*	573,390
		754,722
Multimedia – 0.1%
7,300	FactSet Research Systems, Inc.	413,910
16,600	McGraw-Hill Co., Inc.	520,410
		934,320
Networking Products – 2.8%
1,036,700	Cisco Systems, Inc.*	22,817,767
42,900	Juniper Networks, Inc.*	1,120,977
		23,938,744
Non-Hazardous Waste Disposal – 0.4%
17,300	Republic Services, Inc.	460,180
8,100	Waste Connections, Inc.*	228,501
87,800	Waste Management, Inc.	2,468,058
		3,156,739
Oil – Field Services – 1.6%
25,000	Oceaneering International, Inc.*	1,273,000
223,800	Schlumberger, Ltd. (U.S. Shares)	11,973,300
4,800	Smith International, Inc.	120,624
		13,366,924
Oil and Gas Drilling – 0%
4,300	Pride International, Inc.*	107,801
Oil Companies – Exploration and Production – 0.7%
11,800	EQT Corp.	452,884
16,700	Exco Resources, Inc.*	229,458
109,700	PetroHawk Energy Corp.*	2,663,516
10,900	Range Resources Corp.	505,869
47,100	Southwestern Energy Co.*	1,951,353
4,900	St. Mary Land & Exploration Co.	116,963
		5,920,043
Oil Companies – Integrated – 1.5%
181,200	Exxon Mobil Corp.	12,754,668
Oil Field Machinery and Equipment – 0.2%
43,200	Dresser-Rand Group, Inc.*	1,257,552
15,000	FMC Technologies, Inc.*	652,500
		1,910,052
Oil Refining and Marketing – 0.3%
106,100	Frontier Oil Corp.	1,474,790
23,800	Holly Corp.	506,226
62,900	Tesoro Corp.	823,361
		2,804,377
Pharmacy Services – 0.8%
8,200	Express Scripts, Inc. – Class A*	574,328
109,466	Medco Health Solutions, Inc.*	5,786,373
8,600	Omnicare, Inc.	205,282
		6,565,983
Pipelines – 0%
17,200	El Paso Corp.	173,032
Power Converters and Power Supply Equipment – 0.2%
10,700	Hubbell, Inc. – Class A	399,324
30,800	SunPower Corp. – Class A*	991,760
		1,391,084
Property and Casualty Insurance – 0.1%
15,100	Fidelity National Financial, Inc. – Class A	216,685
23,400	W. R. Berkley Corp.	543,582
		760,267
Protection – Safety – 0%
11,200	Brink’s Home Security Holding*	333,984
Publishing – Books – 0%
11,700	John Wiley & Sons, Inc. – Class A	373,113
Real Estate Management/Services – 0%
21,300	CB Richard Ellis Group, Inc. – Class A*	232,170
Real Estate Operating/Development – 0%
7,000	St. Joe Co.*	197,120
Reinsurance – 0.1%
34,000	Axis Capital Holdings, Ltd.	967,640
6,700	Endurance Specialty Holdings, Ltd.	223,579
		1,191,219
REIT – Diversified – 0.1%
24,100	Digital Realty Trust, Inc.	977,255
REIT – Regional Malls – 0%
203	Simon Property Group, Inc.	11,311
REIT – Storage – 0.1%
14,500	Public Storage	1,052,265
Rental Auto/Equipment – 0%
6,900	Aaron Rents, Inc.	189,543

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  11

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Respiratory Products – 0.3%
56,300	ResMed, Inc.*	$2,308,300
Retail – Apparel and Shoe – 0.7%
9,800	Aeropostale, Inc.*	356,720
67,100	American Eagle Outfitters, Inc.	965,569
36,700	Chico’s FAS, Inc.*	420,949
45,300	Gap, Inc.	739,296
35,900	Limited Brands, Inc.	464,546
9,600	Nordstrom, Inc.	253,824
60,500	Ross Stores, Inc.	2,667,445
		5,868,349
Retail – Auto Parts – 1.0%
2,400	Advance Auto Parts, Inc.	110,952
24,100	AutoZone, Inc.*	3,701,037
108,700	O’Reilly Automotive, Inc.*	4,419,742
		8,231,731
Retail – Automobile – 0.1%
56,800	Carmax, Inc.*	916,184
Retail – Bedding – 0.1%
24,400	Bed Bath & Beyond, Inc.*	847,900
Retail – Building Products – 0.4%
74,800	Home Depot, Inc.	1,940,312
64,500	Lowe’s Co., Inc.	1,448,670
		3,388,982
Retail – Catalog Shopping – 0.1%
20,400	MSC Industrial Direct Co. – Class A	800,496
Retail – Consumer Electronics – 0.1%
25,700	Best Buy Co., Inc.	960,409
Retail – Discount – 2.9%
6,600	Big Lots, Inc.*	152,064
22,100	Dollar Tree, Inc.*	1,019,252
5,800	Family Dollar Stores, Inc.	182,236
29,000	Target Corp.	1,264,980
445,200	Wal-Mart Stores, Inc.	22,206,576
		24,825,108
Retail – Drug Store – 0.2%
27,246	CVS Caremark Corp.	912,196
29,500	Walgreen Co.	915,975
		1,828,171
Retail – Mail Order – 0%
15,200	Williams-Sonoma, Inc.	213,712
Retail – Major Department Stores – 0.1%
13,500	TJX Co., Inc.	489,105
Retail – Office Supplies – 0%
18,700	Staples, Inc.	393,074
Retail – Pet Food and Supplies – 0.2%
86,100	PetSmart, Inc.	1,926,057
Retail – Regional Department Stores – 0.7%
129,600	Kohl’s Corp.*	6,292,080
Retail – Restaurants – 3.2%
13,400	Brinker International, Inc.	222,976
8,400	Chipotle Mexican Grill, Inc. – Class A*	788,172
61,900	Darden Restaurants, Inc.	2,004,941
276,400	McDonald’s Corp.	15,218,584
13,400	Panera Bread Co. – Class A*	736,464
144,700	Starbucks Corp.*	2,561,190
133,600	Tim Hortons, Inc.	3,619,224
58,900	Wendy’s/Arby’s Group, Inc.	269,762
38,200	Yum! Brands, Inc.	1,354,572
		26,775,885
Retail – Sporting Goods – 0.2%
90,600	Dick’s Sporting Goods, Inc.*	1,798,410
Rubber – Tires – 0.1%
30,700	Goodyear Tire & Rubber Co.*	522,514
Savings/Loan/Thrifts – 0.1%
6,400	Capitol Federal Financial	235,712
19,400	Hudson City Bancorp, Inc.	272,764
		508,476
Schools – 0.5%
20,800	Apollo Group, Inc. – Class A*	1,436,032
10,300	Career Education Corp.*	236,076
10,400	ITT Educational Services, Inc.*	1,012,440
6,800	Strayer Education, Inc.	1,444,184
		4,128,732
Semiconductor Components/Integrated Circuits – 0.6%
16,800	Analog Devices, Inc.	459,816
151,000	Cypress Semiconductor Corp.*	1,603,620
83,100	Linear Technology Corp.	2,232,897
48,500	Marvell Technology Group, Ltd.*	646,990
38,200	Maxim Integrated Products	676,904
		5,620,227
Semiconductor Equipment – 0.1%
13,200	Lam Research Corp.*	396,792
8,700	Novellus Systems, Inc.*	170,259
10,900	Varian Semiconductor Equipment Associates, Inc.*	349,236
		916,287
Soap and Cleaning Preparations – 0%
1,800	Church & Dwight Co., Inc.	106,164
Software Tools – 0.1%
36,000	VMware, Inc. – Class A*	1,160,280
Super-Regional Banks – 0.4%
9,500	Capital One Financial Corp.	291,650
119,400	Wells Fargo & Co.	2,920,524
		3,212,174
Telecommunication Equipment – Fiber Optics – 0.1%
42,600	Corning, Inc.	724,200
61,800	JDS Uniphase Corp.*	362,148
		1,086,348
Telecommunication Services – 0.2%
33,400	Amdocs, Ltd. (U.S. Shares)*	798,928
36,300	NeuStar, Inc. – Class A*	823,284
28,000	Time Warner Telecom, Inc. – Class A*	277,200
		1,899,412
Telephone – Integrated – 0.1%
28,500	Frontier Communications Corp.	199,500
28,900	Windstream Corp.	253,453
		452,953

See Notes to Schedules of Investments and Financial Statements.

12  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Tobacco – 2.1%
164,100	Altria Group, Inc.	$2,876,673
25,500	Lorillard, Inc.	1,879,860
281,700	Philip Morris International, Inc.	13,127,220
		17,883,753
Toys – 0.1%
4,000	Hasbro, Inc.	106,000
6,600	Marvel Entertainment, Inc.*	261,096
31,900	Mattel, Inc.	560,802
		927,898
Transportation – Railroad – 1.3%
3,300	Kansas City Southern*	67,023
90,400	Norfolk Southern Corp.	3,909,800
120,500	Union Pacific Corp.	6,931,160
		10,907,983
Transportation – Services – 0.2%
6,000	C.H. Robinson Worldwide, Inc.	327,180
15,700	Expeditors International of Washington, Inc.	532,701
11,100	United Parcel Service, Inc. – Class B	596,403
15,500	UTi Worldwide, Inc. (U.S. Shares)*	195,610
		1,651,894
Transportation – Truck – 0.1%
24,000	J.B. Hunt Transport Services, Inc.	670,800
Veterinary Diagnostics – 0.1%
20,300	VCA Antech, Inc.*	519,274
Web Hosting/Design – 0.1%
13,200	Equinix, Inc.*	1,078,836
Web Portals/Internet Service Providers – 0.8%
14,000	Google, Inc. – Class A*	6,202,700
8,500	Sohu.com, Inc.*	519,945
24,100	Yahoo!, Inc.*	345,112
		7,067,757
Wireless Equipment – 1.4%
5,800	American Tower Corp. – Class A*	197,722
7,300	Crown Castle International Corp.*	209,802
36,700	Motorola, Inc.*	262,772
227,600	QUALCOMM, Inc.	10,517,396
20,100	SBA Communications Corp. – Class A*	524,409
		11,712,101

Total Investments (total cost $768,943,328) – 99.6%		846,711,076

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		3,823,910

Net Assets – 100%		$850,534,986

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$7,226,796	0.8%
Cayman Islands	707,570	0.1%
Guernsey	798,928	0.1%
Netherlands Antilles	11,973,300	1.4%
Panama	666,314	0.1%
United States	825,142,558	97.5%
Virgin Islands (British)	195,610	0.0%

Total	$846,711,076	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  13

INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended July 31, 2009, INTECH Risk-Managed International Fund returned -23.56% for its Class I Shares. This compares to the -22.60% return posted by the Morgan Stanley Capital International “MSCI” EAFE® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 22 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed International Fund.

14  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

HSBC Holdings PLC Commercial Banks	1.2%
BP PLC Oil Companies – Integrated	1.1%
AstraZeneca PLC Medical – Drugs	1.0%
Total S.A. Oil Companies – Integrated	0.9%
GlaxoSmithKline PLC Medical – Drugs	0.9%

5.1%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

Janus Risk-Managed Funds  July 31, 2009  15

INTECH Risk-Managed International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed International Fund – Class A Shares

NAV	–23.56%	–14.90%	4.51%	1.25%(a)

MOP	–27.95%	–17.11%

INTECH Risk-Managed International Fund – Class C Shares

NAV	–23.61%	–15.30%	5.25%	2.00%(a)

CDSC	–24.35%	–15.30%

INTECH Risk-Managed International Fund – Class I Shares	–23.56%	–14.81%	4.28%	1.00%(b)

INTECH Risk-Managed International Fund – Class S Shares	–23.63%	–15.05%	4.74%	1.50%(c)

INTECH Risk-Managed International Fund – Class T Shares	–25.80%	–17.59%	4.50%	1.25%(d)

Morgan Stanley Capital International EAFE® Index	–22.60%	–15.67%

Lipper Quartile – Class I Shares	3rd	2nd

Lipper Ranking – Class I Shares based on total returns for International Funds	703/1,236	463/1,058

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

16  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into Class A Shares of INTECH Risk-Managed International Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of INTECH Risk-Managed International Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of INTECH Risk-Managed International Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of INTECH Risk-Managed International Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee

Janus Risk-Managed Funds  July 31, 2009  17

INTECH Risk-Managed International Fund (unaudited)

and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into INTECH Risk-Managed International Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – May 2, 2007

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

18  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,285.60	$3.57*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,285.10	$3.74*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,283.60	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,283.20	$3.57*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)**

Actual	$1,000.00	$1,104.60	$0.75

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$4.97

†	Expenses are equal to the annualized expense ratio of 0.63% for Class A Shares, 0.66% for Class C Shares, 0.71% for Class I Shares and 0.63% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, and Class S Shares. Without these waivers, the expenses paid during the period would have been $5.44 for Class A, $9.69 for Class C and $6.85 for Class S.
**	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds  July 31, 2009  19

INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.2%
Advertising Services – 0.8%
1,100	Dentsu, Inc.	$23,230
190	Hakuhodo DY Holdings, Inc.	10,443
813	Publicis Groupe	28,895
		62,568
Aerospace and Defense – 0.4%
499	BAE Systems PLC	2,559
2,892	Rolls-Royce Group PLC	20,009
173	Thales S.A.	7,312
		29,880
Aerospace and Defense – Equipment – 0.1%
1,079	Cobham PLC	3,228
233	European Aeronautic Defence and Space Co. N.V.	4,442
		7,670
Agricultural Chemicals – 0.3%
86	Syngenta A.G.	19,854
Airlines – 0.1%
2,000	All Nippon Airways Co., Ltd.	5,581
340	Singapore Airlines, Ltd.	3,190
		8,771
Airport Development – Maintenance – 0.2%
148	Aeroports de Paris	11,944
36	Fraport A.G. Frankfurt Airport Services Worldwide	1,645
		13,589
Apparel Manufacturers – 0.5%
770	Billabong International, Ltd.	5,923
1,240	Burberry Group PLC	9,527
24	Christian Dior	2,083
116	Hermes International	17,432
		34,965
Appliances – 0.4%
1,561	Electrolux A.B.	29,216
Applications Software – 0.1%
2,190	Sage Group PLC	7,147
Athletic Footwear – 0.1%
7	Puma A.G. Rudolf Dassler Sport	1,775
2,000	Yue Yuen Industrial Holdings, Ltd.	5,433
		7,208
Audio and Video Products – 0.2%
200	Panasonic Corp.	3,171
1,000	Sharp Corp.	11,130
		14,301
Automotive – Cars and Light Trucks – 1.5%
362	Bayerische Motoren Werke A.G.	16,635
28	Daimler A.G.	1,293
163	Fiat S.P.A.	1,807
700	Honda Motor Co., Ltd.	22,566
5,000	Mitsubishi Motors Corp.*	9,248
700	Suzuki Motor Corp.	17,683
900	Toyota Motor Corp.	37,957
304	Volvo A.B. – Class A	2,160
322	Volvo A.B. – Class B	2,355
		111,704
Automotive – Medium and Heavy Duty Trucks – 0.1%
579	Scania A.B.	6,783
Automotive – Truck Parts and Equipment – Original – 1.0%
100	Aisin Seiki Co., Ltd.	2,574
500	Denso Corp.	14,771
100	JTEKT Corp.	1,132
700	NOK Corp.	8,590
500	Stanley Electric Co., Ltd.	10,379
1,200	Sumitomo Electric Industries, Ltd.	14,954
400	Toyoda Gosei Company, Ltd.	12,388
300	Toyota Industries Corp.	8,118
		72,906
Batteries and Battery Systems – 0.2%
2,000	GS Yuasa Corp.	18,286
Beverages – Non-Alcoholic – 0.2%
1,819	Coca-Cola Amatil, Ltd.	14,189
83	Coca-Cola Hellenic Bottling Company S.A.	1,893
		16,082
Beverages – Wine and Spirits – 0.2%
729	Diageo PLC	11,421
13	Pernod-Ricard S.A.	1,010
		12,431
Brewery – 1.1%
95	Carlsberg A/S – Class B	6,592
2,485	Foster’s Group, Ltd.	11,199
4,000	Fraser and Neave, Ltd.	11,537
61	Heineken N.V.	2,435
2,485	Lion Nathan, Ltd.	24,330
1,131	SABMiller PLC	26,201
		82,294
Building – Heavy Construction – 1.2%
846	ACS Actividades de Construccion y Servicios S.A.	45,078
62	Fomento de Construcciones y Contratas S.A.	2,487
387	Sacyr Vallehermoso S.A.	6,199
1,140	Skanska A.B. – Class B	16,002
385	Vinci S.A.	19,593
		89,359
Building – Residential and Commercial – 0.6%
190	Berkeley Group Holdings PLC*	2,621
1,000	Daiwa House Industry Co., Ltd.	10,348
1,000	Sekisui Chemical Co., Ltd.	5,908
3,000	Sekisui House, Ltd.	28,285
		47,162
Building and Construction – Miscellaneous – 0.9%
682	Balfour Beatty PLC	3,483
162	Bouygues S.A.	6,899
243	Eiffage S.A.	16,198
87	Hochtief A.G.	5,210
5,000	Kajima Corp.	14,111
1,000	Obayashi Corp.	4,471
2,000	Shimzu Corp.	8,223
4,000	Taisei Corp.	9,090
		67,685
Building and Construction Products – Miscellaneous – 1.0%
141	Cie de Saint-Gobain	5,717
4,780	Fletcher Building, Ltd.	22,716
109	Geberit A.G.	15,214

See Notes to Schedules of Investments and Financial Statements.

20  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Building and Construction Products – Miscellaneous – (continued)
76	IMERYS S.A.	$4,047
600	JS Group Corp.	9,310
1,000	Panasonic Electric Works Co., Ltd.	10,612
1,000	TOTO, Ltd.	6,860
		74,476
Building Products – Air and Heating – 0.1%
100	Daikin Industries, Ltd.	3,636
100	Rinnai Corp.	4,365
		8,001
Building Products – Cement and Aggregate – 0.9%
1,022	Boral, Ltd.	4,264
1,748	Cimpor-Cimentos de Portugal	13,302
711	CRH PLC	16,972
140	Holcim, Ltd.*	8,506
2,988	James Hardie Industries N.V.	12,966
7,000	Taiheiyo Cement Corp.	10,580
92	Titan Cement Co. S.A.	2,669
		69,259
Cable Television – 0.2%
1,736	British Sky Broadcasting Group PLC	15,831
Capacitors – 0.1%
300	Mitsumi Electric Co., Ltd.	7,404
Casino Hotels – 0.1%
1,370	Crown, Ltd.	8,591
Casino Services – 0.1%
100	Sankyo Co., Ltd.	5,961
Cellular Telecommunications – 0.6%
40	Millicom International Cellular S.A. (SDR)*	3,011
128	Mobistar S.A.	8,157
2	NTT DoCoMo, Inc.	2,900
14,862	Vodafone Group PLC	30,457
		44,525
Chemicals – Diversified – 2.4%
199	Akzo Nobel N.V.	10,917
3,000	Asahi Kasei Corp.	15,506
516	BASF S.E.	25,744
502	Bayer A.G.	30,733
309	Johnson Matthey PLC	7,308
137	K+S A.G.	7,663
2,000	Kaneka Corp.	13,910
221	Koninklijke DSM N.V.	7,899
2,000	Mitsubishi Gas Chemical Co., Inc.	12,324
1,000	Nissan Chemical Industries, Ltd.	13,466
400	Nitto Denko Corp.	12,895
216	Nufarm, Ltd.	1,958
300	Shin-Etsu Chemical Co., Ltd.	16,172
1,000	Tosoh Corp.	2,928
22	Wacker Chemie A.G.	2,909
		182,332
Chemicals – Specialty – 0.2%
1,000	Daicel Chemical Industries, Ltd.	6,374
5	Givaudan S.A.	3,344
49	Lonza Group A.G.	4,858
		14,576
Circuit Boards – 0.1%
200	Ibiden Co., Ltd.	6,659
Commercial Banks – 10.6%
2,000	77 Bank, Ltd.	11,838
1,274	Australia and New Zealand Banking Group, Ltd.	19,738
684	Banca Popolare di Milano Scarl	4,140
2,036	Banco Bilbao Vizcaya Argentaria S.A.	33,425
2,744	Banco de Sabadell S.A.	18,301
1,051	Banco de Valencia S.A.	10,245
1,789	Banco Popular Espanol S.A.	16,151
3,582	Banco Santander Central Hispano S.A.	51,863
418	Bank of Cyprus Public Co., Ltd.	2,758
3,400	Bank of East Asia, Ltd.	11,319
2,181	Bankinter S.A.	24,772
3,092	Barclays PLC	15,612
268	BNP Paribas	19,535
1,000	BOC Hong Kong Holdings, Ltd.	2,132
4,000	Chiba Bank, Ltd	25,959
1,000	Chugoku Bank, Ltd.	13,487
800	Commonwealth Bank of Australia	28,628
1,241	Credit Agricole S.A.	17,712
2,200	Den Norske Bank A.S.A.	19,153
332	Deutsche Bank A.G.	21,622
3,332	Fortis	12,963
4,000	Fukuoka Financial Group, Inc.	17,546
1,000	Gunma Bank, Ltd.	5,813
2,000	Hachijuni Bank, Ltd.	11,711
100	Hang Seng Bank, Ltd.	1,625
2,000	Hiroshima Bank, Ltd.	8,329
3,000	Hokuhoku Financial Group, Inc.	6,849
8,857	HSBC Holdings PLC	89,609
2,628	Intesa Sanpaolo S.P.A.	9,784
1,000	Iyo Bank, Ltd.	10,464
2,000	Joyo Bank, Ltd.	10,189
1,800	Mitsubishi UFJ Financial Group, Inc.	10,768
1,148	National Australia Bank, Ltd.	23,353
3,000	Nishin-Nippon City Bank, Ltd.	7,610
2,302	Nordea Bank A.B.	22,340
5,000	Oversea-Chinese Banking Corp., Ltd.	27,175
400	Resona Holdings, Inc.	5,911
13,874	Royal Bank of Scotland Group PLC	10,392
2,000	Shizuoka Bank, Ltd.	19,702
191	Societe Generale – Class A	12,262
992	Standard Chartered PLC	23,544
1,000	Sumitomo Trust & Banking Co., Ltd.	5,475
740	Svenska Handelsbanken A.B. – Class A	18,107
2,737	UniCredit S.P.A.	8,015
660	Unione di Banche Italiane SCPA	9,232
1,000	United Overseas Bank, Ltd.	12,288
1,475	Westpac Banking Corp.	26,749
1,000	Yamaguchi Financial Group, Inc.	13,688
		809,883
Commercial Services – 0.3%
17	SGS S.A.	20,084
Commercial Services – Finance – 0.5%
4,522	Experian PLC	37,310
Computer Aided Design – 0.2%
370	Dassault Systemes S.A.	18,508

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  21

INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Computer Services – 0.5%
64	Cap Gemini S.A.	$2,955
2,753	Computershare, Ltd.	22,626
442	Indra Sistemas S.A.	10,157
		35,738
Computers – Memory Devices – 0.1%
200	TDK Corp.	10,527
Consulting Services – 0%
38	Bereau Veritas S.A.	1,801
295	Serco Group PLC	1,988
		3,789
Consumer Products – Miscellaneous – 0.1%
911	Husqvarna A.B.	5,747
Containers – Metal and Glass – 0.3%
1,000	Toyo Seikan Kaisha, Ltd.	21,457
Containers – Paper and Plastic – 0.1%
1,153	Amcor, Ltd.	4,772
Cosmetics and Toiletries – 0%
21	L’Oreal S.A.	1,820
Cruise Lines – 0.2%
422	Carnival PLC*	12,292
Diagnostic Kits – 0%
94	QIAGEN N.V.*	1,783
Dialysis Centers – 0%
17	Fresenius Medical Care A.G. & Co. KGaA	781
Distribution/Wholesale – 0.2%
1,000	Jardine Cycle & Carriage, Ltd.	16,403
Diversified Financial Services – 0.4%
2,080	Criteria Caixacorp S.A.	10,004
2,759	Investec PLC	18,617
		28,621
Diversified Minerals – 1.3%
124	Angiodynamics, Inc.*	3,997
1,407	BHP Billiton, Ltd.	44,527
1,267	BHP Billiton PLC	33,075
1,000	Sumitomo Metal Mining Co., Ltd.	15,062
		96,661
Diversified Operations – 1.9%
258	Drax Group PLC	1,725
197	Exor S.P.A.	3,318
278	Groupe Bruxelles Lambert S.A.	22,059
2,705	Invensys PLC	11,656
236	LVMH Moet Hennessy Louis Vuitton S.A.	21,286
34	Nationale A Portefeuille	1,758
220	Siemens A.G.	17,538
2,000	Swire Pacific, Ltd. – Class A	22,465
4,362	Tomkins PLC	12,895
185	Wartsila Oyj – Class B	6,617
5,000	Wharf Holdings, Ltd.	23,517
		144,834
E-Commerce/Services – 0%
2	Rakuten, Inc.	1,285
Electric – Distribution – 0.3%
1,724	AGL Energy, Ltd.	21,477
Electric – Integrated – 1.7%
100	Chugoku Electric Power Co., Inc.	2,095
500	CLP Holdings, Ltd.	3,400
629	E.ON A.G.	23,943
679	Enel S.P.A.	3,689
4,048	Energias de Portugal S.A.	16,054
69	Fortum Oyj	1,598
349	GDF Suez	13,332
100	Hokuriku Electric Power Co.	2,288
1,500	HongKong Electric Holdings	8,274
1,522	Iberdrola S.A.	13,057
215	Public Power Corp., S.A.	4,688
356	RWE A.G.	30,111
93	Scottish & Southern Energy PLC	1,719
200	Shikoku Electric Power Co., Inc.	5,993
		130,241
Electric – Transmission – 0.8%
3,001	National Grid PLC	27,993
423	Red Electrica Corp. S.A.	19,875
3,652	Terna Rete Elettrica Nazionale S.P.A.	12,868
		60,736
Electric Products – Miscellaneous – 0.4%
400	Casio Computer Co., Ltd.	3,285
558	Legrand S.A.	13,649
6,000	SANYO Electric Co., Ltd.*	13,445
		30,379
Electronic Components – Miscellaneous – 1.3%
400	Hoya Corp.	9,661
300	Kyocera Corp.	24,163
200	Mabuchi Motor Co., Ltd.	10,041
1,000	Minebea Co., Ltd.	4,069
100	Murata Manufacturing Co., Ltd.	4,904
4,000	NEC Corp.	14,037
1,000	NGK Insulators, Ltd.	22,672
100	Nidec Corp.	7,240
		96,787
Electronic Components – Semiconductors – 0.6%
500	Rohm Co., Ltd.	37,206
190	Solarworld A.G.	4,600
200	Sumco Corp.	3,752
		45,558
Electronic Connectors – 0.1%
100	Hirose Electric Co., Ltd.	11,204
Electronic Measuring Instruments – 0.3%
100	Keyence Corp.	19,755
Energy – Alternate Sources – 0.4%
1,600	EDP Renovaveis S.A.*	16,426
751	Iberdrola Renovables	3,468
256	Verbund – Oesterreichische Elektrizitaetswirtschafts A.G.	12,473
		32,367
Engineering – Research and Development Services – 0.6%
1,261	ABB, Ltd.	23,043
1,000	JGC Corp.	17,334
4,000	Singapore Technologies Engineering, Ltd.	7,312
92	WorleyParsons, Ltd.	1,985
		49,674

See Notes to Schedules of Investments and Financial Statements.

22  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Enterprise Software/Services – 0.8%
1,751	Autonomy Corp. PLC*	$34,363
100	Nomura Research Institute, Ltd.	2,479
100	Oracle Corp. Japan	4,027
456	SAP A.G.	21,474
		62,343
Filtration and Separations Products – 0%
192	Afla Laval A.B.	2,092
Finance – Credit Card – 0.1%
400	Aeon Credit Service Co., Ltd.	4,558
Finance – Investment Bankers/Brokers – 1.4%
828	Credit Suisse Group A.G.	39,144
1,580	ICAP PLC	11,981
510	Macquarie Bank, Ltd.	18,771
639	Mediobanca S.P.A.	8,970
3,000	Shinko Securities Co., Ltd.	10,971
1,244	UBS A.G.	18,179
		108,016
Finance – Leasing Companies – 0%
80	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,452
Finance – Other Services – 1.6%
964	ASX, Ltd.	30,289
134	Deutsche Boerse A.G.	10,608
2,300	Hong Kong Exchanges & Clearing, Ltd.	43,390
441	London Stock Exchange Group PLC	5,244
6,000	Singapore Exchange, Ltd.	36,364
		125,895
Food – Catering – 0.4%
3,986	Compass Group PLC	21,470
226	Sodexo	11,897
		33,367
Food – Dairy Products – 0.2%
7,447	Parmalat S.P.A.	18,604
Food – Flour and Grain – 0.1%
500	Nisshin Seifun Group, Inc.	6,083
Food – Miscellaneous/Diversified – 1.2%
473	Associated British Foods PLC	6,288
1,414	Nestle S.A.	58,218
400	Orkla A.S.A.	3,169
692	Unilever N.V.	18,905
271	Unilever PLC	7,151
		93,731
Food – Retail – 1.7%
193	Carrefour S.A.	9,059
27	Casino Guichard Perrachon S.A.	1,860
51	Colruyt S.A.	11,411
372	Delhaize Group	26,597
301	J Sainsbury PLC	1,596
256	Jeronimo Martins SGPS S.A.	1,795
465	Koninklijke Ahold N.V.	5,287
194	Metro A.G.	11,230
3,628	Tesco PLC	22,269
1,811	Woolworths, Ltd.	41,261
		132,365
Food – Wholesale/Distribution – 0.4%
419	Kesko, Ltd.	11,047
6,452	Metcash, Ltd.	23,088
		34,135
Gambling – Non-Hotel – 0.3%
638	Ladbrokes PLC	1,870
710	OPAP S.A.	17,049
530	TABCORP Holdings, Ltd.	3,208
		22,127
Gas – Distribution – 0.1%
580	Centrica PLC	2,134
2,600	Hong Kong & China Gas Co., Ltd.	5,817
		7,951
Gas – Transportation – 0%
499	Snam Rete Gas S.P.A.	2,185
Gold Mining – 0.5%
587	Newcrest Mining, Ltd.	14,724
325	Randgold Resources, Ltd.	19,731
		34,455
Hotels and Motels – 0.3%
87	Accor S.A.	3,713
1,000	City Developments, Ltd.	7,048
1,197	Intercontinental Hotels Group PLC	13,575
		24,336
Human Resources – 0.9%
518	Adecco S.A.	24,974
1,352	Capita Group PLC	15,073
797	Randstad Holding N.V.	27,600
		67,647
Import/Export – 0.6%
2,000	Itochu Corp.	14,966
100	Mitsubishi Corp.	1,998
600	Mitsui & Company, Ltd.	7,528
800	Sumitomo Corp.	7,923
800	Toyota Tsusho Corp.	12,295
		44,710
Industrial Automation and Robotics – 0.2%
200	Fanuc, Ltd.	16,425
Industrial Gases – 0.5%
143	Air Liquide S.A.	14,930
32	Linde A.G.	3,024
2,000	Taiyo Nippon Sanso Corp.	19,237
		37,191
Internet Brokers – 0.1%
800	Matsui Securities Co., Ltd.	7,636
Internet Financial Services – 0.1%
34	SBI Holdings, Inc.	6,875
Internet Security – 0.2%
500	Trend Micro, Inc.	17,281
Investment Companies – 0.4%
1,590	Investor A.B. – Class B	28,325
18	Pargesa Holding S.A.	1,322
		29,647

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  23

INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Investment Management and Advisory Services – 0.1%
617	Schroders PLC	$10,073
Leisure and Recreation Products – 0.1%
700	Sega Sammy Holdings, Inc.	9,234
Life and Health Insurance – 1.1%
1,067	Alleanza Assicurzioni S.P.A.	8,021
1,153	AMP, Ltd.	5,418
1,270	Aviva PLC	7,440
2,053	AXA Asia Pacific Holdings, Ltd.	7,295
2,338	Legal & General Group PLC	2,517
1,969	Mediolanum S.P.A.	11,245
14,001	Old Mutual PLC	22,407
2,448	Prudential PLC	18,327
1	Sony Financial Holdings, Inc.	3,083
		85,753
Lottery Services – 0.2%
8,891	Tatts Group, Ltd.	18,213
Machine Tools and Related Products – 0.1%
300	THK Co., Ltd.	4,928
Machinery – Construction and Mining – 0.2%
600	Atlas Copco AB – Class A	7,154
448	Atlas Copco AB – Class B	4,751
		11,905
Machinery – Electrical – 0.3%
64	Schindler Holding A.G.	4,134
153	Schindler Holding A.G.	9,883
100	SMC Corp.	11,288
		25,305
Machinery – Farm – 0.2%
2,000	Kubota Corp.	18,011
Machinery – General Industrial – 1.1%
2,000	Amada Co., Ltd.	12,726
7,000	Ishikawajima-Harima Heavy Industries Company, Ltd.	11,838
4,000	Kawasaki Heavy Industries, Ltd.	10,316
535	Kone Oyj – Class B	18,199
113	MAN A.G.	7,786
1,000	Sumitomo Heavy Industries, Ltd.	4,830
938	Zardoya Otis S.A.	21,308
		87,003
Medical – Biomedical and Genetic – 0.2%
232	CSL, Ltd.	5,926
72	Novozymes A/S	6,471
		12,397
Medical – Drugs – 5.1%
162	Actelion, Ltd.*	8,940
100	Astellas Pharma, Inc.	3,816
1,576	AstraZeneca PLC	73,781
900	Chugai Pharmaceutical Co., Ltd.	16,505
1,000	Dainippon Sumitomo Pharma Co., Ltd.	9,301
200	Eisai Company, Ltd.	7,124
3,565	GlaxoSmithKline PLC	68,415
198	H Lundbeck A/S	3,838
45	Ipsen	2,072
1,000	Kyowa Hakko Kogyo Co., Ltd.	11,521
147	Merck KGaA	13,652
860	Novartis A.G.	39,401
482	Novo Nordisk A/S	28,373
84	Orion Oyj – Class B	1,472
343	Roche Holding A.G.	54,106
564	Sanofi-Aventis S.A.	36,940
100	Santen Pharmaceutical Co., Ltd.	3,123
486	Shire PLC	7,208
57	UCB S.A.	1,885
		391,473
Medical Products – 0.6%
243	Cochlear, Ltd.	11,305
115	Coloplast A/S	8,432
177	Phonak Holding A.G.	15,616
187	William Demant Holding*	11,133
		46,486
Metal – Aluminum – 0%
400	Norsk Hydro A.S.A.	2,350
Metal – Copper – 0.5%
2,144	Antofagasta PLC	27,108
842	Kazakhmys PLC	12,045
		39,153
Metal – Diversified – 0.6%
1,080	Eurasian Natural Resources Corp.	15,576
4,000	Mitsui Mining & Smelting Co., Ltd.	11,035
24	Rio Tinto, Ltd.	1,212
93	Rio Tinto PLC	3,866
571	Vedanta Resources PLC	16,823
		48,512
Metal Processors and Fabricators – 0.6%
1,209	Assa Abloy AB – Class B	19,946
433	Sims Metal Management, Ltd.	10,083
998	SKF A.B.	14,977
		45,006
Mining Services – 0.1%
490	Orica, Ltd.	9,202
Mortgage Banks – 0.2%
5,381	Banca Carige S.P.A.	15,330
MRI and Medical Diagnostic Imaging Center – 0.1%
613	Sonic Healthcare, Ltd.	5,997
Multi-Line Insurance – 2.0%
992	Aegon N.V.	7,292
122	Allianz S.E.	12,064
64	Assicurazioni Generali S.P.A.	1,458
231	AXA S.A.	4,882
353	Baloise Holding A.G.	28,155
164	CNP Assurances	14,983
2,885	Mapfre S.A.	10,772
1,273	Sampo Oyj – Class A	26,577
50	Topdanmark A/S*	6,834
148	Vienna Insurance Group	6,834
153	Zurich Financial Services A.G.	30,080
		149,931
Multimedia – 1.0%
1,857	Pearson PLC	21,509
1,105	Thomson Reuters PLC	35,343
490	Vivendi	12,587

See Notes to Schedules of Investments and Financial Statements.

24  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Multimedia – (continued)
872	WPP PLC	$6,725
		76,164
Non-Ferrous Metals – 0.5%
419	Energy Resources of Australia, Ltd.	8,863
6,000	Mitsubishi Materials Corp.	16,299
3,347	Paladin Resources, Ltd.*	12,761
		37,923
Office Automation and Equipment – 0.5%
400	Canon, Inc.	14,924
108	Neopost S.A.	9,196
1,000	Ricoh Co, Ltd.	13,128
		37,248
Office Supplies and Forms – 0.1%
152	Societe BIC S.A.	9,112
Oil – Field Services – 0.3%
790	AMEC PLC	9,302
141	Saipem S.P.A.	3,818
78	SBM Offshore N.V.	1,492
137	Technip S.A.	8,282
		22,894
Oil and Gas Drilling – 0%
200	Seadrill, Ltd.	3,212
Oil Companies – Exploration and Production – 1.8%
2,730	Arrow Energy, Ltd.*	9,792
328	Cairn Energy PLC*	13,126
1,642	Lundin Petroleum A.B.*	14,546
2,445	Origin Energy, Ltd.	29,642
1,031	Santos, Ltd.	12,517
2,613	Tullow Oil PLC	43,141
407	Woodside Petroleum, Ltd.	15,551
		138,315
Oil Companies – Integrated – 5.0%
2,140	BG Group PLC	35,707
10,420	BP PLC	86,529
1,809	ENI S.P.A.	42,099
481	Galp Energia, SGPS S.A. – Class B	6,293
752	Repsol YPF S.A.	17,457
2,213	Royal Dutch Shell PLC – Class A	58,104
1,861	Royal Dutch Shell PLC – Class B	48,302
658	StatoilHydro A.S.A.	14,069
1,257	Total S.A.	69,700
		378,260
Oil Refining and Marketing – 1.5%
1,052	Caltex Australia, Ltd.	11,461
5,000	Cosmo Oil Co.	14,956
614	Hellenic Petroleum S.A.	6,370
5,500	Nippon Mining Holdings, Inc.	26,160
3,000	Nippon Oil Corp.	15,918
1,700	Showa Shell Sekiyu K.K.	19,029
2,000	TonenGeneral Sekiyu K.K.	19,110
		113,004
Optical Supplies – 0.2%
140	Cie Generale d’Optique Essilor International S.A.	7,761
262	Luxottica Group S.P.A.	6,556
		14,317
Paper and Related Products – 0.5%
221	Holmen A.B. – Class B	6,082
1,000	OJI Paper Co., Ltd.	4,344
2,192	Svenska Cellulosa	28,186
		38,612
Photo Equipment and Supplies – 0.2%
400	Fuji Photo Film Company, Ltd.	13,064
500	Konica Minolta Holdings, Inc.	5,470
		18,534
Power Converters and Power Supply Equipment – 0.2%
120	Schneider Electric S.A.	10,900
51	Vestas Wind Systems A/S*	3,593
		14,493
Printing – Commercial – 0.5%
1,000	Dai Nippon Printing Co., Ltd.	14,650
2,000	Toppan Printing Co., Ltd.	20,420
		35,070
Property and Casualty Insurance – 0.9%
188	Admiral Group PLC	3,003
2,000	Aioi Insurance Co., Ltd.	9,513
2,476	Insurance Australia Group, Ltd.	7,598
400	Mitsui Sumitomo Insurance Group Holdings, Inc.	10,274
1,190	QBE Insurance Group, Ltd.	19,401
1,000	Sompo Japan Insurance, Inc.	6,638
300	Tokio Marine Holdings, Inc.	8,720
54	TrygVesta A.S.	3,639
		68,786
Public Thoroughfares – 0.3%
1,012	Abertis Infraestucturas S.A.	20,955
97	Atlantia S.P.A.	2,140
		23,095
Publishing – Books – 0%
71	Reed Elsevier N.V.	744
447	Reed Elsevier PLC	3,160
		3,904
Publishing – Periodicals – 0.1%
150	PagesJaunes S.A.	1,618
193	Wolters Kluwer N.V.	3,796
		5,414
Real Estate Management/Services – 0.1%
100	Daito Trust Construction Co., Ltd.	4,925
200	Nomura Real Estate Holdings, Inc.	3,518
		8,443
Real Estate Operating/Development – 3.1%
5,000	CapitaLand, Ltd.	13,275
1,000	Cheng Kong Holdings, Ltd.	12,916
6,000	Chinese Estates Holdings, Ltd.	10,529
5,000	Hang Lung Group, Ltd.	25,904
9,000	Hang Lung Properties, Ltd.	32,982
5,000	Henderson Land Development Co., Ltd.	33,033
2,900	Hopewell Holdings, Ltd.	9,467
2,000	Hysan Development Co., Ltd.	5,471
3,500	Kerry Properties, Ltd.	18,065
300	Leopalace21 Corp.	2,572
18,000	New World Development, Ltd.	42,970
1,000	Sun Hung Kai Properties, Ltd.	15,213

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  25

INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Real Estate Operating/Development – (continued)
1,000	Tokyo Tatemono Co., Ltd.	$4,904
3,000	Tokyu Land Corp.	12,113
		239,414
Reinsurance – 1.1%
350	Hannover Rueckversicherung A.G.	14,215
319	Muenchener Rueckversicherungs A.G.	48,324
818	SCOR S.E.	19,637
		82,176
REIT – Diversified – 0.3%
122	British Land Co. PLC	886
127	Corio N.V.	7,037
23	Fonciere Des Regions	2,016
86	Unibail-Rodamco	15,026
		24,965
REIT – Office Property – 0.2%
118	ICADE	10,325
1	Japan Prime Realty Investment Corp.	2,153
1	Nomura Real Estate Office Fund, Inc.	6,574
		19,052
REIT – Shopping Centers – 0.1%
1	Japan Retail Fund Investment Corp.	5,021
Retail – Apparel and Shoe – 1.5%
100	Fast Retailing Co., Ltd.	12,990
600	Hennes & Mauritz A.B. – Class B	35,685
657	Inditex S.A.	35,335
1,182	Next PLC	33,660
		117,670
Retail – Building Products – 0.5%
10,999	Kingfisher PLC	39,083
Retail – Jewelry – 0.1%
164	Swatch Group, A.G.	6,087
Retail – Major Department Stores – 0.8%
2,924	Home Retail Group PLC	15,335
100	Isetan Mitsukoshi Holdings, Ltd.	1,060
1,000	J. Front Retailing Co., Ltd.	5,560
3,801	Marks & Spencer Group PLC	21,949
400	MARUI GROUP Co., Ltd.	2,871
134	PPR	14,931
		61,706
Retail – Miscellaneous/Diversified – 0.2%
100	Seven & I Holdings Co., Ltd.	2,346
282	Wesfarmers, Ltd.	6,095
309	Wesfarmers, Ltd.	6,676
		15,117
Retail – Restaurants – 0.1%
300	McDonald’s Holdings Co. Japan, Ltd.	5,460
Rubber – Tires – 0.2%
100	Bridgestone Corp.	1,738
236	Compagnie Generale des Etablissements Michelin – Class B	17,038
		18,776
Rubber and Vinyl – 0.1%
300	JSR Corp.	5,410
Satellite Telecommunications – 0.3%
435	Eutelsat Communications*	12,154
478	SES S.A. (FDR)	9,441
		21,595
Security Services – 0.5%
5,564	G4S PLC	19,840
100	Secom Co., Ltd.	4,281
1,821	Securitas A.B – Class B	17,167
		41,288
Semiconductor Equipment – 0.5%
900	ASM Pacific Technology, Ltd.	6,109
809	ASML Holding N.V.	21,178
200	Tokyo Electron, Ltd.	10,485
		37,772
Shipbuilding – 0.2%
5,000	Mitsui Engineering & Shipbuilding Co., Ltd.	12,684
Silver Mining – 0.1%
990	Fresnillo PLC	10,326
Soap and Cleaning Preparations – 0.5%
741	Reckitt Benckiser Group PLC	35,594
Steel – Producers – 0.7%
1,087	Acerinox S.A.	21,563
5,000	Nisshin Steel Company, Ltd.	9,566
539	Rautaruukki Oyj	11,660
148	SSAB Svenskt Stal A.B.	1,939
115	SSAB Svenskt Stal A.B. – Class B	1,375
500	Tokyo Steel Manufacturing Co., Ltd.	5,549
		51,652
Steel – Specialty – 0.2%
891	Outokumpu OYJ	17,459
Storage and Warehousing – 0.2%
1,000	Mitsubishi Logistics Corp.	12,409
Sugar – 0.1%
517	Suedzucker A.G.	10,934
Telecommunication Services – 0.3%
249	Tele2 A.B. – Class B	3,352
4,934	Telecom Corporation of New Zealand, Ltd.	9,079
1,000	Telenor A.S.A.	9,228
131	TeliaSonera A.B.	841
		22,500
Telephone – Integrated – 3.4%
173	Belgacom S.A.	6,197
1,894	Deutsche Telekom A.G.	24,211
113	Elisa Oyj	2,073
986	France Telecom S.A.	24,604
198	Hellenic Telecommunication Organization S.A.	3,104
1,909	Koninklijke KPN N.V.	28,688
100	Nippon Telegraph & Telephone Corp.	4,133
1,686	Portugal Telecom SGPS S.A.	17,078
900	Softbank Corp.	19,168
134	Swisscom A.G.	44,000
5,298	Telecom Italia S.P.A.	5,968
11,516	Telecom Italia S.P.A.	18,020
2,101	Telefonica S.A.	52,261
175	Telekom Austria A.G.	2,671

See Notes to Schedules of Investments and Financial Statements.

26  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Telephone – Integrated – (continued)
1,433	Telstra Corp., Ltd.	$4,229
		256,405
Television – 0.5%
355	Gestevision Telecinco S.A.	4,047
560	M6-Metropole Television	11,193
4,177	Mediaset S.P.A.	25,254
		40,494
Textile – Products – 0.5%
1,000	Kuraray Co., Ltd.	11,341
2,000	Mitsubishi Rayon Co., Ltd.	5,475
1,000	Nisshinbo Industries, Inc.	12,800
1,000	Teijin, Ltd.	3,171
1,000	Toray Industries, Inc.	5,010
		37,797
Tobacco – 1.0%
1,994	British American Tobacco PLC	61,879
207	Imperial Tobacco Group PLC	5,915
258	Swedish Match A.B.	4,927
		72,721
Tools – Hand Held – 0.1%
200	Makita Corp.	4,968
Transportation – Railroad – 1.4%
1,000	Hankyu Hanshin Holdings, Inc.	4,608
1,000	Keihin Electric Express Railway	8,340
4,000	Keio Corp.	24,014
1,000	Keisei Electric Railway Co., Ltd.	6,247
4,000	Kintetsu Corp.	18,645
2,000	MTR Corp.	7,252
2,000	Odakyu Electric Railway Co., Ltd.	17,292
2,000	Tobu Railway Co., Ltd.	12,155
1,000	Tokyu Corp.	4,904
		103,457
Transportation – Services – 0.5%
2,000	ComfortDelgro Corp., Ltd.	2,155
84	Deutsche Post A.G.	1,329
305	Kuehne + Nagel International A.G.	25,411
1,709	Toll Holdings, Ltd.	9,702
		38,597
Transportation – Truck – 0.3%
1,000	Nippon Express Co., Ltd.	4,598
1,000	Yamato Holdings Co., Ltd.	14,871
		19,469
Travel Services – 0.2%
2,389	Thomas Cook Group, PLC	8,659
2,559	Tui Travel PLC	9,702
		18,361
Warehousing and Harbor Transport Services – 0.1%
1,000	Kamigumi Co., Ltd.	8,340
Water – 0.2%
446	United Utilities Group PLC	3,358
256	Veolia Environnement	8,803
		12,161
Web Portals/Internet Service Providers – 0.3%
147	Iliad S.A.	15,691
392	United Internet A.G. – Reg Shares	4,983
		20,674
Wireless Equipment – 0.4%
443	Nokia OYJ	5,896
2,181	Telefonaktiebolaget L.M. Ericsson – Class B	21,408
		27,304

Total Common Stock (cost $7,029,720)		7,568,016

Preferred Stock – 0.3%
Electric – Integrated – 0.3%
307	RWE A.G. (cost $20,391)	21,853

Rights – 0%
Commercial Banks – 0%
684	Banca Popolare di Milano Scarl*	0
Machinery – General Industrial – 0%
938	Zardoya Otis S.A.*	969

Total Rights (cost $0)		969

Money Market – 0%
2,029	Janus Cash Liquidity Fund LLC, 0% (cost $2,029)	2,029

Total Investments (total cost $7,052,140) – 99.5%		7,592,867

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		41,058

Net Assets – 100%		$7,633,925

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  27

INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$624,589	8.2%
Austria	21,978	0.3%
Belgium	91,025	1.2%
Bermuda	37,239	0.5%
Cayman Islands	6,108	0.1%
Cyprus	2,758	0.0%
Denmark	78,905	1.0%
Finland	102,599	1.4%
France	624,900	8.2%
Germany	397,891	5.3%
Greece	35,773	0.5%
Hong Kong	307,146	4.1%
Ireland	16,972	0.2%
Italy	222,521	2.9%
Japan	1,769,607	23.3%
Jersey	70,974	0.9%
Luxembourg	12,452	0.2%
Netherlands	162,461	2.1%
New Zealand	31,796	0.4%
Norway	47,970	0.6%
Portugal	54,523	0.7%
Singapore	136,746	1.8%
Spain	466,177	6.2%
Sweden	315,463	4.2%
Switzerland	502,554	6.6%
United Kingdom	1,449,711	19.1%
United States††	2,029	0.0%

Total	$7,592,867	100.0%

††	Includes all Short-Term Securities.

See Notes to Schedules of Investments and Financial Statements.

28  Janus Risk-Managed Funds  July 31, 2009

INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended July 31, 2009, INTECH Risk-Managed Value Fund returned -21.96% for its Class I Shares. This compares to the -22.94% return posted by the Russell 1000® Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 22 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Value Fund.

Janus Risk-Managed Funds  July 31, 2009  29

INTECH Risk-Managed Value Fund (unaudited)

INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	6.8%
AT&T, Inc. Telephone – Integrated	4.1%
General Electric Co. Diversified Operations	3.7%
Chevron Corp. Oil Companies – Integrated	2.9%
Pfizer, Inc. Medical – Drugs	2.7%

20.2%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

30  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Value Fund – Class A Shares

NAV	–22.01%	–5.84%	1.10%	1.00%(a)

MOP	–26.48%	–7.38%

INTECH Risk-Managed Value Fund – Class C Shares

NAV	–22.62%	–6.56%	1.94%	1.75%(a)

CDSC	–23.37%	–6.56%

INTECH Risk-Managed Value Fund – Class I Shares	–21.96%	–5.65%	0.83%	0.75%(b)

INTECH Risk-Managed Value Fund – Class S Shares	–22.15%	–6.05%	1.33%	1.25%(c)

INTECH Risk-Managed Value Fund – Class T Shares	–22.39%	–6.16%	1.08%	1.00%(d)

Russell 1000® Value Index	–22.94%	–5.72%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – Class I Shares based on total returns for Multi-Cap Value Funds	213/337	135/250

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Risk-Managed Funds  July 31, 2009  31

INTECH Risk-Managed Value Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into Class A Shares of INTECH Risk-Managed Value Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of INTECH Risk-Managed Value Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of INTECH Risk-Managed Value Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of INTECH Risk-Managed Value Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into INTECH Risk-Managed Value Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

32  Janus Risk-Managed Funds  July 31, 2009

(unaudited)

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – December 30, 2005

# The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,178.30	$4.16

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,175.90	$7.82

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,178.00	$3.35

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,178.20	$5.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,111.60	$0.56

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

†	Expenses are equal to the annualized expense ratio of 0.77% for Class A Shares, 1.45% for Class C Shares, 0.62% for Class I Shares and 0.95% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.75% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds  July 31, 2009  33

INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.1%
Aerospace and Defense – 0.7%
7,700	Boeing Co.	$330,407
1,700	General Dynamics Corp.	94,163
100	Raytheon Co.	4,695
1,700	Spirit Aerosystems Holdings, Inc.*	22,117
		451,382
Aerospace and Defense – Equipment – 0.2%
1,200	BE Aerospace, Inc.*	19,392
2,100	United Technologies Corp.	114,387
		133,779
Agricultural Chemicals – 0%
500	Intrepid Potash, Inc.*	12,630
Agricultural Operations – 0.1%
700	Archer-Daniels-Midland Co.	21,084
200	Bunge, Ltd.	13,994
		35,078
Airlines – 0.2%
12,400	Southwest Airlines Co.	97,340
Apparel Manufacturers – 0.2%
2,300	VF Corp.	148,787
Appliances – 0%
200	Whirlpool Corp.	11,418
Applications Software – 0%
100	Compuware Corp.*	733
Audio and Video Products – 0.1%
1,400	Harman International Industries, Inc.*	34,552
Automotive – Cars and Light Trucks – 0.2%
14,600	Ford Motor Co.*	116,800
Automotive – Medium and Heavy Duty Trucks – 0.1%
1,200	Oshkosh Truck Corp.*	32,940
Automotive – Truck Parts and Equipment – Original – 0.1%
400	Autoliv, Inc.*	14,324
800	BorgWarner, Inc.*	26,552
2,100	Johnson Controls, Inc.	54,348
		95,224
Batteries and Battery Systems – 0%
200	Energizer Holdings, Inc.*	12,812
Beverages – Non-Alcoholic – 0.4%
3,100	Coca-Cola Co.	154,504
1,700	Coca-Cola Enterprises, Inc.	31,943
200	Dr. Pepper Snapple Group, Inc.*	4,922
500	Pepsi Bottling Group, Inc.	16,975
1,100	PepsiAmericas, Inc.	29,458
		237,802
Beverages – Wine and Spirits – 0.4%
2,950	Brown-Forman Corp. – Class B	129,653
800	Central Euro Distribution*	22,968
7,900	Constellation Brands, Inc. – Class A*	107,914
		260,535
Broadcast Services and Programming – 0%
2,000	Liberty Media Corp. – Capital – Class A*	29,160
Building – Residential and Commercial – 0.5%
8,400	Centex Corp.*	91,644
2,900	D.R. Horton, Inc.	33,611
2,100	KB Home	35,049
9,100	Lennar Corp. – Class A	107,744
300	M.D.C. Holdings, Inc.	10,572
1,200	Pulte Homes, Inc.*	13,644
1,400	Toll Brothers, Inc.*	27,384
		319,648
Building and Construction Products – Miscellaneous – 0.1%
2,400	Owens Corning*	44,112
Building Products – Cement and Aggregate – 0%
100	Martin Marietta Materials, Inc.	8,607
Building Products – Wood – 0.1%
4,300	Masco Corp.	59,899
Cable Television – 1.8%
13,000	Cablevision Systems New York Group – Class A	266,110
56,850	Comcast Corp. – Class A	844,791
2,700	DISH Network Corp. – Class A*	45,765
451	Time Warner Cable, Inc. – Class A	14,910
		1,171,576
Casino Hotels – 0.2%
2,000	Las Vegas Sands Corp.*	18,700
3,000	MGM Mirage*	21,690
1,100	Wynn Resorts, Ltd.*	56,287
		96,677
Casino Services – 0.1%
2,200	International Game Technology	43,450
Cellular Telecommunications – 0.2%
2,600	Leap Wireless International, Inc.*	62,270
2,100	N.I.I. Holdings, Inc.*	48,342
		110,612
Chemicals – Diversified – 0.8%
1,900	E.I. du Pont de Nemours & Co.	58,767
200	FMC Corp.	9,728
4,200	Huntsman Corp.	25,788
8,000	PPG Industries, Inc.	440,000
		534,283
Chemicals – Specialty – 0.1%
1,100	Albemarle Corp.	32,681
Coal – 0.1%
2,300	Arch Coal, Inc.	40,043
600	Massey Energy Co.	15,960
		56,003
Coatings and Paint Products – 0.3%
200	Sherwin-Williams Co.	11,550
7,100	Valspar Corp.	179,772
		191,322
Commercial Banks – 3.1%
8,700	Associated Banc-Corp.	94,308
7,200	BancorpSouth, Inc.	162,000
2,400	Bank of Hawaii Corp.	92,088
9,600	BB&T Corp.	219,648
5,600	CapitalSource, Inc.	25,984
3,800	City National Corp.	149,872
4,630	Commerce Bancshares, Inc.	169,736
4,100	Cullen/Frost Bankers, Inc.	196,923

See Notes to Schedules of Investments and Financial Statements.

34  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Commercial Banks – (continued)
3,587	First Horizon National Corp.*	$45,985
2,400	Fulton Financial Corp.	16,224
2,900	M&T Bank Corp.	169,128
19,700	Marshall & Ilsley Corp.	118,988
9,697	Regions Financial Corp.	42,861
3,500	Synovus Financial Corp.	12,285
9,100	TCF Financial Corp.	128,674
13,494	Valley National Bancorp	171,644
10,000	Zions Bancorporation	135,800
		1,952,148
Commercial Services – 0.1%
1,200	Convergys Corp.*	12,852
2,600	Quanta Services, Inc.*	60,606
		73,458
Computer Aided Design – 0%
1,100	Autodesk, Inc.*	23,991
Computer Services – 0.3%
2,100	Affiliated Computer Services, Inc. – Class A*	99,561
2,500	Computer Sciences Corp.*	120,425
		219,986
Computers – 0.5%
6,100	Hewlett-Packard Co.	264,130
9,200	Sun Microsystems, Inc.*	84,364
		348,494
Computers – Integrated Systems – 0.1%
1,200	Brocade Communications Systems, Inc.*	9,432
1,300	Diebold, Inc.	36,036
		45,468
Computers – Memory Devices – 0.2%
1,800	EMC Corp.*	27,108
1,400	SanDisk Corp.*	24,948
3,000	Seagate Technology*	36,120
500	Western Digital Corp.*	15,125
		103,301
Computers – Peripheral Equipment – 0%
800	Lexmark International, Inc. – Class A*	11,584
Consulting Services – 0.1%
4,200	SAIC, Inc.*	75,978
Consumer Products – Miscellaneous – 0.5%
2,400	Clorox Co.	146,424
2,000	Jarden Corp.*	49,300
1,600	Kimberly-Clark Corp.	93,520
		289,244
Containers – Metal and Glass – 0.2%
1,400	Ball Corp.	67,704
500	Greif, Inc.	25,665
1,600	Owens-Illinois, Inc.*	54,304
		147,673
Containers – Paper and Plastic – 0.9%
10,500	Bemis Co., Inc.	276,360
2,500	Packaging Corp. of America	49,175
1,500	Pactiv Corp.*	37,770
700	Sealed Air Corp.	12,873
5,300	Sonoco Products Co.	140,344
2,300	Temple-Inland, Inc.	36,018
		552,540
Cosmetics and Toiletries – 2.6%
30,300	Procter & Gamble Co.	1,681,953
Cruise Lines – 0.2%
1,600	Carnival Corp. (U.S. Shares)*	44,784
4,200	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	60,984
		105,768
Data Processing and Management – 0%
800	Broadridge Financial Solutions, Inc.	13,816
Diagnostic Kits – 0%
900	Inverness Medical Innovations, Inc.*	30,285
Distribution/Wholesale – 0.2%
2,400	Genuine Parts Co.	85,008
800	Ingram Micro, Inc. – Class A*	13,456
		98,464
Diversified Operations – 5.2%
1,800	Carlisle Companies, Inc.	56,394
1,800	Cooper Industries, Ltd. – Class A	59,310
173,500	General Electric Co.	2,324,900
4,700	Illinois Tool Works, Inc.	190,585
800	ITT Corp.	39,520
10,400	Leggett & Platt, Inc.	180,440
2,900	Leucadia National Corp.*	71,050
1,300	Parker Hannifin Corp.	57,564
4,200	Pentair, Inc.	114,744
500	SPX Corp.	26,410
2,900	Teleflex, Inc.	139,084
2,700	Textron, Inc.	36,288
600	Trinity Industries, Inc.	8,376
		3,304,665
E-Commerce/Services – 0.5%
11,300	eBay, Inc.*	240,125
2,500	Expedia, Inc.*	51,775
1,900	IAC/InterActiveCorp*	34,979
1,900	Liberty Media Corp. – Interactive – Class A*	12,654
		339,533
Electric – Generation – 0%
1,900	AES Corp.*	24,301
Electric – Integrated – 5.4%
900	Allegheny Energy, Inc.	22,689
700	Alliant Energy Corp.	18,312
4,300	Ameren Corp.	109,349
800	American Electric Power Company, Inc.	24,768
2,700	CMS Energy Corp.	34,938
6,100	Consolidated Edison, Inc.	240,096
400	Constellation Energy Group, Inc.	11,480
3,400	Dominion Resources, Inc.	114,920
500	DPL, Inc.	11,975
6,900	DTE Energy Co.	237,774
3,524	Duke Energy Corp.	54,552
200	Edison International	6,464
800	Exelon Corp.	40,688
2,400	FirstEnergy Corp.	98,880
1,200	FPL Group, Inc.	68,004
11,200	Hawaiian Electric Industries, Inc.	200,144

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  35

INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Electric – Integrated – (continued)
2,400	Integrys Energy Group, Inc.	$81,072
9,000	MDU Resources Group, Inc.	181,170
3,100	Northeast Utilities	71,331
7,600	NSTAR	243,960
2,500	OGE Energy Corp.	75,250
1,000	Pepco Holdings, Inc.	14,380
7,900	PG&E Corp.	318,923
7,600	Pinnacle West Capital Corp.	242,896
3,900	Progress Energy, Inc.*	153,816
5,700	Public Service Enterprise Group, Inc.	184,965
2,600	SCANA Corp.	91,910
6,400	Sierra Pacific Resources	73,600
7,400	Southern Co.	232,360
3,100	TECO Energy, Inc.	41,819
3,200	Westar Energy, Inc.	62,944
400	Wisconsin Energy Corp.	17,188
3,900	Xcel Energy, Inc.	77,766
		3,460,383
Electric Products – Miscellaneous – 0.1%
3,000	Molex, Inc.	53,280
Electronic Components – Miscellaneous – 0.1%
500	Garmin, Ltd.	13,830
6,900	Jabil Circuit, Inc.	63,204
		77,034
Electronic Components – Semiconductors – 0.2%
10,200	Advanced Micro Devices, Inc.*	37,332
2,100	Intel Corp.	40,425
800	International Rectifier Corp.*	13,248
5,500	Micron Technology, Inc.*	35,145
1,800	PMC-Sierra, Inc.*	16,470
		142,620
Electronic Connectors – 0.2%
5,000	Thomas & Betts Corp.*	133,200
Energy – Alternate Sources – 0%
1,000	Covanta Holding Corp.*	16,890
Engineering – Research and Development Services – 0.3%
3,000	KBR, Inc.	63,570
600	Shaw Group, Inc.*	17,664
2,600	URS Corp.*	131,560
		212,794
Engines – Internal Combustion – 0.1%
1,000	Cummins, Inc.	43,010
Entertainment Software – 0%
2,100	Activision Blizzard, Inc.*	24,045
Fiduciary Banks – 0.7%
6,224	Bank of New York Mellon Corp.	170,164
4,400	State Street Corp.	221,320
2,300	Wilmington Trust Corp.	26,427
		417,911
Finance – Auto Loans – 0.2%
6,300	AmeriCredit Corp.*	98,847
Finance – Commercial – 0%
7,600	CIT Group, Inc.*	6,612
Finance – Consumer Loans – 0.1%
4,300	SLM Corp.*	38,227
Finance – Credit Card – 0.4%
1,800	American Express Co.	50,994
15,200	Discover Financial Services	180,576
		231,570
Finance – Investment Bankers/Brokers – 3.5%
40,600	Citigroup, Inc.*	128,702
2,600	Goldman Sachs Group, Inc.	424,580
5,800	Jefferies Group, Inc.*	132,588
28,800	JPMorgan Chase & Co.	1,113,120
8,400	Morgan Stanley	239,400
9,800	Raymond James Financial, Inc.	201,096
		2,239,486
Finance – Other Services – 0.4%
400	CME Group, Inc.	111,532
1,700	Nasdaq Stock Market, Inc.*	35,921
4,300	NYSE Euronext	115,885
		263,338
Financial Guarantee Insurance – 0.1%
10,700	MBIA, Inc.*	44,833
Food – Canned – 0%
700	Del Monte Foods Co.	6,762
Food – Confectionery – 0.9%
8,000	Hershey Co.	319,600
4,900	J.M. Smucker Co.	245,147
		564,747
Food – Meat Products – 0.2%
3,600	Smithfield Foods, Inc.*	48,780
4,500	Tyson Foods, Inc. – Class A	51,435
		100,215
Food – Miscellaneous/Diversified – 2.9%
8,900	Campbell Soup Co.	276,167
3,300	Corn Products International, Inc.	92,400
8,400	General Mills, Inc.	494,844
7,400	H.J. Heinz Co.	284,604
21,452	Kraft Foods, Inc. – Class A	607,950
600	Ralcorp Holdings, Inc.*	38,106
5,300	Sara Lee Corp.	56,392
		1,850,463
Food – Retail – 0.5%
13,700	Kroger Co.	292,906
600	Whole Foods Market, Inc.*	14,514
		307,420
Forestry – 0%
100	Plum Creek Timber Co., Inc.	3,128
700	Weyerhaeuser Co.	24,528
		27,656
Gas – Distribution – 0.5%
1,600	AGL Resources, Inc.	53,792
2,200	Atmos Energy Corp.	59,752
1,300	CenterPoint Energy, Inc.	15,665
300	National Fuel Gas Co.	12,174
500	NiSource, Inc.	6,445
600	Sempra Energy	31,458
4,200	UGI Corp.	111,048
800	Vectren Corp.	19,648
		309,982

See Notes to Schedules of Investments and Financial Statements.

36  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Gold Mining – 0%
300	Royal Gold, Inc.	$12,324
Home Decoration Products – 0.1%
3,900	Newell Rubbermaid, Inc.	50,193
Hotels and Motels – 0.3%
3,300	Marriott International, Inc. – Class A	71,082
2,100	Starwood Hotels & Resorts Worldwide, Inc.	49,581
4,900	Wyndham Worldwide Corp.	68,355
		189,018
Human Resources – 0.1%
400	Manpower, Inc.	19,180
1,100	Monster Worldwide, Inc.*	14,333
		33,513
Independent Power Producer – 0.1%
4,200	Calpine Corp.*	54,096
Industrial Automation and Robotics – 0.1%
1,800	Rockwell Automation, Inc.	74,538
Industrial Gases – 0.2%
1,400	Air Products & Chemicals, Inc.	104,440
900	Airgas, Inc.	40,122
		144,562
Instruments – Scientific – 0%
200	Thermo Fisher Scientific, Inc.*	9,056
Insurance Brokers – 0.5%
500	Arthur J. Gallagher & Co.	11,450
7,100	Brown & Brown, Inc.	136,178
400	Erie Indemnity Co. – Class A	14,980
6,700	Marsh & McLennan Companies, Inc.	136,814
		299,422
Investment Management and Advisory Services – 0.4%
3,800	Ameriprise Financial, Inc.	105,640
100	BlackRock, Inc.	19,054
600	Franklin Resources, Inc.	53,208
2,100	INVESCO, Ltd.	41,475
2,100	Legg Mason, Inc.	59,094
		278,471
Life and Health Insurance – 1.0%
8,079	Lincoln National Corp.	171,194
3,100	Protective Life Corp.	46,345
5,000	Prudential Financial, Inc.	221,350
2,000	StanCorp Financial Group, Inc.	68,840
1,400	Torchmark Corp.	54,684
4,700	Unum Group	88,219
		650,632
Linen Supply and Related Items – 0.1%
1,800	Cintas Corp.	45,324
Machine Tools and Related Products – 0.1%
3,000	Kennametal, Inc.	63,960
100	Lincoln Electric Holdings, Inc.	4,238
		68,198
Machinery – Construction and Mining – 0.3%
1,000	Bucyrus International, Inc.	29,480
2,200	Caterpillar, Inc.	96,932
300	Joy Global, Inc.	11,154
3,700	Terex Corp.*	56,166
		193,732
Machinery – Farm – 0.4%
700	AGCO Corp.*	22,022
4,700	Deere & Co.	205,578
		227,600
Medical – Drugs – 5.7%
15,300	Bristol-Myers Squibb Co.	332,622
8,100	Eli Lilly & Co.	282,609
16,300	King Pharmaceuticals, Inc.*	147,841
18,300	Merck & Co., Inc.	549,183
108,400	Pfizer, Inc.	1,726,812
3,000	Schering-Plough Corp.	79,530
11,200	Wyeth	521,360
		3,639,957
Medical – Generic Drugs – 0%
2,400	Mylan, Inc.*	31,656
Medical – HMO – 0.9%
1,300	Aetna, Inc.	35,061
2,800	CIGNA Corp.	79,520
1,900	Coventry Health Care, Inc.*	43,700
3,400	Health Net, Inc.*	46,002
2,900	Humana, Inc.*	95,265
3,200	UnitedHealth Group, Inc.	89,792
3,700	WellPoint, Inc.*	194,768
		584,108
Medical – Hospitals – 0.1%
2,100	LifePoint Hospitals, Inc.*	58,086
500	Universal Health Services, Inc. – Class B	27,805
		85,891
Medical – Outpatient and Home Medical Care – 0%
700	Lincare Holdings, Inc.*	18,326
Medical – Wholesale Drug Distributors – 0.1%
1,200	Cardinal Health, Inc.	39,960
Medical Information Systems – 0.2%
8,900	IMS Health, Inc.	106,800
Medical Instruments – 0.1%
3,600	Boston Scientific Corp.*	38,664
Medical Products – 2.3%
24,400	Johnson & Johnson	1,485,716
Metal – Copper – 0.3%
2,805	Freeport-McMoRan Copper & Gold, Inc. – Class B*	169,142
1,500	Southern Copper Corp.	38,640
		207,782
Metal – Iron – 0.1%
2,000	Cliffs Natural Resources, Inc.	54,780
Metal Processors and Fabricators – 0.1%
2,900	Commercial Metals Co.	47,966
600	Timken Co.	12,228
		60,194
Motion Pictures and Services – 0%
600	DreamWorks Animation SKG, Inc. – Class A*	18,906

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  37

INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Motorcycle and Motor Scooter Manufacturing – 0.1%
2,300	Harley-Davidson, Inc.	$51,980
Multi-Line Insurance – 2.0%
2,700	Allstate Corp.	72,657
3,200	American Financial Group, Inc.	78,048
1,400	American International Group, Inc.*	18,396
1,500	Assurant, Inc.	38,280
6,500	Cincinnati Financial Corp.	156,975
3,300	Genworth Financial, Inc. – Class A*	22,770
10,300	Hartford Financial Services Group, Inc.	169,847
14,000	Loews Corp.	420,280
5,600	MetLife, Inc.	190,120
8,000	XL Capital, Ltd. – Class A	112,640
		1,280,013
Multimedia – 1.7%
6,400	Liberty Media Corp. – Entertainment – Class A*	179,008
1,200	Meredith Corp.	31,764
3,300	News Corp. – Class A	34,089
2,300	Time Warner, Inc.*	61,318
1,900	Viacom, Inc. – Class B*	44,004
28,300	Walt Disney Co.	710,896
		1,061,079
Non-Hazardous Waste Disposal – 0.6%
1,605	Republic Services, Inc.	42,693
12,500	Waste Management, Inc.	351,375
		394,068
Office Automation and Equipment – 0%
600	Pitney Bowes, Inc.	12,390
Office Supplies and Forms – 0%
200	Avery Dennison Corp.	5,346
Oil – Field Services – 1.7%
3,000	Baker Hughes, Inc.	121,500
6,700	BJ Services Co.	95,006
4,100	Exterran Holdings, Inc.*	71,299
8,900	Halliburton Co.	196,601
4,900	Helix Energy Solutions Group, Inc.*	51,401
100	Oil States International, Inc.*	2,712
8,500	Schlumberger, Ltd. (U.S. Shares)	454,750
200	SEACOR Holdings, Inc.*	15,896
1,000	Smith International, Inc.	25,130
1,000	Superior Energy Services, Inc.*	16,590
		1,050,885
Oil and Gas Drilling – 0.4%
300	ENSCO International, Inc.	11,367
300	Helmerich & Payne, Inc.	10,308
5,600	Nabors Industries, Ltd.*	95,312
2,900	Patterson-UTI Energy, Inc.	40,049
2,700	Pride International, Inc.*	67,689
600	Rowan Companies, Inc.*	12,798
		237,523
Oil Companies – Exploration and Production – 3.7%
2,300	Anadarko Petroleum Corp.	110,860
1,100	Apache Corp.	92,345
1,700	Cabot Oil & Gas Corp.	59,721
6,800	Chesapeake Energy Corp.	145,792
700	Cimarex Energy Co.	25,046
700	Comstock Resources, Inc.*	26,950
2,200	Concho Resources, Inc.*	67,540
4,300	Denbury Resources, Inc.*	71,380
2,700	Devon Energy Corp.	156,843
4,000	Encore Acquisition Co.*	142,400
200	EOG Resources, Inc.	14,806
4,600	Forest Oil Corp.*	77,510
800	Mariner Energy, Inc.*	9,592
1,100	Newfield Exploration Co.*	43,263
400	Noble Energy, Inc.	24,448
10,600	Occidental Petroleum Corp.	756,204
3,500	Pioneer Natural Resources Co.	99,925
1,000	Plains Exploration & Production Co.*	28,650
500	Questar Corp.	16,535
1,900	Range Resources Corp.	88,179
4,200	SandRidge Energy, Inc.*	39,270
3,500	St. Mary Land & Exploration Co.	83,545
800	Whitting Petroleum Corp.*	36,768
2,900	XTO Energy, Inc.	116,667
		2,334,239
Oil Companies – Integrated – 12.0%
26,700	Chevron Corp.	1,854,849
20,793	ConocoPhillips	908,862
61,200	Exxon Mobil Corp.	4,307,867
4,100	Hess Corp.	226,320
6,600	Marathon Oil Corp.	212,850
2,500	Murphy Oil Corp.	145,500
		7,656,248
Oil Field Machinery and Equipment – 0.3%
5,800	National Oilwell Varco, Inc.*	208,452
Oil Refining and Marketing – 0.3%
800	Frontier Oil Corp.	11,120
2,100	Sunoco, Inc.	51,849
5,000	Tesoro Corp.	65,450
2,000	Valero Energy Corp.	36,000
		164,419
Paper and Related Products – 0.1%
3,100	International Paper Co.	58,311
Pharmacy Services – 0.2%
6,100	Omnicare, Inc.	145,607
Pipelines – 0.6%
2,900	El Paso Corp.	29,174
2,400	Oneok, Inc.	79,440
8,500	Spectra Energy Corp.	156,060
6,600	Williams Companies, Inc.	110,154
		374,828
Power Converters and Power Supply Equipment – 0%
300	Hubbell, Inc. – Class A	11,196
Private Corrections – 0%
100	Corrections Corporation of America*	1,726
Property and Casualty Insurance – 1.7%
1,400	Arch Capital Group, Ltd.*	87,066
4,600	Chubb Corp.	212,428
700	Fidelity National Financial, Inc. – Class A	10,045
100	Hanover Insurance Group, Inc.	3,931
9,500	HCC Insurance Holdings, Inc.	238,450
11,000	Progressive Corp.	171,380
5,200	Travelers Companies, Inc.	223,964

See Notes to Schedules of Investments and Financial Statements.

38  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Property and Casualty Insurance – (continued)
4,800	W. R. Berkley Corp.	$111,504
		1,058,768
Publishing – Newspapers – 0%
3,700	Gannett Company, Inc.	25,900
Quarrying – 0.2%
2,100	Vulcan Materials Co.	99,708
Racetracks – 0.1%
1,600	Penn National Gaming, Inc.*	50,736
Real Estate Management/Services – 0%
700	Jones Lang LaSalle, Inc.	26,572
Reinsurance – 0.8%
1,900	Allied World Assurance Co. Holdings, Ltd.	82,574
1,900	Aspen Insurance Holdings, Ltd.	47,253
1,500	Axis Capital Holdings, Ltd.	42,690
2,600	Endurance Specialty Holdings, Ltd.	86,762
800	Everest Re Group, Ltd.	64,176
1,800	PartnerRe, Ltd.	123,462
1,500	RenaissanceRe Holdings, Ltd.	75,375
300	Transatlantic Holdings, Inc.	14,193
		536,485
REIT – Apartments – 0.4%
1,100	Apartment Investment & Management Co. – Class A	10,318
412	Avalonbay Communities, Inc.	23,978
2,800	BRE Properties, Inc. – Class A	66,444
800	Camden Property Trust	23,608
1,400	Equity Residential	33,600
300	Essex Property Trust, Inc.	19,503
6,609	UDR, Inc.	69,064
		246,515
REIT – Diversified – 0.5%
10,100	Duke Realty Corp.	95,849
5,300	Liberty Property Trust	147,181
1,121	Vornado Realty Trust	57,193
		300,223
REIT – Health Care – 0.3%
2,600	HCP, Inc.	66,976
900	Heath Care REIT, Inc.	36,054
500	Nationwide Health Properties, Inc.	14,510
2,000	Senior Housing Property Trust	37,320
400	Ventas, Inc.	14,120
		168,980
REIT – Hotels – 0.1%
1,900	Hospitality Properties Trust*	30,001
6,600	Host Hotels & Resorts, Inc.*	59,928
		89,929
REIT – Mortgage – 0.1%
800	Annaly Mortgage Management, Inc.	13,480
6,600	Chimera Investment Corp.	23,628
		37,108
REIT – Office Property – 0.3%
700	Boston Properties, Inc.	37,030
700	Corporate Office Properties	23,737
1,400	Douglas Emmett, Inc.	14,224
11,300	HRPT Properties Trust	54,466
2,900	SL Green Realty Corp.	74,762
		204,219
REIT – Regional Malls – 0.2%
1,300	Macerich Co.	25,571
2,000	Simon Property Group, Inc.	111,440
800	Taubman Centers, Inc.	21,288
		158,299
REIT – Shopping Centers – 0.1%
300	Federal Realty Investment Trust	17,115
900	Regency Centers Corp.	28,872
900	Weingarten Realty Investors	13,887
		59,874
REIT – Single Tenant – 0.1%
1,400	Realty Income Corp.	33,012
REIT – Warehouse/Industrial – 0.1%
2,300	AMB Property Corp.	45,563
Rental Auto/Equipment – 0.1%
6,900	Hertz Global Holdings, Inc.*	65,136
Retail – Apparel and Shoe – 0.3%
600	Abercrombie & Fitch Co. – Class A	17,154
5,700	Foot Locker, Inc.	63,156
900	Gap, Inc.	14,688
8,000	Limited Brands, Inc.	103,520
		198,518
Retail – Automobile – 0.1%
1,500	Auto Nation, Inc.*	31,020
2,400	Carmax, Inc.*	38,712
		69,732
Retail – Building Products – 1.4%
19,300	Home Depot, Inc.	500,642
16,400	Lowe’s Companies, Inc.	368,344
		868,986
Retail – Consumer Electronics – 0.1%
2,600	RadioShack Corp.	40,326
Retail – Discount – 0%
600	Big Lots, Inc.*	13,824
500	BJ’s Wholesale Club, Inc.*	16,675
		30,499
Retail – Drug Store – 0.1%
1,200	CVS Caremark Corp.	40,176
Retail – Jewelry – 0%
900	Signet Jewelers, Ltd.	19,872
Retail – Mail Order – 0.1%
3,300	Williams-Sonoma, Inc.	46,398
Retail – Major Department Stores – 0.1%
2,500	JC Penney Co., Inc.	75,375
100	Sears Holdings Corp.*	6,634
		82,009
Retail – Office Supplies – 0.1%
13,200	Office Depot, Inc.*	60,060

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  39

INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Retail – Regional Department Stores – 0.3%
2,600	Kohl’s Corp.*	$126,230
2,900	Macy’s, Inc.	40,339
		166,569
Retail – Restaurants – 0%
2,900	Wendy’s/Arby’s Group, Inc.	13,282
Savings/Loan/Thrifts – 0.5%
1,300	First Niagara Financial Group, Inc.	17,095
9,900	Hudson City Bancorp, Inc.	139,194
200	New York Community Bancorp, Inc.	2,188
6,800	People’s United Financial, Inc.	110,500
4,300	TFS Financial Corp.	47,730
		316,707
Schools – 0%
700	Career Education Corp.*	16,044
Semiconductor Components/Integrated Circuits – 0%
2,900	Integrated Device Technology, Inc.*	19,633
900	Marvell Technology Group, Ltd.*	12,006
		31,639
Semiconductor Equipment – 0.4%
16,200	Applied Materials, Inc.	223,560
400	KLA-Tencor Corp.	12,752
600	Novellus Systems, Inc.*	11,742
		248,054
Steel – Producers – 0.3%
2,100	AK Steel Holding Corp.	41,307
1,000	Nucor Corp.	44,470
400	Reliance Steel & Aluminum Co.	13,484
500	Schnitzer Steel Industries	26,885
3,900	Steel Dynamics, Inc.	63,804
500	United States Steel Corp.	19,875
		209,825
Steel – Specialty – 0.1%
1,600	Allegheny Technologies, Inc.	43,328
Super-Regional Banks – 4.1%
34,705	Bank of America Corp.	513,287
5,300	Capital One Financial Corp.	162,710
3,800	Comerica, Inc.	90,592
10,000	Fifth Third Bancorp	95,000
14,900	Huntington Bancshares, Inc.	60,941
20,900	Keycorp	120,802
5,883	PNC Financial Services Group, Inc.	215,671
3,200	SunTrust Banks, Inc.	62,400
20,000	U.S. Bancorp	408,200
34,761	Wells Fargo & Co.	850,254
		2,579,857
Telecommunication Equipment – 0.1%
1,300	CommScope, Inc.*	33,280
5,400	Tellabs Inc.*	31,320
		64,600
Telecommunication Equipment – Fiber Optics – 0.2%
1,400	Ciena Corp.*	15,624
3,300	Corning, Inc.	56,100
8,900	JDS Uniphase Corp.*	52,154
		123,878
Telecommunication Services – 0.2%
400	Amdocs, Ltd. (U.S. Shares)*	9,568
8,400	Virgin Media, Inc.	87,780
		97,348
Telephone – Integrated – 7.3%
99,610	AT&T, Inc.	2,612,771
12,632	CenturyTel, Inc.	396,518
23,800	Frontier Communications Corp.	166,600
7,700	Qwest Communications International Inc.	29,722
10,500	Sprint Nextel Corp.*	42,000
2,400	Telephone & Data Systems, Inc.	61,776
41,144	Verizon Communications, Inc.	1,319,488
737	Windstream Corp.	6,463
		4,635,338
Television – 0.1%
4,200	CBS Corp. – Class B	34,398
Tobacco – 0%
300	Reynolds American, Inc.	13,053
Tools – Hand Held – 0.1%
300	Black & Decker Corp.	11,280
700	Snap-On, Inc.	24,941
1,100	Stanley Works	44,165
		80,386
Toys – 0%
400	Hasbro, Inc.	10,600
Transportation – Equipment and Leasing – 0%
100	GATX Corp.	2,522
Transportation – Marine – 0.3%
700	Frontline, Ltd.	16,009
500	Kirby Corp.*	18,505
3,500	Tidewater, Inc.	157,500
		192,014
Transportation – Railroad – 1.5%
3,400	Burlington Northern Santa Fe Corp.	267,206
3,300	CSX Corp.	132,396
10,100	Norfolk Southern Corp.	436,825
2,000	Union Pacific Corp.	115,040
		951,467
Transportation – Services – 0.2%
1,500	FedEx Corp.	101,760
Web Portals/Internet Service Providers – 0%
900	Yahoo!, Inc.*	12,888
Wire and Cable Products – 0.1%
1,100	General Cable Corp.*	42,647
Wireless Equipment – 0.1%
500	Crown Castle International Corp.*	14,370
11,700	Motorola, Inc.*	83,772
		98,142
X-Ray Equipment – 0%
800	Hologic, Inc.*	11,752

Total Common Stock (cost $59,381,456)		63,007,247

See Notes to Schedules of Investments and Financial Statements.

40  Janus Risk-Managed Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Money Market – 0.9%
584,132	Janus Cash Liquidity Fund LLC, 0% (cost $584,132)	$584,132

Total Investments (total cost $59,965,588) – 100%		63,591,379

Liabilities, net of Cash, Receivables and Other Assets – 0%		(22,702)

Net Assets – 100%		$63,568,677

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$820,083	1.3%
Cayman Islands	162,590	0.2%
Guernsey	9,568	0.0%
Liberia	60,984	0.1%
Netherlands Antilles	454,750	0.7%
Panama	44,784	0.1%
United States††	62,038,620	97.6%

Total	$63,591,379	100.0%

††	Includes Short-Term Securities (96.6% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  41

Statements of Assets and Liabilities

As of July 31, 2009	INTECH Risk-Managed	INTECH Risk-Managed	INTECH Risk-Managed
(all numbers in thousands except net asset value per share)	Growth Fund(1)	International Fund(2)	Value Fund(3)

Assets:
Investments at cost	$768,943	$7,052	$59,966
Unaffiliated investments at value	$846,711	$7,591	$63,007
Affiliated money market investments	–	2	584
Cash	–	50	72
Receivables:
Investments sold	43,141	17	882
Fund shares sold	510	–	70
Dividends	810	16	123
Due from adviser	–	69	30
Non-interested Trustees’ Deferred Compensation	20	–	2
Other assets	3	–	–
Total Assets	891,195	7,745	64,770
Liabilities:
Payables:
Due to Custodian	8,772	–	–
Investments purchased	30,270	28	1,136
Fund shares repurchased	1,117	–	7
Dividends	1	–	–
Advisory fees	393	3	25
Transfer agent fees and expenses	–	–	1
Custodian fees	17	28	14
Administrative services fees – Class S Shares	6	–	–
Distribution fees – Class A Shares	4	–	1
Distribution fees – Class C Shares	4	1	–
Distribution fees – Class S Shares	6	–	–
Networking fees – Class A Shares	–	–	–
Networking fees – Class C Shares	–	–	–
Networking fees – Class I Shares	27	–	–
Non-interested Trustees’ fees and expenses	10	–	–
Non-interested Trustees’ deferred compensation fees	20	–	2
Accrued expenses	13	51	15
Total Liabilities	40,660	111	1,201
Net Assets	$850,535	$7,634	$63,569
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,228,754	$11,165	$86,018
Undistributed net investment income/(loss)*	1,111	36	156
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(457,094)	(4,107)	(26,231)
Unrealized appreciation/(depreciation) of investments, foreign currency transactions and non-interested Trustees’ deferred compensation	77,764	540	3,626
Total Net Assets	$850,535	$7,634	$63,569
Net Assets – Class A Shares	$18,215	$1,836	$3,440
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,860	280	467
Net Asset Value Per Share(4)	$9.80	$6.56	$7.36
Maximum Offering Price Per Share(5)	$10.40	$6.96	$7.81
Net Assets – Class C Shares	$4,921	$1,737	$281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	518	264	38
Net Asset Value Per Share(4)	$9.50	$6.57	$7.35
Net Assets – Class I Shares	$807,347	$2,327	$59,647
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83,026	355	8,090
Net Asset Value Per Share	$9.72	$6.55	$7.37
Net Assets – Class S Shares	$20,051	$1,733	$200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,053	264	27
Net Asset Value Per Share	$9.77	$6.56	$7.37
Net Assets – Class T Shares	$1	$1	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111**	169**	150**
Net Asset Value Per Share	$9.76	$6.55	$7.37

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

42  Janus Risk-Managed Funds  July 31, 2009

Statements of Operations

For the fiscal year ended July 31, 2009	INTECH Risk-Managed	INTECH Risk-Managed	INTECH Risk-Managed
(all numbers in thousands)	Growth Fund(1)	International Fund(2)	Value Fund(3)

Investment Income:
Interest	$2	$–	$–
Securities lending income	36	–	8
Dividends	16,717	242	1,881
Dividends from affiliates	30	1	4
Other Income	260	–	–
Foreign tax withheld	–	(24)	–
Total Investment Income	17,045	219	1,893
Expenses:
Advisory fees	4,612	37	279
Transfer agent expenses	122	7	8
Registration fees	77	61	58
Custodian fees	44	158	48
Audit fees	48	52	47
Non-interested Trustees’ fees and expenses	24	–	–
Printing fees	34	49	33
System fees	41	45	42
Distribution fees – Class A Shares	50	4	4
Distribution fees – Class C Shares	55	16	3
Distribution fees – Class S Shares	100	4	–
Administrative services fees – Class S Shares	100	4	–
Networking fees – Class A Shares	5	–	1
Networking fees – Class C Shares	7	1	–
Networking fees – Class I Shares	60	–	1
Other expenses	45	5	20
Non-recurring costs (Note 4)	–	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	–	N/A	N/A
Total Expenses	5,424	443	544
Expense and Fee Offset	(7)	–	–
Net Expenses	5,417	443	544
Less: Excess Expense Reimbursement	(3)	(398)	(197)
Net Expenses after Expense Reimbursement	5,414	45	347
Net Investment Income/(Loss)	11,631	174	1,546

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(387,878)	(3,164)	(22,217)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	59,718	817	7,995
Net Gain/(Loss) on Investments	(328,160)	(2,347)	(14,222)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(316,529)	$(2,173)	$(12,676)

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  43

Statements of Changes in Net Assets

			INTECH Risk-
			Managed		INTECH Risk-
	INTECH Risk-Managed		International		Managed
For the fiscal year or period ended July 31	Growth Fund(1)		Fund(2)		Value Fund(3)
(all numbers in thousands)	2009(4)	2008	2009	2008	2009(5)	2008

Operations:
Net investment income/(loss)	$11,631	$10,893	$174	$177	$1,546	$1,382
Net realized gain/(loss) from investment and foreign currency transactions	(387,878)	(44,039)	(3,164)	(904)	(22,217)	(3,911)
Net realized gain/(loss) from futures contracts	–	(371)	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	59,718	(56,328)	817	(135)	7,995	(5,288)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(316,529)	(89,845)	(2,173)	(862)	(12,676)	(7,817)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(227)	(278)	(71)	(37)	(77)	(7)
Class C Shares	(10)	–	(57)	(24)	(8)	(9)
Class I Shares	(15,766)	(8,969)	(89)	(44)	(2,447)	(639)
Class R Shares	N/A	(1)	N/A	N/A	N/A	(3)
Class S Shares	(293)	(395)	(63)	(32)	(8)	(3)
Net realized gain from investment transactions*
Class A Shares	–	(2,295)	–	–	–	(12)
Class C Shares	–	(636)	–	–	–	(25)
Class I Shares	–	(55,400)	–	–	–	(1,012)
Class R Shares	N/A	(9)	N/A	N/A	N/A	(9)
Class S Shares	–	(6,545)	–	–	–	(5)
Net Decrease from Dividends and Distributions	(16,296)	(74,528)	(280)	(137)	(2,540)	(1,724)
Capital Share Transactions:
Shares sold
Class A Shares	4,008	15,878	81	57	2,561	891
Class C Shares	626	1,267	2	23	45	29
Class I Shares	182,131	386,946	463	479	19,227	28,428
Class R Shares	17	37	N/A	N/A	20	26
Class S Shares	7,801	36,680	–	–	–	–
Class T Shares	1	N/A	1	N/A	1	N/A
Redemption fees
Class I Shares	5	14	–	–	–	–
Class R Shares	N/A	–	N/A	N/A	N/A	N/A
Class S Shares	4	14	–	–	–	–
Reinvested dividends and distributions
Class A Shares	200	2,122	70	37	72	13
Class C Shares	5	236	56	24	8	33
Class I Shares	14,966	62,540	89	44	2,356	1,563
Class R Shares	–	2	N/A	N/A	6	12
Class S Shares	292	6,892	63	32	7	8
Shares repurchased
Class A Shares	(12,484)	(28,729)	(29)	–	(605)	(310)
Class C Shares	(2,295)	(6,527)	(1)	–	(29)	(1,123)
Class I Shares	(309,349)	(300,225)	(147)	(180)	(9,925)	(4,892)
Class R Shares	(208)(6)	(25)	N/A	N/A	(433)(7)	(56)
Class S Shares	(40,543)	(117,902)	–	–	–	–
Net Increase/(Decrease) from Capital Share Transactions	(154,823)	59,220	648	516	13,311	24,622
Net Increase/(Decrease) in Net Assets	(487,648)	(105,153)	(1,805)	(483)	(1,905)	15,081
Net Assets:
Beginning of period	1,338,183	1,443,336	9,439	9,922	65,474	50,393
End of period	$850,535	$1,338,183	$7,634	$9,439	$63,569	$65,474

Undistributed net investment income/(loss)*	$1,111	$5,776	$36	$134	$156	$1,150

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(4)	Period from August 1, 2008 through March 31, 2009 for R Shares.
(5)	Period from August 1, 2008 through March 25, 2009 for R Shares.
(6)	A liquidation of Class R Shares occurred at the close of business on March 31, 2009.
(7)	A liquidation of Class R Shares occurred at the close of business on March 25, 2009.

See Notes to Financial Statements.

44  Janus Risk-Managed Funds  July 31, 2009

Financial Highlights

Class A Shares

	INTECH Risk-Managed Growth Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006	2005(2)(3)

Net Asset Value, Beginning of Period	$12.88	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.14	.09	.06	.06	–
Net gain/(loss) on investments (both realized and unrealized)	(3.11)	(.94)	1.62	.08	1.64
Total from Investment Operations	(2.97)	(.85)	1.68	.14	1.64
Less Distributions:
Dividends (from net investment income)*	(.11)	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)
Total Distributions	(.11)	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$9.80	$12.88	$14.45	$12.81	$13.32
Total Return**	(22.92)%	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$18,215	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$20,041	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(4)	0.82%	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%

	INTECH Risk-Managed International Fund(5)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(6)

Net Asset Value, Beginning of Period	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(2.31)	(1.01)	(.15)
Total from Investment Operations	(2.15)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.26)	(.15)	–
Net Asset Value, End of Period	$6.56	$8.97	$9.93
Total Return**	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(4)	0.64%(7)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.64%(7)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 0.93% and 0.93%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  45

Financial Highlights (continued)

Class A Shares

	INTECH Risk-Managed Value Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	(2.20)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$7.36	$9.88	$11.68	$10.64
Total Return**	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(3)	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(2)	Period from December 30, 2005 (inception date) through July 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

46  Janus Risk-Managed Funds  July 31, 2009

Class C Shares

	INTECH Risk-Managed Growth Fund(1)
For a share outstanding during each fiscal year ended July 31	2009	2008	2007(2)	2006	2005

Net Asset Value, Beginning of Period	$12.45	$14.03	$12.51	$13.10	$12.14
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.11)	(.01)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	(2.88)	(.83)	1.53	.04	1.82
Total from Investment Operations	(2.93)	(.94)	1.52	.04	1.84
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)
Total Distributions and Other	(.02)	(.64)	–	(.63)	(.88)
Net Asset Value, End of Period	$9.50	$12.45	$14.03	$12.51	$13.10
Total Return**	(23.53)%	(7.31)%	12.15%	0.11%	15.44%
Net Assets, End of Period (in thousands)	$4,921	$8,767	$15,250	$12,131	$10,170
Average Net Assets for the Period (in thousands)	$5,469	$12,982	$14,549	$10,135	$6,173
Ratio of Gross Expenses to Average Net Assets***(3)	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	(0.25)%	(0.22)%	(0.16)%	(0.39)%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%

	INTECH Risk-Managed International Fund(4)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(5)

Net Asset Value, Beginning of Period	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	(2.30)	(1.01)	(.15)
Total from Investment Operations	(2.14)	(.88)	(.09)
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–
Total Distributions and Other	(.22)	(.10)	–
Net Asset Value, End of Period	$6.57	$8.93	$9.91
Total Return**	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	0.70%(6)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.69%(6)	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.68% and 1.68%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  47

Financial Highlights (continued)

Class C Shares

	INTECH Risk-Managed Value Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	(2.22)	(1.52)	1.12	.60
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions and Other	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$7.35	$9.78	$11.61	$10.60
Total Return**	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(2)	Period from December 30, 2005 (inception date) through July 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

48  Janus Risk-Managed Funds  July 31, 2009

Class I Shares

	INTECH Risk-Managed Growth Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income/(loss)	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	(.64)	–	(.63)
Redemption Fees	–(3)	–	–(3)	–
Total Distributions and Other	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$9.72	$12.84	$14.40	$12.76
Total Return**	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(4)	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	119%	125%	113%	100%

	INTECH Risk-Managed International Fund(5)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(6)

Net Asset Value, Beginning of Period	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	(2.30)	(1.01)	(.16)
Total from Investment Operations	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–	–
Total Distributions and Other	(.28)	(.16)	–
Net Asset Value, End of Period	$6.55	$8.98	$9.93
Total Return**	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(4)	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  49

Financial Highlights (continued)

Class I Shares

	INTECH Risk-Managed Value Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Redemption fees	–(3)	–(3)	–	–
Total Distributions and Other	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$7.37	$9.91	$11.70	$10.66
Total Return**	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(2)	Period from December 30, 2005 (inception date) through July 31, 2006.
(3)	Redemption fees aggregated less than $0.01 on a per share basis for the period ended.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

50  Janus Risk-Managed Funds  July 31, 2009

Class S Shares

	INTECH Risk-Managed Growth Fund(1)
For a share outstanding during each fiscal year ended July 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.81	$14.36	$12.75	$13.28	$12.24
Income from Investment Operations:
Net investment income/(loss)	.33	.11	.04	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	(3.30)	(.98)	1.58	.07	1.91
Total from Investment Operations	(2.97)	(.87)	1.62	.10	1.92
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.04)	(.01)	–	–
Distributions (from capital gains)*	–	(.64)	–	(.63)	(.88)
Redemption Fees	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.07)	(.68)	(.01)	(.63)	(.88)
Net Asset Value, End of Period	$9.77	$12.81	$14.36	$12.75	$13.28
Total Return**	(23.09)%	(6.68)%	12.72%	0.59%	15.98%
Net Assets, End of Period (in thousands)	$20,051	$70,963	$154,057	$121,473	$74,744
Average Net Assets for the Period (in thousands)	$40,058	$117,236	$151,536	$97,158	$56,612
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	0.36%	0.31%	0.35%	0.12%
Portfolio Turnover Rate***	119%	125%	113%	100%	106%

	INTECH Risk-Managed International Fund(4)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(5)

Net Asset Value, Beginning of Period	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	(2.30)	(1.02)	(.15)
Total from Investment Operations	(2.14)	(.84)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–	–	–
Total Distributions and Other	(.25)	(.13)	–
Net Asset Value, End of Period	$6.56	$8.95	$9.92
Total Return**	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(3)	0.65%(6)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	0.65%(6)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.18% and 1.18%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  51

Financial Highlights (continued)

Class S Shares

	INTECH Risk-Managed Value Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	(2.21)	(1.47)	1.17	.63
Less Distributions and Other:
Dividends (from net investment income)*	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	(.23)	(.02)	–
Total Distributions and Other	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$7.37	$9.86	$11.66	$10.63
Total Return**	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(3)	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(2)	Period from December 30, 2005 (inception date) through July 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

52  Janus Risk-Managed Funds  July 31, 2009

Class T Shares

INTECH Risk-Managed Growth Fund
For a share outstanding during the period ended July 31	2009(1)

Net Asset Value, Beginning of Period	$8.98
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	.77
Total from Investment Operations	.78
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.76
Total Return**	8.69%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	0.86%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.72%
Portfolio Turnover Rate***	119%

INTECH Risk-Managed International Fund
For a share outstanding during the period ended July 31	2009(1)

Net Asset Value, Beginning of Period	$5.93
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	.62
Total from Investment Operations	.62
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$6.55
Total Return**	10.46%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%
Portfolio Turnover Rate***	115%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Risk-Managed Funds  July 31, 2009  53

Financial Highlights (continued)

Class T Shares

INTECH Risk-Managed Value Fund
For a share outstanding during the period ended July 31	2009(1)

Net Asset Value, Beginning of Period	$6.63
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	.73
Total from Investment Operations	.74
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$7.37
Total Return**	11.16%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%
Portfolio Turnover Rate***	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Risk-Managed Funds  July 31, 2009

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

Janus Risk-Managed Funds  July 31, 2009  55

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Growth Fund(1)
Common Stock
All Other	$846,711,076	$–	$–

Total Investments in Securities	$846,711,076	$–	$–

Investments in Securities:
INTECH Risk-Managed International Fund(2)
Common Stock and Rights
Building Products – Cement and Aggregate	$56,293	$12,966	$–
Cellular Telecommunications	41,514	3,011	–
Satellite Telecommunications	12,153	9,441	–
All Other	7,433,607	–	–

Preferred Stock
Electric – Integrated	–	21,853	–

Money Market	–	2,029	–

Total Investment in Securities	$7,543,567	$49,300	$–

Investments in Securities:
INTECH Risk-Managed Value Fund(3)
Common Stock
All Other	$63,007,247	$–	$–

Money Market	–	584,132	–

Total Investments in Securities	$63,007,247	$584,132	$–

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

56  Janus Risk-Managed Funds  July 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series funds (each a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor funds.

INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH Risk-Managed Growth Fund), INTECH Risk-Managed International Fund (formerly known as Janus Adviser INTECH Risk-Managed International Fund) and INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH Risk-Managed Value Fund) (individually a “Fund” and collectively the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger,

Janus Risk-Managed Funds  July 31, 2009  57

Notes to Financial Statements (continued)

bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The predecessor funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being

58  Janus Risk-Managed Funds  July 31, 2009

sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

FIN 48 requires management of the predecessor funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Funds adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts and forward contracts.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments

Janus Risk-Managed Funds  July 31, 2009  59

Notes to Financial Statements (continued)

in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call)

60  Janus Risk-Managed Funds  July 31, 2009

the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds adopted SFAS No. 161 in the current reporting period. There were no derivatives held by the Funds during the fiscal year ended July 31, 2009.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified

Janus Risk-Managed Funds  July 31, 2009  61

Notes to Financial Statements (continued)

performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

62  Janus Risk-Managed Funds  July 31, 2009

		Contractual
		Investment
	Average Daily	Advisory Fee
	Net Assets	(%) (annual
Fund	of the Fund	rate)

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	All Asset Levels	0.50%
INTECH Risk-Managed International Fund(2)	All Asset Levels	0.55%
INTECH Risk-Managed Value Fund(3)	All Asset Levels	0.50%

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the advisory fee payable by the Funds to Janus Capital (calculated after any applicable fee waivers and expense reimbursements).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Funds for providing or procuring administrative services to investors in Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Funds pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees applicable to Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Risk-Managed Funds  July 31, 2009  63

Notes to Financial Statements (continued)

	New Expense
	Limit %	Previous Expense
	(July 6, 2009 to	Limit %
Fund	July 31, 2009)	(until July 6, 2009)

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	0.90%	0.60%
INTECH Risk-Managed International Fund(2)	1.00%	0.65%
INTECH Risk-Managed Value Fund(3)	0.75%	0.60%

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the predecessor fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the period ended July 31, 2009, total reimbursement by Janus Capital was $398,464 for INTECH Risk-Managed International Fund. As of July 31, 2009, the recoupment that may be potentially made to Janus Capital is $1,054,493.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2009.

For the fiscal year ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the fiscal year ended July 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$1,135
INTECH Risk-Managed International Fund(2)	333
INTECH Risk-Managed Value Fund(3)	308

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2009,

64  Janus Risk-Managed Funds  July 31, 2009

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$358

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.

A 2.00% redemption fee may be imposed on Class I Shares, Class S Shares, and Class T Shares of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2009 are indicated in the table below:

Fund	Redemption Fee

Risk-Managed
INTECH Risk-Managed Growth Fund - Class I Shares(1)	$4,888
INTECH Risk-Managed Growth Fund - Class S Shares(1)	3,524
INTECH Risk-Managed Value Fund - Class I Shares(2)	74

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended July 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Growth Fund(1)	$54,706,720	$(54,706,720)	$2,924	$–
INTECH Risk-Managed International Fund(2)	1,059,055	(1,057,026)	82	2,029
INTECH Risk-Managed Value Fund(3)	17,958,683	(17,374,551)	833	584,132

	$73,724,458	$(73,138,297)	$3,839	$586,161

Janus Institutional Cash Management Fund – Institutional Shares
INTECH Risk-Managed Growth Fund(1)	$1,559,806	$(2,309,156)	$4,428	$–
INTECH Risk-Managed International Fund(2)	65,597	(101,094)	133	–
INTECH Risk-Managed Value Fund(3)	304,682	(595,902)	394	–

	$1,930,085	$(3,006,152)	$4,955	$–

Janus Institutional Money Market Fund – Institutional Shares
INTECH Risk-Managed Growth Fund(1)	$42,957,548	$(47,590,198)	$23,002	$–
INTECH Risk-Managed International Fund(2)	799,945	(804,256)	323	–
INTECH Risk-Managed Value Fund(3)	6,786,767	(6,786,767)	2,710	–

	$50,544,260	$(55,181,221)	$26,035	$–

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Janus Risk-Managed Funds  July 31, 2009  65

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

Risk-Managed
INTECH Risk-Managed Growth Fund - Class R Shares(1)	$41	$–	–	$(41)	3/19/2009	$–
INTECH Risk-Managed International Fund - Class A Shares(2)	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class C Shares(2)	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class I Shares(2)	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class S Shares(2)	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class T Shares	–	1,000	7/2/2009	–	–	1,000
INTECH Risk-Managed Value Fund - Class A Shares(3)	11	–	–	(11)	6/15/2009	–
INTECH Risk-Managed Value Fund - Class C Shares(3)	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class R Shares(3)	250,000	–	–	(250,000)	3/19/2009	–
INTECH Risk-Managed Value Fund - Class S Shares(3)	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class T Shares	–	1,000	7/2/2009	–	–	1,000

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2008 through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$1,139,922	$–	$(118,461,846)	$(325,561,265)	$(32,909)	$64,696,710
INTECH Risk-Managed International Fund(2)	47,845	–	(1,688,590)	(2,302,780)	(1,093)	413,486
INTECH Risk-Managed Value Fund(3)	157,359	–	(2,747,672)	(20,200,923)	(1,540)	343,334

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

66  Janus Risk-Managed Funds  July 31, 2009

	July	July	Accumulated
Fund	31, 2016	31, 2017	Capital Losses

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$–	$(118,461,846)	$(118,461,846)
INTECH Risk-Managed International Fund(2)	(175,182)	(1,513,408)	(1,688,590)
INTECH Risk-Managed Value Fund(3)	(301,746)	(2,445,926)	(2,747,672)

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$782,014,366	$93,737,728	$(29,041,018)
INTECH Risk-Managed International Fund(2)	7,179,382	882,567	(469,082)
INTECH Risk-Managed Value Fund(3)	63,248,045	5,642,387	(5,299,053)

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$16,295,639	$–	–	$–
INTECH Risk-Managed International Fund(2)	279,874	–	–	–
INTECH Risk-Managed Value Fund(3)	2,539,840	–	–	–

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

For the fiscal year or period ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$21,443,789	$53,081,411	$–	$–
INTECH Risk-Managed International Fund(2)	136,688	–	–	–
INTECH Risk-Managed Value Fund(3)	1,299,232	424,039	–	–

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Janus Risk-Managed Funds  July 31, 2009  67

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Risk-Managed
		INTECH
	INTECH	Risk-Managed	INTECH
	Risk-Managed	International	Risk-Managed
Fund	Growth Fund(1)(2)	Fund(3)	Value Fund(4)

Class A Shares
2009	0.82%	6.45%	1.33%
2008	0.78%	4.18%	1.17%
2007	0.81%	6.11%(6)	1.35%
2006	0.91%	N/A	3.67%(7)
2005	0.93%(5)	N/A	N/A

Class C Shares
2009	1.67%	7.20%	1.99%
2008	1.60%	4.93%	1.96%
2007	1.59%	6.86%(6)	2.05%
2006	1.64%	N/A	4.42%(7)
2005	1.84%	N/A	N/A

Class I Shares
2009	0.55%	6.34%	0.96%
2008	0.53%	3.92%	0.90%
2007	0.56%	5.86%(6)	1.09%
2006	0.61%(8)	N/A	2.91%(7)

Class S Shares
2009	1.04%	6.66%	1.44%
2008	1.02%	4.43%	1.41%
2007	1.05%	6.36%(6)	1.62%
2006	1.15%	N/A	3.92%(7)
2005	1.27%	N/A	N/A

Class T Shares
2009	0.75%(9)	14.17%(9)	1.66%(9)

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for INTECH Risk-Managed Growth Fund and the predecessor fund and was less than 0.01%.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(4)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(5)	Period from September 30, 2004 (inception date) through July 31, 2005.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.
(7)	Period from December 30, 2005 (inception date) through July 31, 2006.
(8)	Period from November 28, 2005 (inception date) through July 31, 2006.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.

68  Janus Risk-Managed Funds  July 31, 2009

7.	Capital Share Transactions

For each fiscal year ended July 31	INTECH Risk-Managed Growth Fund(1)		INTECH Risk-Managed International Fund(2)		INTECH Risk-Managed Value Fund(3)
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares
Shares sold	449	1,109	14	6	443	86
Reinvested dividends and distributions	23	144	12	3	11	1
Shares repurchased	(1,270)	(2,056)	(5)	–	(91)	(29)
Net Increase/(Decrease) in Fund Shares	(798)	(803)	21	9	363	58
Shares Outstanding, Beginning of Period	2,658	3,461	259	250	104	46
Shares Outstanding, End of Period	1,860	2,658	280	259	467	104
Transactions in Fund Shares – Class C Shares
Shares sold	74	91	–	2	6	2
Reinvested dividends and distributions	1	17	9	3	1	3
Shares repurchased	(261)	(491)	–	–	(4)	(100)
Net Increase/(Decrease) in Fund Shares	(186)	(383)	9	5	3	(95)
Shares Outstanding, Beginning of Period	704	1,087	255	250	35	130
Shares Outstanding, End of Period	518	704	264	255	38	35
Transactions in Fund Shares – Class I Shares
Shares sold	20,377	27,490	80	51	2,775	2,651
Reinvested dividends and distributions	1,759	4,266	15	4	340	138
Shares repurchased	(34,409)	(21,465)	(26)	(19)	(1,430)	(450)
Net Increase/(Decrease) in Fund Shares	(12,273)	10,291	69	36	1,685	2,339
Shares Outstanding, Beginning of Period	95,299	85,008	286	250	6,405	4,066
Shares Outstanding, End of Period	83,026	95,299	355	286	8,090	6,405
Transactions in Fund Shares – Class R Shares
Shares sold	2	3	N/A	N/A	2	3
Reinvested dividends and distributions	–	–	N/A	N/A	1	1
Shares repurchased	(15)	(2)	N/A	N/A	(41)	(5)
Net Increase/(Decrease) in Fund Shares	(13)	1	N/A	N/A	(38)	(1)
Shares Outstanding, Beginning of Period	13	12	N/A	N/A	38	39
Shares Outstanding, End of Period	–(5)	13	N/A	N/A	–(6)	38
Transactions in Fund Shares – Class S Shares
Shares sold	881	2,561	–	–	–	–
Reinvested dividends and distributions	34	470	11	3	1	1
Shares repurchased	(4,402)	(8,216)	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(3,487)	(5,185)	11	3	1	1
Shares Outstanding, Beginning of Period	5,540	10,725	253	250	26	25
Shares Outstanding, End of Period	2,053	5,540	264	253	27	26
Transactions in Fund Shares – Class T Shares*(4)
Shares sold	111	N/A	169	N/A	150	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	111	N/A	169	N/A	150	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	111	N/A	169	N/A	150	N/A

*	Transactions in Fund Shares – Class T Shares are not in thousands.

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	A liquidation of Class R shares occurred at the close of business on March 31, 2009.
(6)	A liquidation of Class R shares occurred at the close of business on March 25, 2009.

Janus Risk-Managed Funds  July 31, 2009  69

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	$1,122,439,370	$1,279,818,281	$–	$–
INTECH Risk-Managed International Fund(2)	8,354,165	7,849,182	–	–
INTECH Risk-Managed Value Fund(3)	69,061,441	56,687,124	–	–

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In

70  Janus Risk-Managed Funds  July 31, 2009

May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Funds will change their fiscal year from July 31 to June 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Risk-Managed Funds  July 31, 2009  71

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at July 31, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

72  Janus Risk-Managed Funds  July 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Risk-Managed Funds  July 31, 2009  73

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

74  Janus Risk-Managed Funds  July 31, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

Janus Risk-Managed Funds  July 31, 2009  75

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

76  Janus Risk-Managed Funds  July 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended July 31, 2009:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Risk-Managed
INTECH Risk-Managed International Fund(1)	$23,463	$241,874

(1)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.

Dividends Received Deduction Percentage

Fund

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	100%
INTECH Risk-Managed Value Fund(2)	100%

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Qualified Dividend Income

Fund

Risk-Managed
INTECH Risk-Managed Growth Fund(1)	100%
INTECH Risk-Managed International Fund(2)	100%
INTECH Risk-Managed Value Fund(3)	100%

(1)	Formerly known as Janus Adviser INTECH Risk-Managed Growth Fund.
(2)	Formerly known as Janus Adviser INTECH Risk-Managed International Fund.
(3)	Formerly known as Janus Adviser INTECH Risk-Managed Value Fund.

Janus Risk-Managed Funds  July 31, 2009  77

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

78  Janus Risk-Managed Funds  July 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Risk-Managed Funds  July 31, 2009  79

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80  Janus Risk-Managed Funds  July 31, 2009

Notes

Janus Risk-Managed Funds  July 31, 2009  81

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-900 07-09

2009 Annual Report
Janus Value Funds

Value
Perkins Large Cap Value Fund
(formerly known as Janus Adviser Perkins Large Cap Value Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Value Funds

Useful Information About Your Fund Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	36
Additional Information	37
Explanations of Charts, Tables and Financial Statements	38
Designation Requirements	41
Trustees and Officers	42

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C and Class S Shares only); administrative services fees (applicable to Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees (applicable to Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Funds  July 31, 2009  1

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
This Fund seeks to uncover what the portfolio managers believe are fundamentally and financially strong large-sized companies exhibiting favorable risk-reward characteristics.

Managed by Perkins
Investment Management LLC

Performance Overview

The Fund opened on December 31, 2008 and during the seven months ended July 31, 2009, Perkins Large Cap Value Fund’s Class I Shares returned 11.76%, outperforming the Fund’s benchmark, the Russell 1000® Value Index, which returned 5.08%.

Market Environment

Equity markets began 2009 sharply lower, hitting the low point for the period in March amid worries over the depth and length of the recession and uncertainty over the health of the financial system. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Amid signs that the pace of economic decline may be decelerating and that the financial system had averted total meltdown, markets rebounded sharply from mid March through May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. A better-than-expected start to the earnings season provided a boost to stock prices in July. The net affects on the markets were slight gains for broad domestic indices, such as the S&P 500® which returned 10.97%, over the seven-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices were among the laggards across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Holdings that Contributed to Performance

Energy and materials were among the strongest contributors to the Fund’s relative performance during the period. Copper producers, such as Freeport-McMoRan Copper & Gold, Inc., rallied from oversold levels on news that China’s official manufacturing index rose, suggesting that the country could be recovering despite the slump in global demand. We reduced our position in the stock after it rallied, as its risk-reward relationship became less attractive. Transocean Ltd., an offshore drilling contractor, benefited from the rebound in oil prices during the period. We believe the company has the most exposure to deepwater drilling, which we view to be the most defensive space in the oil services segment. Additionally, we like the significant free cash flow the company is generating and using to improve its balance sheet.

JP Morgan Chase, one of the preeminent global banks, trended higher for much of the period, benefiting from stronger-than-expected earnings releases and rebounding from depressed levels. We maintained our position as the valuation remains attractive and we believe the company will realize further cost cutting benefits and business synergies from the integration of Washington Mutual and Bear Stearns.

Holdings That Detracted from Performance

Financials remained center stage for most of the period. Notable underperformers included insurer AFLAC Inc. Although AFLAC bounced off of its lows late in the period, the stock was particularly weak on concerns of potential additional capital raises due to losses in the industry’s investment portfolios. We reduced our position, as we were concerned about its balance sheet. We continue to focus on what we believe are the higher quality players within this group. While credit conditions have improved we have been favoring those insurers that we think have the liquidity to weather relatively tight credit markets.

ExxonMobil Corp. declined modestly over the period. We think Exxon is one of the best run major oil companies with an impeccable balance sheet. That said, while we have kept some exposure to a large integrated oil name, like Exxon, we are also focused on the more pure play exploration and production assets, which we believe will give us better long term performance.

Within industrials, General Electric underperformed due to ongoing concerns with its financial services subsidiary. We added to our position as the stock weakened; we believe the company offers an attractive risk reward, has made progress in deleveraging its balance sheet and has compelling long-term opportunities in global infrastructure and green technology.

Derivatives

At the launch of the Fund, we utilized equity index futures, specifically the S&P 500 E-mini contracts, in order to have market exposure as we were putting cash to work. As attractive risk/reward opportunities presented themselves, we reduced the futures position to fund the purchase of individual stocks. The futures positions were at nominal levels at period end, as we felt comfortable with our current market exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

2  Janus Value Funds  July 31, 2009

(unaudited)

Market Outlook

We were pleasantly surprised as stock markets around the world have enjoyed dramatic rallies from crisis lows. We believed U.S. stocks were undervalued at the March lows, and we stepped up our buying. The subsequent rally has brought prices to what we believe are fair valuations. However, the earnings outlook is uncertain, and we believe is as likely to be disappointing as not. The longer term impact of U.S. Government programs including reregulation is also an imponderable factor. International events, which from our perspective have been relatively benign recently, are also impossible to forecast.

The massive stimulus provided by governments around the world seems to have been successful in averting systemic collapse in our opinion. Financial markets have stabilized and rallied, but remain fragile in our view. We think the banking system is still far from normal and the shadow banking system is largely shutdown. While we believe that we have passed the worst of the crisis, the outlook remains cloudy. At some point, fiscal and monetary policy must begin to reverse course and this will likely inhibit growth. In the meantime, U.S. Government deficits are at unprecedented, worrisome levels. Thus we are maintaining somewhat above normal cash levels, but stand ready to put cash to work once the risk/rewards are more decidedly in our favor as they were earlier this year. We think that high-quality, larger capitalization stocks are more attractive and offer better investment opportunities than smaller stocks. Consequently, our cash levels are lower than in our other funds.

Our stocks appreciated generally in line with the major indexes in the rally and have outperformed year to date. Strong positive market momentum could result in lower quality stocks outperforming and could impact our near term relative performance. We believe that our focus on strong balance sheets, free cash flow and reasonable valuations will lead us to beneficiaries of a winnowing process in a difficult economy. This approach has provided us with superior results in the past in other Perkins strategies.

Thank you for your co-investment with us in Perkins Large Cap Value Fund.

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Freeport-McMoRan Copper & Gold Inc.- Class B	0.95%
Transocean Ltd. (U.S. Shares)	0.60%
JPMorgan Chase & Co.	0.57%
Thermo Fisher Scientific, Inc.	0.50%
Tyco International, Ltd. (U.S. Shares)	0.50%

5 Bottom Performers – Holdings

Contribution

AFLAC, Inc.	-0.58%
Exxon Mobil Corp.	-0.55%
Citigroup Inc.	-0.50%
General Electric Co.	-0.37%
Pfizer, Inc.	-0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.69%	15.69%	17.89%
Information Technology	2.20%	8.73%	3.53%
Materials	1.98%	4.09%	3.38%
Financials	1.64%	18.54%	21.71%
Industrials	1.42%	9.34%	8.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.04%	3.63%	7.18%
Telecommunication Services	0.07%	5.48%	6.67%
Health Care	0.87%	14.97%	13.20%
Consumer Staples	1.01%	14.55%	9.12%
Consumer Discretionary	1.19%	4.99%	8.80%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds  July 31, 2009  3

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

AT&T, Inc. Telephone – Integrated	3.0%
Verizon Communications, Inc. Telephone – Integrated	2.3%
Johnson & Johnson Medical Products	2.1%
Exxon Mobil Corp. Oil Companies – Integrated	1.8%
Procter & Gamble Co. Cosmetics and Toiletries	1.8%

11.0%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 0.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

4  Janus Value Funds  July 31, 2009

(unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2009		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	11.56%	2.20%	1.25%(a)

MOP	5.14%

Perkins Large Cap Value Fund – Class C Shares

NAV	11.10%	2.95%	2.00%(a)

CDSC	9.99%

Perkins Large Cap Value Fund – Class I Shares	11.76%	1.95%	1.00%(b)

Perkins Large Cap Value Fund – Class S Shares	11.40%	2.34%	1.50%(c)

Perkins Large Cap Value Fund – Class T Shares	8.90%	2.09%	1.25%(d)

Russell 1000® Value Index	5.08%

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Value Funds  July 31, 2009  5

Perkins Large Cap Value Fund (unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Perkins Large Cap Value Fund (the “JAD predecessor fund”) into Class A Shares of Perkins Large Cap Value Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Perkins Large Cap Value Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Perkins Large Cap Value Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Perkins Large Cap Value Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Perkins Large Cap Value Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper does not rate (rank) this Fund as it is less than one year old.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

6  Janus Value Funds  July 31, 2009

(unaudited)

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – December 31, 2008

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In the previous semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,203.20	$6.50

Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,198.50	$10.52

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,204.40	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,200.50	$7.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,089.00	$0.74

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

†	Expenses equal to the annualized expense ratio of 1.19% for Class A Shares, 1.93% for Class C Shares, 0.97% for Class I Shares and 1.45% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expense paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Value Funds  July 31, 2009  7

Perkins Large Cap Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Common Stock – 89.1%
Aerospace and Defense – Equipment – 1.5%
8,670	United Technologies Corp.**	$472,255
Agricultural Chemicals – 0.2%
1,000	Mosaic Co.	52,150
Apparel Manufacturers – 0.6%
3,000	VF Corp.	194,070
Applications Software – 1.2%
15,500	Microsoft Corp.	364,560
Beverages – Non-Alcoholic – 1.5%
4,180	Coca-Cola Co.	208,331
4,445	PepsiCo, Inc.	252,254
		460,585
Beverages – Wine and Spirits – 0.3%
1,930	Brown-Forman Corp. – Class B	84,824
Brewery – 0.3%
2,400	Molson Coors Brewing Co. – Class B	108,504
Cable Television – 1.1%
23,250	Comcast Corp. – Class A	345,495
Cellular Telecommunications – 0.7%
10,035	Vodafone Group PLC (ADR)	206,520
Chemicals – Specialty – 0.4%
2,345	Lubrizol Corp.	135,846
Commercial Banks – 2.3%
14,640	BB&T Corp.	334,963
7,445	HSBC Holdings PLC (ADR)	377,462
		712,425
Commercial Services – Finance – 0.3%
1,920	Global Payments, Inc.	81,216
Computer Services – 0.4%
3,575	Accenture, Ltd. – Class A	125,375
Computers – 1.8%
7,705	Hewlett-Packard Co.	333,627
1,740	International Business Machines Corp.	205,198
		538,825
Computers – Memory Devices – 1.2%
23,925	EMC Corp.*	360,311
Consumer Products – Miscellaneous – 0.9%
5,000	Kimberly-Clark Corp.	292,250
Cosmetics and Toiletries – 1.8%
10,000	Procter & Gamble Co.**	555,100
Diversified Operations – 3.4%
4,000	3M Co.	282,080
34,360	General Electric Co.**	460,424
10,220	Tyco International, Ltd. (U.S. Shares)	308,848
		1,051,352
Electric – Integrated – 1.0%
3,800	Entergy Corp.	305,254
Electric Products – Miscellaneous – 0.5%
4,300	Emerson Electric Co.	156,434
Electronic Components – Semiconductors – 0.9%
14,045	Intel Corp.	270,366
Engineering – Research and Development Services – 0.2%
3,260	McDermott International, Inc. (U.S. Shares)*	63,700
Entertainment Software – 0.6%
9,195	Activision Blizzard, Inc.*	105,283
4,145	Electronic Arts, Inc.*	88,993
		194,276
Fiduciary Banks – 0.8%
4,030	Northern Trust Corp.	241,034
Finance – Investment Bankers/Brokers – 1.6%
905	Goldman Sachs Group, Inc.	147,787
8,535	JPMorgan Chase & Co.	329,877
		477,664
Food – Miscellaneous/Diversified – 3.4%
5,000	General Mills, Inc.	294,550
6,100	Kellogg Co.	289,750
5,750	Kraft Foods, Inc. – Class A	162,955
11,035	Unilever PLC (ADR)	290,772
		1,038,027
Food – Retail – 1.0%
14,800	Kroger Co.	316,424
Forestry – 0.4%
3,500	Weyerhaeuser Co.	122,640
Gold Mining – 1.2%
9,635	Goldcorp, Inc. (U.S. Shares)	363,143
Industrial Gases – 0.5%
2,000	Air Products & Chemicals, Inc.	149,200
Instruments – Scientific – 1.5%
10,390	Thermo Fisher Scientific, Inc.*,**	470,459
Insurance Brokers – 1.1%
8,575	AON Corp.	338,284
Internet Security – 0.7%
15,400	Symantec Corp.*	229,922
Investment Management and Advisory Services – 1.2%
5,300	AllianceBernstein Holding L.P.	109,392
1,200	Franklin Resources, Inc.	106,416
8,000	Invesco, Ltd.	158,000
		373,808
Life and Health Insurance – 0.2%
1,600	AFLAC, Inc.	60,576
Machinery – Farm – 0.5%
3,600	Deere & Co.	157,464
Medical – Biomedical and Genetic – 0.3%
1,500	Amgen, Inc.*	93,465
Medical – Drugs – 2.4%
7,675	Eli Lilly & Co.	267,781
5,400	Novartis A.G. (ADR)	246,348
13,285	Pfizer, Inc.	211,630
		725,759
Medical – Wholesale Drug Distributors – 0.9%
5,245	Cardinal Health, Inc.	174,658
2,005	McKesson Corp.	102,556
		277,214
Medical Instruments – 1.3%
5,200	Medtronic, Inc.	184,184
5,915	St. Jude Medical, Inc.*	223,055
		407,239

See Notes to Schedule of Investments and Financial Statements.

8  Janus Value Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.7%
3,450	Laboratory Corp. of America Holdings*	$231,806
Medical Products – 4.4%
2,500	Becton, Dickinson and Co.	162,875
8,110	Covidien PLC	306,639
10,595	Johnson & Johnson**	645,130
5,195	Zimmer Holdings, Inc.*	242,087
		1,356,731
Metal – Copper – 0.5%
2,800	Freeport-McMoRan Copper & Gold, Inc. – Class B*	168,840
Multi-Line Insurance – 1.9%
15,590	Allstate Corp.	419,527
15,450	Old Republic International Corp.	159,753
		579,280
Multimedia – 2.3%
11,800	News Corp. – Class A	121,894
5,815	Time Warner, Inc.	155,028
8,795	Viacom, Inc. – Class B*	203,692
9,250	Walt Disney Co.	232,360
		712,974
Networking Products – 1.0%
14,000	Cisco Systems, Inc.*	308,140
Non-Hazardous Waste Disposal – 0.4%
4,205	Republic Services, Inc.	111,853
Oil – Field Services – 0.6%
3,230	Schlumberger, Ltd. (U.S. Shares)	172,805
Oil and Gas Drilling – 0.6%
2,295	Transocean, Ltd. (U.S. Shares)*	182,889
Oil Companies – Exploration and Production – 7.2%
9,755	Anadarko Petroleum Corp.**	470,191
2,185	Apache Corp.	183,431
5,500	Devon Energy Corp.	319,495
8,885	EnCana Corp. (U.S. Shares)	476,681
5,000	EQT Corp.	191,900
8,000	Forest Oil Corp.*	134,800
5,145	Noble Energy, Inc.	314,462
2,500	Ultra Petroleum Corp. (U.S. Shares)*	110,300
		2,201,260
Oil Companies – Integrated – 3.2%
7,900	Exxon Mobil Corp.**	556,081
7,500	Hess Corp.**	414,000
		970,081
Oil Field Machinery and Equipment – 0.4%
3,565	National Oilwell Varco, Inc.*	128,126
Pipelines – 1.6%
6,000	Kinder Morgan Energy Partners L.P.	318,480
3,600	Plains All American Pipeline L.P.	174,096
		492,576
Property and Casualty Insurance – 1.3%
8,700	Chubb Corp.	401,766
Reinsurance – 2.7%
173	Berkshire Hathaway, Inc. – Class B*	550,227
3,370	Everest Re Group, Ltd.	270,341
		820,568
REIT – Apartments – 0.3%
4,000	Equity Residential	96,000
REIT – Mortgage – 0.1%
2,345	Redwood Trust, Inc.	38,106
REIT – Regional Malls – 0.5%
2,678	Simon Property Group, Inc.	149,218
REIT – Storage – 0.5%
2,013	Public Storage	146,083
Retail – Discount – 0.9%
5,290	Wal-Mart Stores, Inc.	263,865
Retail – Drug Store – 1.2%
8,020	CVS Caremark Corp.	268,509
2,775	Walgreen Co.	86,164
		354,673
Retail – Major Department Stores – 0.3%
2,580	TJX Cos., Inc.	93,473
Savings/Loan/Thrifts – 1.0%
19,400	People’s United Financial, Inc.	315,250
Schools – 0.4%
2,000	Apollo Group, Inc. – Class A*	138,080
Semiconductor Equipment – 0.8%
16,900	Applied Materials, Inc.	233,220
Super-Regional Banks – 3.9%
22,930	Bank of America Corp.	339,134
6,200	PNC Financial Services Group, Inc.	227,292
5,465	SunTrust Banks, Inc.	106,568
13,300	U.S. Bancorp	271,453
10,500	Wells Fargo & Co.	256,830
		1,201,277
Telephone – Integrated – 5.3%
34,895	AT&T, Inc.**	915,297
21,900	Verizon Communications, Inc.	702,333
		1,617,630
Tobacco – 0.3%
1,820	Philip Morris International, Inc.	84,812
Tools – Hand Held – 0.4%
3,775	Snap-On, Inc.	134,503
Transportation – Railroad – 1.4%
6,000	Kansas City Southern*	121,860
3,500	Norfolk Southern Corp.	151,375
2,500	Union Pacific Corp.	143,800
		417,035
Wireless Equipment – 0.5%
11,360	Nokia OYJ (ADR)	151,542
X-Ray Equipment – 0.4%
8,000	Hologic, Inc.*	117,520

Total Common Stock (cost $24,545,141)		27,365,997

See Notes to Schedule of Investments and Financial Statements.

Janus Value Funds  July 31, 2009  9

Perkins Large Cap Value Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Repurchase Agreement – 9.8%
$3,000,000	RBC Capital Markets Corp., 0.2200% dated 7/31/09, maturing 8/3/09 to be repurchased at $3,000,055 collateralized by $5,367,852 in U.S. Government Agencies 3.2500% – 16.0000%, 11/15/09 – 8/1/39 with a value of $3,060,000 (cost $3,000,000)	$3,000,000

Total Investments (total cost $27,545,141) – 98.9%		30,365,997

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		329,370

Net Assets – 100%		$30,695,367

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$553,717	1.8%
Canada	950,124	3.1%
Finland	151,542	0.5%
Ireland	306,639	1.0%
Netherlands Antilles	172,805	0.6%
Panama	63,700	0.2%
Switzerland	738,085	2.4%
United Kingdom	874,754	2.9%
United States††	26,554,631	87.5%

Total	$30,365,997	100.0%

††	Includes Short-Term Securities (77.6% excluding Short-Term Securities).

Financial Futures – Long
2 Contracts	S&P 500® (E-mini) expires September 2009 principal amount $93,656, value $98,440 cumulative appreciation	$4,784

See Notes to Schedule of Investments and Financial Statements.

10  Janus Value Funds  July 31, 2009

Statement of Assets and Liabilities

Perkins
As of July 31, 2009	Large Cap
(all numbers in thousands except net asset value per share)	Value Fund(1)

Assets:
Investments at cost	$27,545
Unaffiliated investments at value	$27,366
Repurchase agreements	3,000
Cash	162
Receivables:
Investments sold	360
Fund shares sold	41
Dividends	58
Due from adviser	68
Non-interested Trustees’ deferred compensation	1
Other assets	–
Variation margin	1
Total Assets	31,057
Liabilities:
Payables:
Investments purchased	336
Fund shares repurchased	4
Advisory fees	16
Transfer agent fees and expenses	–
Administrative services fees – Class S Shares	–
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	–
Distribution fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	5
Total Liabilities	362
Net Assets	$30,695
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$28,195
Undistributed net investment income/(loss)*	31
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(356)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,825
Total Net Assets	$30,695
Net Assets – Class A Shares	$718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64
Net Asset Value Per Share(2)	$11.14
Maximum Offering Price Per Share(3)	$11.82
Net Assets – Class C Shares	$556
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50
Net Asset Value Per Share(2)	$11.11
Net Assets – Class I Shares	$28,863
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,591
Net Asset Value Per Share	$11.14
Net Assets – Class S Shares	$557
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50
Net Asset Value Per Share	$11.13
Net Assets – Class T Shares	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98**
Net Asset Value Per Share	$11.13

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Value Funds  July 31, 2009  11

Statement of Operations

Perkins
For the period ended July 31, 2009	Large Cap
(all numbers in thousands)	Value Fund(1)(2)

Investment Income:
Interest	$3
Dividends	259
Foreign tax withheld	(2)
Total Investment Income	260
Expenses:
Advisory fees	70
Transfer agent expenses	1
Registration fees	92
Audit fees	8
System fees	23
Printing expenses	19
Non-interested Trustees’ fees and expenses	–
Distribution fees – Class A Shares	1
Distribution fees – Class C Shares	3
Distribution fees – Class S Shares	1
Administrative services fees – Class S Shares	1
Administrative fees – Class A Shares	–
Administrative fees – Class C Shares	–
Networking fees – Class I Shares	–
Other expenses	20
Total Expenses	239
Expense and Fee Offset	–
Net Expenses	239
Less: Excess Expense Reimbursement	(124)
Net Expenses after Expense Reimbursement	115
Net Investment Income/(Loss)	145

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	11
Net realized gain/(loss) from futures contracts	(388)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation	2,825
Net Gain/(Loss) on Investments	2,448
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,593

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

12  Janus Value Funds  July 31, 2009

Statement of Changes in Net Assets

For the period ended July 31, 2009
(all numbers in thousands)	Perkins Large Cap Value Fund(1)
2009(2)

Operations:
Net investment income/(loss)	$145
Net realized gain/(loss) from investment and foreign currency transactions	11
Net realized gain/(loss) from futures contracts	(388)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,825
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,593
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(2)
Class C Shares	–
Class I Shares	(91)
Class S Shares	–
Net realized gain from investment transactions*
Class A Shares	–
Class C Shares	–
Class I Shares	–
Class S Shares	–
Net Decrease from Dividends and Distributions	(93)
Capital Share Transactions:
Shares sold
Class A Shares	674
Class C Shares	500
Class I Shares	29,470
Class S Shares	500
Class T Shares	1
Reinvested dividends and distributions
Class A Shares	2
Class C Shares	–
Class I Shares	91
Class S Shares	–
Class T Shares	–
Shares repurchased
Class A Shares	(27)
Class C Shares	–
Class I Shares	(3,016)
Class S Shares	–
Class T Shares	–
Net Increase/(Decrease) from Capital Share Transactions	28,195
Net Increase/(Decrease) in Net Assets	30,695
Net Assets:
Beginning of period	–
End of period	$30,695

Undistributed net investment income/(loss)*	$31

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Value Funds  July 31, 2009  13

Financial Highlights

Class A Shares

For a share outstanding during	Perkins Large Cap Value Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	1.11
Total from Investment Operations	1.16
Less Distributions:
Dividends (from net investment income)*	(.02)
Distributions (from capital gains)*	–
Total Distributions	(.02)
Net Asset Value, End of Period	$11.14
Total Return**	11.64%
Net Assets, End of Period (in thousands)	$718
Average Net Assets for the Period (in thousands)	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.23%
Ratio of Net Expenses to Average Net Assets***(3)	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.19%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

14  Janus Value Funds  July 31, 2009

Class C Shares

For a share outstanding during	Perkins Large Cap Value Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on investments (both realized and unrealized)	1.09
Total from Investment Operations	1.11
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.11
Total Return**	11.10%
Net Assets, End of Period (in thousands)	$556
Average Net Assets for the Period (in thousands)	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.98%
Ratio of Net Expenses to Average Net Assets***(3)	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds  July 31, 2009  15

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Perkins Large Cap Value Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04
Net gain/(loss) on investments (both realized and unrealized)	1.13
Total from Investment Operations	1.17
Less Distributions:
Dividends (from net investment income)*	(.03)
Distributions (from capital gains)*	–
Total Distributions	(.03)
Net Asset Value, End of Period	$11.14
Total Return**	11.76%
Net Assets, End of Period (in thousands)	$28,863
Average Net Assets for the Period (in thousands)	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.36%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16  Janus Value Funds  July 31, 2009

Class S Shares

For a share outstanding during	Perkins Large Cap Value Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04
Net gain/(loss) on investments (both realized and unrealized)	1.10
Total from Investment Operations	1.14
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$11.13
Total Return**	11.40%
Net Assets, End of Period (in thousands)	$557
Average Net Assets for the Period (in thousands)	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.98%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds  July 31, 2009  17

Financial Highlights (continued)

Class T Shares

For a share outstanding during	Perkins Large Cap Value Fund
the period ended July 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$10.22
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	.91
Total from Investment Operations	.91
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.13
Total Return**	8.90%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

18  Janus Value Funds  July 31, 2009

Notes to Schedule of Investments (unaudited)

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund(1)
Common Stock
Cellular Telecommunications	$–	$206,520	$–
Commercial Banks	334,963	377,462	–
Food – Miscellaneous/Diversified	747,255	290,772	–
Medical – Drugs	479,411	246,348	–
Wireless Equipment	–	151,542	–
All Other	24,531,724	–	–

Repurchase Agreement	–	3,000,000	–

Total Investment in Securities	$26,093,353	$4,272,644	$–

Other Financial Instruments(a):
Futures	$950	$–	$–

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date. which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of July 31, 2009 is noted below.

Fund	Aggregate Value

Value
Perkins Large Cap Value Fund(1)	$3,451,810

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Funds  July 31, 2009  19

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series fund (the “predecessor fund”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor fund.

Perkins Large Cap Value Fund (formerly known as Janus Adviser Perkins Large Cap Value Fund) (the “Fund”) is a series fund. The Fund is part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

On December 31, 2008, the predecessor fund commenced operations and Janus Capital seeded each class of the fund with $500,000.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or

20  Janus Value Funds  July 31, 2009

not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The predecessor fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor fund

Janus Value Funds  July 31, 2009  21

Notes to Financial Statements (continued)

recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

FIN 48 requires management of the predecessor fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended July 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Fund adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that

22  Janus Value Funds  July 31, 2009

it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Equity-Linked Structured Notes
The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Janus Value Funds  July 31, 2009  23

Notes to Financial Statements (continued)

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund

24  Janus Value Funds  July 31, 2009

utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of July 31, 2009

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Futures(a)	Variation Margin	$950

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments/footnotes. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.
The effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments under SFAS 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$(388,430)	$–	$–	$–	$(388,430)

Total	$(388,430)	$–	$–	$–	$(388,430)

Janus Value Funds  July 31, 2009  25

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments under SFAS 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$4,784	$–	$–	$–	$4,784

Total	$4,784	$–	$–	$–	$4,784

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund(“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

26  Janus Value Funds  July 31, 2009

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Fund’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the fund no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls . The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a

Janus Value Funds  July 31, 2009  27

Notes to Financial Statements (continued)

short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily
	Net Assets	Base
Fund	of Fund	Fee (%) (annual rate)

Value
Perkins Large Cap Value Fund(1)	N/A	0.64%

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

For Perkins Large Cap Value Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Value
Perkins Large Cap Value Fund(1)	Russell 1000® Value Index

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Only the base fee rate will apply until January 2010 for Perkins Large Cap Value Fund, at which time the calculation of the performance adjust applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable performance adjustment will begin January 2010.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the

28  Janus Value Funds  July 31, 2009

performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to Perkins Large Cap Value Fund. Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by the fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees applicable to Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses

Janus Value Funds  July 31, 2009  29

Notes to Financial Statements (continued)

(including, but not limited to, acquired fund fees and expenses), exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Value
Perkins Large Cap Value Fund(1)	1.00%

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended July 31, 2009.

For the period ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the period ended July 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Value
Perkins Large Cap Value Fund(1)	$117

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no contingent deferred sales charges paid during the fiscal year ended July 31, 2009.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable).The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended July 31, 2009, as indicated in the following table.

30  Janus Value Funds  July 31, 2009

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

Value
Perkins Large Cap Value Fund - Class A Shares(1)	$–	$500,000	12/30/08	$–	$–	$500,000
Perkins Large Cap Value Fund - Class C Shares(1)	–	500,000	12/30/08	–	–	500,000
Perkins Large Cap Value Fund - Class I Shares(1)	–	500,000	12/30/08	–	–	500,000
Perkins Large Cap Value Fund - Class S Shares(1)	–	500,000	12/30/08	–	–	500,000
Perkins Large Cap Value Fund - Class T Shares(1)	–	1,000	7/2/09	–	–	1,000

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund noted below has incurred “Post-October” losses during the period December 31, 2008 (inception date) through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Value
Perkins Large Cap Value Fund(1)	$30,858	$–	$–	$(259,124)	$(323)	$2,728,924

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 is noted below.

Unrealized appreciation and unrealized depreciation in the table below excludes appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Value
Perkins Large Cap Value Fund(1)	$27,637,073	$2,964,269	$(235,345)

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

Janus Value Funds  July 31, 2009  31

Notes to Financial Statements (continued)

For the period ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Value
Perkins Large Cap Value Fund(1)	$92,680	$–	$–	$–

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the period ended July 31, 2009

Value
Perkins
Large Cap
Fund	Value Fund(1)

Class A Shares
2009	2.19%(2)

Class C Shares
2009	2.90%(2)

Class I Shares
2009	2.15%(2)

Class S Shares
2009	2.32%(2)

Class T Shares
2009	4.70%(3)

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

32  Janus Value Funds  July 31, 2009

7.	Capital Share Transactions

Perkins Large Cap
Value Fund(1)
For the period ended July 31, 2009 (all numbers in thousands)	2009

Transactions in Fund Shares – Class A Shares:(2)
Shares sold	67
Reinvested dividends and distributions	-
Shares repurchased	(3)
Net Increase/(Decrease) in Fund Shares	64
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	64
Transactions in Fund Shares – Class C Shares:(2)
Shares sold	50
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	50
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	50
Transactions in Fund Shares – Class I Shares:(2)
Shares sold	2,866
Reinvested dividends and distributions	9
Shares repurchased	(284)
Net Increase/(Decrease) in Fund Shares	2,591
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	2,591
Transactions in Fund Shares – Class S Shares:(2)
Shares sold	50
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	50
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	50
Transactions in Fund Shares – Class T Shares:(3)
Shares sold	98*
Reinvested dividends and distributions	-
Shares repurchased	-
Net Increase/(Decrease) in Fund Shares	98*
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	98*

*	Transactions in Fund Services - Class T Shares are not in thousands.

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Value Funds  July 31, 2009  33

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the period ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Value
Perkins Large Cap Value Fund(1)	$29,048,027	$4,500,812	$–	$–

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities

34  Janus Value Funds  July 31, 2009

commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Fund will change its fiscal year from July 31 to June 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Value Funds  July 31, 2009  35

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Perkins Large Cap Value Fund (one of the funds constituting Janus Investment Fund) at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2008 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

36  Janus Value Funds  July 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Value Funds  July 31, 2009  37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

38  Janus Value Funds  July 31, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The

Janus Value Funds  July 31, 2009  39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40  Janus Value Funds  July 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the period ended July 31, 2009:

Dividends Received Deduction Percentage

Fund

Value
Perkins Large Cap Value Fund(1)	100%

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Qualified Dividend Income

Fund

Value
Perkins Large Cap Value Fund(1)	100%

(1)	Formerly known as Janus Adviser Perkins Large Cap Value Fund.

Janus Value Funds  July 31, 2009  41

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

42  Janus Value Funds  July 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Value Funds  July 31, 2009  43

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44  Janus Value Funds  July 31, 2009

Notes

Janus Value Funds  July 31, 2009  45

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-120 07-09

2009 Annual Report
Janus International and Global Funds

International & Global
Janus International Equity Fund
(formerly known as Janus Adviser International Equity Fund)
Janus International Forty Fund
(formerly known as Janus Adviser International Forty Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus International and Global Funds

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
International & Global
Janus International Equity Fund	2
Janus International Forty Fund	11
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Schedules of Investments	29
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	49
Additional Information	50
Explanations of Charts, Tables and Financial Statements	51
Designation Requirements	54
Trustees and Officers	55

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus International and Global Funds  July 31, 2009  1

Janus International Equity Fund (unaudited)

Fund Snapshot
A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Laurent Saltiel
portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned -17.89% over the 12-month period ended July 31, 2009, while its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned -22.60% during the period.

Market Overview

Global equity markets began the period on a volatile note, selling off significantly in September and October, as the full weight of the credit and worldwide economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness abroad continued to unfold. Amid signs many economies and the global financial system were stabilizing, markets rebounded strongly to finish the period on an upbeat note. Despite this move, most world indices turned in negative results for the 12-month period. In general, the materials and financials sectors were the worst performing groups followed by industrials, while the consumer staples and consumer discretionary sectors were the best relative performers, although they finished the period lower as well. Most commodities finished the period significantly lower led by natural gas and crude oil. Emerging markets, which trailed developed markets through the worst of the sell-off, rallied more during the rebound and suffered losses only half as much as developed markets. Asia was the best relative performing region in emerging markets led by gains in India and Korea. Europe was the best relative performing region for the developed markets. The Dollar Index posted a gain for the period, as the U.S. currency outperformed other major currencies except for the Japanese yen.

Contributors to Performance

Among individual contributors, Brazil’s largest education company Estacio Participacoes S.A. moved strongly higher late in the period, as it benefited from a general rebound in emerging markets and better-than-expected results in its latest reporting period. We expect the firm to benefit from rising enrollments, as people tend to return to school during difficult economic times. We think this has the potential to be a longer term trend since students tend to enroll for two to three years. In addition, we feel new management, which has prior experience with restructurings, will be able to restructure Estacio into higher profitability.

Olam International, a Singapore-based global supply chain company for agricultural products, was also significantly higher during the period. The firm has been benefiting from what we would classify as its recession-resistant business, as well as its move to lower its debt servicing payments. The company has an extensive network to source and ship key commodities, a competitive advantage in our view. Although it has had some exposure to prices, a great deal of its business typically depends on volume. We were attracted to Olam’s competitive positioning, strong management and our long-term view that volumes and prices will rise for agricultural commodities.

Daito Trust Construction Co., Ltd., Japan’s largest builder of apartments and condominiums, rebounded with the improvement in the credit markets during the second half of the period. We made this holding one of the Fund’s largest based on its attractive valuation.

Detractors from Performance

K+S A.G. from Germany and Potash Corporation of Saskatchewan, Canada were among the largest individual detractors, as both were negatively impacted by reduced prices for potash, a key ingredient in fertilizer. Demand for potash has been weak due to the global economic slowdown and credit crisis, which has caused farmers to withhold or reduce purchases. However, we expect a significant recovery in demand, as farmers cannot delay or under-apply fertilizer for long before yields are impacted.

LPS Brasil – Consultoria de Imoveis S.A., a Brazilian homebuilder, fell significantly early in the period, as the Brazilian stock market and currency fell sharply. Longer term, we believe the company is well positioned in major cities to benefit from the growing demand for residential homes in Brazil. The company has been aggressively cutting costs while still gaining market share.

Derivatives

Over the past year, the Fund bought some index put options to protect the portfolio against potential market declines. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

2  Janus International and Global Funds  July 31, 2009

(unaudited)

Outlook

Economic fundamentals remain weak around the world, but there have been a number of signs that we are starting the recovery process. Perhaps later this year we may see positive growth at least in the U.S. and possibly in Europe. Our view is that conditions will improve but at a slow rate, since this has not been a typical economic downturn. We expect a weak recovery and weak growth based on our belief that much of the growth that occurred in the U.S. over the past decade was driven by excessive consumer spending and excessive borrowing by both consumers and financial institutions. Credit has tightened and consumers and businesses alike are reducing debt, which is a negative in terms of growth and will likely be a headwind for the U.S. and Europe. The overall portfolio theme has been one of caution amid this global recession. We are concentrating on companies that we believe have either modest economic sensitivity or are in areas where we see some economic growth potential. We are also seeking to take advantage of what we believe to be attractive valuations.

Thank you for your investment in Janus International Equity Fund.

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Estacio Participacoes S.A.	1.09%
Olam International, Ltd.	0.75%
SGS S.A.	0.47%
Goldman Sachs Group, Inc.	0.46%
Daito Trust Construction Co., Ltd.	0.44%

5 Bottom Performers – Holdings

Contribution

K+S A.G.	-2.46%
LPS Brasil-Consultoria de Imoveis S.A.	-2.03%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-1.80%
Bunge, Ltd.	-1.60%
Wellstream Holdings PLC	-1.51%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Health Care	1.36%	9.74%	8.72%
Information Technology	0.17%	10.90%	5.46%
Utilities	0.09%	1.04%	6.68%
Telecommunication Services	-0.75%	0.21%	5.94%
Consumer Staples	-1.76%	14.05%	9.72%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	-6.06%	11.25%	8.82%
Industrials	-4.48%	12.06%	12.31%
Energy	-3.86%	4.44%	8.69%
Consumer Discretionary	-2.48%	18.17%	10.97%
Financials	-1.80%	18.13%	22.69%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus International and Global Funds  July 31, 2009  3

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

Li & Fung, Ltd. Distribution/Wholesale	3.2%
Japan Tobacco, Inc. Tobacco	3.1%
British American Tobacco PLC Tobacco	3.1%
Novartis A.G. Medical-Drugs	3.1%
Monsanto Co. Agricultural Chemicals	3.0%

15.5%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 7.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

4  Janus International and Global Funds  July 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares

NAV	–18.29%	–1.95%	1.29%	1.29%(a)

MOP	–22.97%	–4.10%

Janus International Equity Fund – Class C Shares

NAV	–18.88%	–2.84%	2.01%	2.01%(a)

CDSC	–19.67%	–2.84%

Janus International Equity Fund – Class I Shares	–17.89%	–1.74%	0.98%	0.98%(b)

Janus International Equity Fund – Class R Shares	–18.61%	–2.62%	1.73%	1.73%(c)

Janus International Equity Fund – Class S Shares	–18.22%	–1.74%	1.48%	1.48%(c)

Janus International Equity Fund – Class T Shares	–18.07%	–1.90%	1.23%	1.23%(d)

Morgan Stanley Capital International EAFE® Index	–22.60%	–8.86%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – Class I Shares based on total returns for International Funds	225/1,236	14/967

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus International and Global Funds  July 31, 2009  5

Janus International Equity Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus International Equity Fund held approximately 5.8% of its assets in Brazilian securities as of July 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into Class A Shares of Janus International Equity Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Janus International Equity Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus International Equity Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus International Equity Fund. Performance shown for Class R Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class R Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee

6  Janus International and Global Funds  July 31, 2009

(unaudited)

and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus International Equity Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Equity Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the JAD predecessor fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – November 28, 2006

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

Janus International and Global Funds  July 31, 2009  7

Janus International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,406.20	$8.95

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,400.20	$13.81

Hypothetical (5% return before expenses)	$1,000.00	$1,013.29	$11.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,410.30	$6.51

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,404.70	$9.96

Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,406.40	$9.43

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,091.10	$0.93

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.21

†	Expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 2.32% for Class C Shares, 1.09% for Class I Shares, 1.67% for Class R Shares and 1.58% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

*	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.25% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus International and Global Funds  July 31, 2009

Janus International Equity Fund

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 98.4%
Agricultural Chemicals – 5.7%
57,018	Monsanto Co.	$4,789,513
6,712	Potash Corporation of Saskatchewan, Inc.	625,456
38,431	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,574,467
		8,989,436
Agricultural Operations – 2.0%
4,736,330	Chaoda Modern Agriculture Holdings, Ltd.	3,202,453
Brewery – 1.4%
57,092	Anheuser-Busch InBev N.V.	2,271,199
96,824	Anheuser-Busch InBev N.V. – VVPR Strip*	414
		2,271,613
Building – Residential and Commercial – 0.5%
21,390	Desarrolladora Homex S.A. (ADR)*	753,570
Cable Television – 2.9%
5,440	Jupiter Telecommunications Co., Ltd.	4,571,187
Chemicals – Diversified – 1.8%
50,460	K+S A.G.	2,822,469
Chemicals – Specialty – 2.3%
3,495,000	Huabao International Holdings, Ltd.	3,648,423
Commercial Banks – 1.7%
1,044	Seven Bank, Ltd.	2,726,693
Commercial Services – 3.0%
518,827	Aggreko PLC	4,740,006
Commercial Services – Finance – 0.7%
119,145	CIA Brasileira de Meios de Pagamento*	1,143,414
Computers – 2.0%
40,388	Research In Motion, Ltd. (U.S. Shares)*	3,069,488
Consulting Services – 4.3%
73,383	Bereau Veritas S.A.	3,477,198
1,020,739	Xchanging PLC	3,273,293
		6,750,491
Cosmetics and Toiletries – 0.2%
17,083	Colgate Palmolive India, Ltd.	237,715
Distribution/Wholesale – 3.2%
1,684,000	Li & Fung, Ltd.	4,965,212
Diversified Operations – 0.5%
226,000	China Merchants Holdings International Co., Ltd.	746,548
Enterprise Software/Services – 3.8%
125,870	Autonomy Corp. PLC*	2,470,183
126,065	Aveva Group PLC	1,701,276
91,690	Temenos Group A.G.*	1,836,890
		6,008,349
Extended Service Contracts – 0.4%
29,574	Homeserve PLC	679,669
Finance – Investment Bankers/Brokers – 0.5%
4,675	Goldman Sachs Group, Inc.	763,428
Finance – Mortgage Loan Banker – 1.1%
32,105	Housing Development Finance Corp.	1,698,371
Finance – Other Services – 2.4%
760,486	IG Group Holdings PLC	3,823,197
Food – Catering – 0.7%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.°°	1,073,488
Food – Retail – 1.3%
338,624	Tesco PLC	2,078,471
Food – Wholesale/Distribution – 0.7%
659,000	Olam International, Ltd.	1,163,372
Hotels and Motels – 1.0%
932,000	Shangri-La Asia, Ltd.	1,486,428
Human Resources – 2.0%
286,040	Capita Group PLC	3,188,945
Investment Companies – 2.1%
729,508	Man Group PLC	3,371,993
Investment Management and Advisory Services – 0.5%
189,500	GP Investments, Ltd. (BDR)*	848,341
Medical – Drugs – 9.0%
160,196	Grifols S.A.	2,916,453
105,395	Novartis A.G.	4,828,713
43,750	Novo Nordisk A/S	2,575,352
24,666	Roche Holding A.G.	3,890,864
		14,211,382
Medical Labs and Testing Services – 0.5%
13,805	Eurofins Scientific	782,902
Medical Products – 0.7%
25,129	Cochlear, Ltd.	1,169,015
Multi-Line Insurance – 0.5%
3,874	Zurich Financial Services A.G.	761,599
Oil – Field Services – 1.7%
214,186	Petrofac, Ltd.	2,684,793
Oil Field Machinery and Equipment – 2.3%
405,060	Wellstream Holdings PLC	3,683,717
Optical Supplies – 1.0%
11,956	Alcon, Inc. (U.S. Shares)	1,525,586
Photo Equipment and Supplies – 1.3%
68,400	Olympus Corp.	1,966,473
Real Estate Management/Services – 5.0%
69,000	Daito Trust Construction Co., Ltd.	3,398,584
135,641	LPS Brasil-Consultoria de Imoveis S.A.*	901,752
211,000	Mitsubishi Estate Co., Ltd.	3,517,038
		7,817,374
Real Estate Operating/Development – 1.8%
277,402	CapitaLand, Ltd.	736,500
345,000	Hang Lung Properties, Ltd.	1,264,290
86,400	Rodobens Negocios Imobiliarios S.A.	824,534
		2,825,324
Retail – Apparel and Shoe – 3.9%
633,600	Esprit Holdings, Ltd.	4,578,389
15,904	Inditex S.A.	855,363
256,000	Ports Design, Ltd.	660,002
		6,093,754
Retail – Restaurants – 0.5%
1,091,000	Ajisen China Holdings, Ltd.	744,715

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  July 31, 2009  9

Janus International Equity Fund

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Schools – 6.1%
151,300	Anhanguera Educacional Participacoes S.A.*	$1,500,670
327,495	Estacio Participacoes S.A.*	3,862,798
602,000	Raffles Education Corp., Ltd.	271,963
8,764,000	Raffles Education Corp., Ltd.	3,959,271
		9,594,702
Semiconductor Equipment – 0.7%
43,438	ASML Holding N.V.	1,137,159
Soap and Cleaning Preparations – 0.9%
29,412	Reckitt Benckiser Group PLC	1,412,806
Tobacco – 8.8%
156,144	British American Tobacco PLC	4,845,516
111,954	Imperial Tobacco Group PLC	3,199,327
1,684	Japan Tobacco, Inc.	4,877,031
25,400	Souza Cruz S.A.	864,733
		13,786,607
Transportation – Truck – 2.5%
280,748	DSV A/S	3,869,569
Web Portals/Internet Service Providers – 2.0%
9,329	Yahoo! Japan Corp.	3,061,679
Wireless Equipment – 0.5%
78,483	Telefonaktiebolaget L.M. Ericsson – Class B	770,348

Total Common Stock (cost $135,308,321)		154,722,274

Purchased Option – Put – 0%
361	S&P 500® Index expires September 2009 exercise price $750.00 (premiums paid $632,833)	46,930

Money Market – 1.1%
1,747,047	Janus Cash Liquidity Fund LLC, 0% (cost $1,747,047)	1,747,047

Total Investments (total cost $137,688,201) – 99.5%		156,516,251

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		714,335

Net Assets – 100%		$157,230,586

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,169,015	0.8%
Belgium	2,271,613	1.5%
Bermuda	16,186,795	10.3%
Brazil	9,097,900	5.8%
Canada	7,269,412	4.7%
Cayman Islands	5,020,656	3.2%
Denmark	6,444,921	4.1%
France	4,260,100	2.7%
Germany	2,822,469	1.8%
Hong Kong	2,010,839	1.3%
India	1,936,086	1.2%
Japan	24,118,686	15.4%
Jersey	2,684,793	1.7%
Mexico	753,570	0.5%
Netherlands	1,137,159	0.7%
Singapore	6,131,106	3.9%
Spain	3,771,816	2.4%
Sweden	770,348	0.5%
Switzerland	12,843,652	8.2%
United Kingdom	38,468,398	24.6%
United States††	7,346,917	4.7%

Total	$156,516,251	100.0%

††	Includes Short-Term Securities (3.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

10  Janus International and Global Funds  July 31, 2009

Janus International Forty Fund (unaudited)

Fund Snapshot
The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States.

Laurent Saltiel
portfolio manager

Performance Overview

Janus International Forty Fund’s Class I Shares returned -20.52% over the 12-month period ended July 31, 2009, while its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index SM, returned -21.33%, and its secondary benchmark, the MSCI EAFE® Index, returned -22.60% during the period.

Market Overview

Global equity markets began the period on a volatile note, selling off significantly in September and October, as the full weight of the credit and worldwide economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness abroad continued to unfold. Amid signs many economies and the global financial system were stabilizing, markets rebounded strongly to finish the period on an upbeat note. Despite this move, most world indices turned in negative results for the 12-month period. In general, the materials and financials sectors were the worst performing groups followed by industrials, while the consumer staples and consumer discretionary sectors were the best relative performers, although they finished the period lower as well. Most commodities finished the period significantly lower led by natural gas and crude oil. Emerging markets, which trailed developed markets through the worst of the sell-off, rallied more during the rebound and suffered losses only half as much as developed markets. Asia was the best relative performing region in emerging markets led by gains in India and Korea. Europe was the best relative performing region for the developed markets. The Dollar Index posted a gain for the period, as the U.S. currency outperformed other major currencies except for the Japanese yen.

Contributors to Performance

Among individual contributors, IG Group Holdings of the U.K. rose significantly during the period. The financials, derivatives and spread-betting company rebounded strongly late in the period after selling off in the first quarter on investor concerns that its largest market, the U.K., was becoming mature. IG Group reported results that showed a meaningful recovery in the U.K. market as well as Australia, which had slowed as well. We continued to believe the company has significant growth opportunities outside of the U.K. We also liked the stock’s high dividend yield.

Olam International, a Singapore-based global supply chain company for agricultural products, was also significantly higher during the period. The firm has been benefiting from what we would classify as its recession-resistant business, as well as its move to lower its debt servicing payments. The company has an extensive network to source and ship key commodities, a competitive advantage in our view. Although it has had some exposure to prices, a great deal of its business typically depends on volume. We were attracted to Olam’s competitive positioning, strong management and our long-term view that volumes and prices will rise for agricultural commodities.

Research In Motion, the Canada-based mobile device maker, posted strong gains after selling off early in 2009 despite reporting impressive sales growth. We believe the company is early in its growth cycle with low penetration in many countries. We also feel the company’s strong position in smart phones will continue to deliver growth, as smart phones become a larger percentage of the overall cell phone market.

Detractors from Performance

K+S A.G. from Germany and Potash Corporation of Saskatchewan, Canada were among the largest individual detractors, as both were negatively impacted by reduced prices for potash, a key ingredient in fertilizer. Demand for potash has been weak due to the global economic slowdown and credit crisis, which has caused farmers to withhold or reduce purchases. However, we expect a significant recovery in demand, as farmers cannot delay or under-apply fertilizer for long before yields are impacted.

LPS Brasil – Consultoria de Imoveis S.A., a Brazilian homebuilder, fell significantly early in the period, as the Brazilian stock market and currency fell sharply. Longer term, we believe the company is well positioned in major cities to benefit from the growing demand for residential homes in Brazil. The company has been aggressively cutting costs while still gaining market share.

Derivatives

Over the past year, the Fund bought some index put options to protect against potential market declines. The Fund also

Janus International and Global Funds  July 31, 2009  11

Janus International Forty Fund (unaudited)

bought some call options on specific stocks as a way to benefit from potential upside of these stocks while limiting losses from potential declines. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Economic fundamentals remain weak around the world, but there have been a number of signs that we are starting the recovery process. Perhaps later this year we may see positive growth at least in the U.S. and possibly in Europe. Our view is that conditions will improve but at a slow rate, since this has not been a typical economic downturn. We expect a weak recovery and weak growth based on our belief that much of the growth that occurred in the U.S. over the past decade was driven by excessive consumer spending and excessive borrowing by both consumers and financial institutions. Credit has tightened and consumers and businesses alike are reducing debt, which is a negative in terms of growth and will likely be a headwind for the U.S. and Europe. The overall portfolio theme has been one of caution amid this global recession. We are concentrating on companies that we believe have either modest economic sensitivity or are in areas where we see some economic growth potential. We are also seeking to take advantage of what we believe to be attractive valuations.

Thank you for your investment in Janus International Forty Fund.

Janus International Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

IG Group Holdings PLC	1.22%
Olam International, Ltd.	0.98%
Research In Motion, Ltd. (U.S. Shares)	0.80%
Monsanto Co.	0.67%
British American Tobacco PLC	0.66%

5 Bottom Performers – Holdings

Contribution

K+S A.G.	-4.80%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-3.48%
LPS Brasil Consultoria de Imoveis S.A.	-3.12%
Companhia Vale do Rio Doce (ADR)	-2.68%
Bunge, Ltd.	-2.01%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	0.33%	1.16%	5.78%
Health Care	0.19%	8.51%	7.01%
Financials	-0.34%	14.11%	23.09%
Consumer Staples	-0.42%	13.73%	8.52%
Information Technology	-0.44%	5.56%	6.51%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Materials	-8.39%	17.02%	10.42%
Consumer Discretionary	-6.81%	25.26%	9.64%
Industrials	-3.16%	10.68%	11.05%
Telecommunication Services	-2.30%	0.62%	6.79%
Energy	-1.65%	3.35%	11.19%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

12  Janus International and Global Funds  July 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

Monsanto Co. Agricultural Chemicals	6.9%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	5.8%
Chaoda Modern Agriculture Holdings, Ltd. Agricultural Operations	5.3%
Li & Fung, Ltd. Distribution/Wholesale	5.1%
Raffles Education Corp., Ltd. Schools	4.9%

28.0%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 16.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

Janus International and Global Funds  July 31, 2009  13

Janus International Forty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Forty Fund – Class A Shares

NAV	–20.97%	–24.48%	8.22%	1.50%(a)

MOP	–25.54%	–28.21%

Janus International Forty Fund – Class C Shares

NAV	–21.32%	–24.84%	8.66%	2.25%(a)

CDSC	–22.10%	–24.84%

Janus International Forty Fund – Class I Shares	–20.52%	–24.12%	7.43%	1.25%(b)

Janus International Forty Fund – Class S Shares	–21.19%	–24.66%	7.94%	1.75%(c)

Janus International Forty Fund – Class T Shares	–23.09%	–26.59%	7.92%	1.50%(d)

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–21.33%	–26.64%

Morgan Stanley Capital International EAFE® Index	–22.60%	–27.37%

Lipper Quartile – Class I Shares	2nd	1st

Lipper Ranking – Class I Shares based on total returns for International Funds	431/1,236	235/1,196

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

14  Janus International and Global Funds  July 31, 2009

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus International Forty Fund held approximately 7.4% of its total investments in Brazilian securities as of July 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser International Forty Fund (the “JAD predecessor fund”) into Class A Shares of Janus International Forty Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Janus International Forty Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus International Forty Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor

Janus International and Global Funds  July 31, 2009  15

Janus International Forty Fund (unaudited)

fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus International Forty Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Forty Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – May 30, 2008

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

16  Janus International and Global Funds  July 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,497.10	$9.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,497.10	$6.19*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,502.40	$2.61*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,498.20	$5.64*

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)**

Actual	$1,000.00	$1,115.60	$0.94

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

†	Expenses equal to the annualized expense ratio of 1.50% for Class A Shares, 1.00% for Class C Shares, 0.42% for Class I Shares and 0.91% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class C Shares, Class I Shares, and Class S Shares. Without these waivers, the expenses paid during the period would have been $13.93 for Class C, $7.76 for Class I and $10.84 for Class S.
**	Actual expense paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.25% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

Janus International and Global Funds  July 31, 2009  17

Janus International Forty Fund

Schedule of Investments

As of July 31, 2009

Shares or Contract Amounts		Value

Common Stock – 98.0%
Agricultural Chemicals – 12.7%
4,749	Monsanto Co.	$398,916
3,583	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	333,255
		732,171
Agricultural Operations – 5.3%
453,635	Chaoda Modern Agriculture Holdings, Ltd.	306,724
Brewery – 0.8%
1,209	Anheuser-Busch InBev N.V.	48,096
1,256	Anheuser-Busch InBev N.V. – VVPR Strip*	5
		48,101
Building – Residential and Commercial – 1.0%
1,710	Desarrolladora Homex S.A. (ADR)*	60,243
Chemicals – Diversified – 3.7%
13,333	Israel Chemicals, Ltd.	152,074
1,112	K+S A.G.	62,199
		214,273
Chemicals – Specialty – 2.9%
160,000	Huabao International Holdings, Ltd.	167,024
Coal – 2.0%
415,000	Bumi Resources	117,137
Commercial Services – 3.7%
23,434	Aggreko PLC	214,093
Commercial Services – Finance – 1.2%
7,430	CIA Brasileira de Meios de Pagamento*	71,304
Computers – 2.7%
2,060	Research In Motion, Ltd. (U.S. Shares)*	156,560
Consulting Services – 1.9%
2,340	Bereau Veritas S.A.	110,879
Distribution/Wholesale – 5.7%
12,000	Li & Fung, Ltd. (144A)	35,382
100,000	Li & Fung, Ltd.	294,846
		330,228
Diversified Operations – 0.7%
12,000	China Merchants Holdings International Co., Ltd.	39,640
Educational Software – 0.9%
640	Educomp Solutions Ltd.	54,784
Enterprise Software/Services – 2.3%
3,671	Autonomy Corp. PLC*	72,043
4,394	Aveva Group PLC	59,298
		131,341
Finance – Mortgage Loan Banker – 1.8%
2,005	Housing Development Finance Corp.	106,066
Finance – Other Services – 4.1%
16,377	BM&F Bovespa S.A.*	105,890
25,928	IG Group Holdings PLC	130,348
		236,238
Food – Catering – 2.4%
158,000	FU JI Food & Catering Services Holdings, Ltd.°°	139,451
Food – Wholesale/Distribution – 0.9%
28,000	Olam International, Ltd.	49,430
Human Resources – 2.4%
12,346	Capita Group PLC	137,641
Investment Companies – 2.3%
28,433	Man Group PLC	131,425
Investment Management and Advisory Services – 0.9%
12,105	GP Investments, Ltd. (BDR)*	54,191
Medical – Biomedical and Genetic – 1.1%
1,085	Celgene Corp.*	61,802
Medical – Drugs – 5.3%
5,314	Grifols S.A.	96,744
2,954	Novartis A.G.	135,338
1,249	Novo Nordisk A/S	73,523
		305,605
Medical Products – 0.4%
537	Cochlear, Ltd.	24,982
Oil Field Machinery and Equipment – 3.2%
20,077	Wellstream Holdings PLC	182,585
Real Estate Operating/Development – 0.9%
5,600	Rodobens Negocios Imobiliarios S.A.	53,442
Retail – Apparel and Shoe – 5.4%
36,500	Esprit Holdings, Ltd.	263,748
19,500	Ports Design, Ltd.	50,274
		314,022
Retail – Restaurants – 0.9%
80,000	Ajisen China Holdings, Ltd.	54,608
Schools – 8.7%
6,100	Anhanguera Educacional Participacoes S.A.*	60,503
11,000	Estacio Participacoes S.A.*	129,745
62,000	Raffles Education Corp., Ltd.	28,009
634,000	Raffles Education Corp., Ltd.	286,419
		504,676
Tobacco – 7.3%
8,824	British American Tobacco PLC	273,830
11,236	ITC Ltd.	58,407
31	Japan Tobacco, Inc.	89,779
		422,016
Transportation – Truck – 2.5%
10,446	DSV A/S*	143,978

Total Common Stock (cost $4,939,930)		5,676,660

Purchased Options – Calls – 0%
6	Potash Corporation of Saskatchewan, Inc. (U.S. Shares) (LEAPS) expires January 2010 exercise price $180.00	150
10	Companhia Vale do Rio Doce (ADR) (LEAPS) expires January 2010 exercise price $25.00	800

Total Purchased Options – Calls (premiums paid $20,568)		950

See Notes to Schedules of Investments and Financial Statements.

18  Janus International and Global Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares or Contract Amounts		Value

Purchased Option – Put – 0.1%
20	S&P 500® Index expires September 2009 exercise price $750.00 (premiums paid $47,660)	$2,600

Total Investments (total cost $5,008,158) – 98.1%		5,680,210

Cash, Receivables and Other Assets, net of Liabilities – 1.9%		110,294

Net Assets – 100%		$5,790,504

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$24,981	0.4%
Belgium	48,101	0.8%
Bermuda	865,465	15.2%
Brazil	420,884	7.4%
Canada	489,815	8.6%
Cayman Islands	500,783	8.8%
Denmark	217,501	3.8%
France	110,879	2.0%
Germany	62,199	1.1%
Hong Kong	39,640	0.7%
India	219,256	3.9%
Indonesia	117,137	2.1%
Israel	152,074	2.7%
Japan	89,779	1.6%
Mexico	60,243	1.1%
Singapore	363,859	6.4%
Spain	96,744	1.7%
Switzerland	135,339	2.4%
United Kingdom	1,201,263	21.1%
United States††	464,268	8.2%

Total	$5,680,210	100.0%

††	Includes Short-Term Securities (8.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  July 31, 2009  19

Statements of Assets and Liabilities

As of July 31, 2009	Janus International	Janus International
(all numbers in thousands except net asset value per share)	Equity Fund(1)	Forty Fund(2)

Assets:
Investments at cost	$137,688	$5,008
Unaffiliated investments at value	$154,769	$5,680
Affiliated money market investments	1,747	–
Cash	86	–
Cash denominated in foreign currency(3)	14	43
Receivables:
Investments sold	1,158	103
Fund shares sold	1,315	16
Dividends	477	10
Due from adviser	–	78
Non-interested Trustees’ deferred compensation	4	–
Other assets	11	1
Total Assets	159,581	5,931
Liabilities:
Payables:
Due to custodian	–	84
Fund shares repurchased	2,109	9
Dividends	–	–
Advisory fees	92	3
Audit fees	31	25
Transfer agent fees and expenses	–	–
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	1	–
Distribution fees – Class A Shares	13	1
Distribution fees – Class C Shares	12	–
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	1	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	4	–
Foreign tax liability	57	10
Accrued expenses and other payables	30	8
Total Liabilities	2,350	140
Net Assets	$157,231	$5,791
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$199,843	$5,729
Undistributed net investment income/(loss)*	169	21
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(61,562)	(622)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	18,781(4)	663(4)
Total Net Assets	$157,231	$5,791
Net Assets – Class A Shares	$65,443	$2,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,182	381
Net Asset Value Per Share(5)	$9.11	$7.12
Maximum Offering Price Per Share(6)	$9.67	$7.55
Net Assets – Class C Shares	$15,260	$660
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,696	93
Net Asset Value Per Share(5)	$9.00	$7.09
Net Assets – Class I Shares	$71,578	$1,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,861	210
Net Asset Value Per Share	$9.11	$7.16
Net Assets – Class R Shares	$670	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74	N/A
Net Asset Value Per Share	$9.05	N/A
Net Assets – Class S Shares	$4,279	$911
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	463	128
Net Asset Value Per Share	$9.24	$7.11
Net Assets – Class T Shares	$1	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119**	156**
Net Asset Value Per Share	$9.10	$7.14

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(3)	Includes cost of $13,686 and $42,953 for Janus International Equity Fund and Janus International Forty Fund, respectively.
(4)	Net of foreign taxes on investments of $57,409 and $9,668 for Janus International Equity Fund and Janus International Forty Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

20  Janus International and Global Funds  July 31, 2009

Statements of Operations

For the fiscal year ended July 31, 2009	Janus International	Janus International
(all numbers in thousands)	Equity Fund(1)	Forty Fund(2)

Investment Income:
Securities lending income	$9	$–
Dividends	3,832	71
Dividends from affiliates	60	1
Foreign tax withheld	(198)	(4)
Total Investment Income	3,703	68
Expenses:
Advisory fees	910	16
Transfer agent expenses	17	8
Registration fees	95	65
Custodian fees	82	29
Audit fees	52	43
System fees	42	29
Printing fees	28	34
Postage and mailing expenses	18	13
Non-interested Trustees’ fees and expenses	3	–
Distribution fees – Class A Shares	137	2
Distribution fees – Class C Shares	126	2
Distribution fees – Class R Shares	3	N/A
Distribution fees – Class S Shares	7	1
Administrative services fees – Class R Shares	1	N/A
Administrative services fees – Class S Shares	7	1
Networking fees – Class A Shares	75	–
Networking fees – Class C Shares	22	–
Networking fees – Class I Shares	2	–
Other expenses	16	13
Total Expenses	1,643	256
Expense and Fee Offset	–	–
Net Expenses	1,643	256
Less: Excess Expense Reimbursement	–	(234)
Net Expenses after Expense Reimbursement	1,643	22
Net Investment Income/(Loss)	2,060	46
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(62,296)	(697)
Net realized gain/(loss) from short sales	–	(1)
Net realized gain/(loss from options contracts	1,012	74
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	30,317(3)	766(3)
Net Gain/(Loss) on Investments	(30,967)	142
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(28,907)	$188

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(3)	Net of foreign taxes on investments of $57,409 and $9,668 for Janus International Equity Fund and Janus International Forty Fund, respectively.

See Notes to Financial Statements.

Janus International and Global Funds  July 31, 2009  21

Statements of Changes in Net Assets

	Janus International		Janus International
For each fiscal year or period ended July 31	Equity Fund(1)		Forty Fund(2)
(all numbers in thousands)	2009	2008	2009	2008(3)

Operations:
Net investment income/(loss)	$2,060	$858	$46	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	(62,296)	1,229	(697)	6
Net realized gain/(loss) from short sales	–	–	(1)	1
Net realized gain/(loss) from options contracts	1,012	–	74	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	30,317	(10,915)	766	(102)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(28,907)	(8,828)	188	(96)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(1,144)	(6)	(11)	–
Class C Shares	(145)	–	(2)	–
Class I Shares	(1,392)	(134)	(8)	–
Class R Shares	(7)	–	N/A	N/A
Class S Shares	(52)	–	(2)	–
Net realized gain from investment transactions*
Class A Shares	(658)	(8)	(2)	–
Class C Shares	(160)	(6)	(1)	–
Class I Shares	(560)	(114)	(4)	–
Class R Shares	(6)	(3)	N/A	N/A
Class S Shares	(28)	(3)	(1)	–
Net Decrease from Dividends and Distributions	(4,152)	(274)	(31)	–
Capital Share Transactions:
Shares sold
Class A Shares	104,626	81,288	4,459	344
Class C Shares	21,271	18,116	995	270
Class I Shares	100,296	55,051	2,929	690
Class R Shares	745	187	N/A	N/A
Class S Shares	6,477	8,496	1,190	250
Class T Shares	1	N/A	1	N/A
Redemption fees
Class I Shares	39	13	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	4	53	–	–
Reinvested dividends and distributions
Class A Shares	1,405	13	5	–
Class C Shares	193	4	3	–
Class I Shares	1,857	248	12	–
Class R Shares	13	3	N/A	N/A
Class S Shares	70	3	3	–
Shares repurchased
Class A Shares	(94,437)	(3,515)	(2,363)	–
Class C Shares	(19,370)	(1,181)	(587)	–
Class I Shares	(89,885)	(7,093)	(1,942)	–
Class R Shares	(686)	(10)	N/A	N/A
Class S Shares	(5,274)	(5,204)	(529)	–
Net Increase/(Decrease) from Capital Share Transactions	27,345	146,472	4,176	1,554
Net Increase/(Decrease) in Net Assets	(5,714)	137,370	4,333	1,458
Net Assets:
Beginning of period	162,945	25,575	1,458	–
End of period	$157,231	$162,945	$5,791	$1,458

Undistributed net investment income/(loss)*	$169	$748	$21	$(1)

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008.

See Notes to Financial Statements.

22  Janus International and Global Funds  July 31, 2009

Financial Highlights

Class A Shares

	Janus International Equity Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(2)(3)

Net Asset Value, Beginning of Period	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	(2.29)	.29	1.26
Total from Investment Operations	(2.17)	.27	1.35
Less Distributions:
Dividends (from net investment income)*	(.16)	(.04)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.25)	(.09)	–
Net Asset Value, End of Period	$9.11	$11.53	$11.35
Total Return**	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.32%	1.44%
Portfolio Turnover Rate***	176%	39%	57%

	Janus International
	Forty Fund(5)
For a share outstanding during each fiscal year or period ended July 31	2009	2008(6)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gain/(loss) on investments (both realized and unrealized)	(1.98)	(.89)
Total from Investment Operations	(1.94)	(.89)
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$7.12	$9.11
Total Return**	(21.08)%	(8.90)%
Net Assets, End of Period (in thousands)	$2,712	$321
Average Net Assets for the Period (in thousands)	$796	$247
Ratio of Gross Expenses to Average Net Assets***(4)	1.51%(7)	1.54%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.50%(7)	1.54%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.58%	(0.37)%
Portfolio Turnover Rate***	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly known as Janus Adviser International Forty Fund.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.51% and 1.50% for 2009 and 1.50% and 1.50% for 2008, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus International and Global Funds  July 31, 2009  23

Financial Highlights (continued)

Class C Shares

	Janus International Equity Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	(2.26)	.14	1.26
Total from Investment Operations	(2.20)	.12	1.30
Less Distributions:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.17)	(.05)	–
Net Asset Value, End of Period	$9.00	$11.37	$11.30
Total Return**	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(3)	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(3)	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.51%	0.63%
Portfolio Turnover Rate***	176%	39%	57%

	Janus International
	Forty Fund(4)
For a share outstanding during each fiscal year or period ended July 31	2009	2008(5)

Net Asset Value, Beginning of Period	$9.10	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(2.03)	(.89)
Total from Investment Operations	(1.96)	(.90)
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$7.09	$9.10
Total Return**	(21.32)%	(9.00)%
Net Assets, End of Period (in thousands)	$660	$248
Average Net Assets for the Period (in thousands)	$246	$242
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%(6)(7)	2.29%(6)
Ratio of Net Expenses to Average Net Assets***(3)	1.03%(6)(7)	2.29%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.95%	(1.13)%
Portfolio Turnover Rate***	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly known as Janus Adviser International Forty Fund.
(5)	Period from May 30, 2008 (inception date) through July 31, 2008
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.04% and 1.03% for 2009 and 2.25% and 2.25% for 2008, respectively, without the inclusion of dividends on short positions.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

24  Janus International and Global Funds  July 31, 2009

Class I Shares

	Janus International Equity Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(2.27)	.16	1.34
Total from Investment Operations	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.06)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Redemption Fees	–(3)	–(3)	–
Total Distributions and Other	(.28)	(.11)	–
Net Asset Value, End of Period	$9.11	$11.52	$11.39
Total Return**	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.04%	1.17%	2.28%
Portfolio Turnover Rate***	176%	39%	57%

	Janus International
	Forty Fund(5)
For a share outstanding during each fiscal year or period ended July 31	2009	2008(6)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	–
Net gain/(loss) on investments (both realized and unrealized)	(2.01)	(.89)
Total from Investment Operations	(1.90)	(.89)
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$7.16	$9.11
Total Return**	(20.63)%	(8.90)%
Net Assets, End of Period (in thousands)	$1,507	$662
Average Net Assets for the Period (in thousands)	$986	$369
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%(7)(8)	1.28%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.55%(7)(8)	1.28%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.49%	(0.17)%
Portfolio Turnover Rate***	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly known as Janus Adviser International Forty Fund.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.55% and 0.55% for 2009 and 1.25% and 1.25% for 2008, respectively, without the inclusion of dividends on short positions.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.26% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus International and Global Funds  July 31, 2009  25

Financial Highlights (continued)

Class R Shares

	Janus International Equity Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	(2.26)	.14	1.25
Total from Investment Operations	(2.17)	.13	1.32
Less Distributions:
Dividends (from net investment income)*	(.09)	–	–
Distributions (from capital gains)*	(.09)	(.05)	–
Total Distributions	(.18)	(.05)	–
Net Asset Value, End of Period	$9.05	$11.40	$11.32
Total Return**	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$670	$750	$566
Average Net Assets for the Period (in thousands)	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(3)	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	0.22%	0.85%
Portfolio Turnover Rate***	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

26  Janus International and Global Funds  July 31, 2009

Class S Shares

	Janus International Equity Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	(2.25)	–	1.26
Total from Investment Operations	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.01)	–
Distributions (from capital gains)*	(.09)	(.05)	–
Redemption Fees	.01	.31	–
Total Distributions and Other	(.20)	.25	–
Net Asset Value, End of Period	$9.24	$11.62	$11.34
Total Return**	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(3)	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(3)	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.07%	1.10%
Portfolio Turnover Rate***	176%	39%	57%

	Janus International
	Forty Fund(4)
For a share outstanding during each fiscal year or period ended July 31	2009	2008(5)

Net Asset Value, Beginning of Period	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(2.00)	(.88)
Total from Investment Operations	(1.95)	(.89)
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Redemption Fees	–(6)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$7.11	$9.11
Total Return**	(21.19)%	(8.90)%
Net Assets, End of Period (in thousands)	$911	$227
Average Net Assets for the Period (in thousands)	$207	$237
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%(7)(8)	1.79%(7)
Ratio of Net Expenses to Average Net Assets***(3)	1.01%(7)(8)	1.79%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.05%	(0.62)%
Portfolio Turnover Rate***	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly known as Janus Adviser International Forty Fund.
(5)	Period from May 30, 2008 (inception date) through July 31, 2008
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.02% and 1.01% for 2009 and 1.75% and 1.75% for 2008, respectively, without the inclusion of dividends on short positions.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.76% and 1.75%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus International and Global Funds  July 31, 2009  27

Financial Highlights (continued)

Class T Shares

Janus International Equity Fund
For a share outstanding during the period ended July 31	2009(1)

Net Asset Value, Beginning of Period	$8.34
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	.75
Total from Investment Operations	.76
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.10
Total Return**	9.11%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%
Portfolio Turnover Rate***	176%

Janus International Forty Fund
For a share outstanding during the period ended July 31	2009(1)

Net Asset Value, Beginning of Period	$6.40
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	.74
Total from Investment Operations	.74
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$7.14
Total Return**	11.56%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.54%
Ratio of Net Expenses to Average Net Assets***(2)	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%
Portfolio Turnover Rate***	138%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

28  Janus International and Global Funds  July 31, 2009

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.

°° ∞  Schedule of Fair Valued Securities (as of July 31, 2009)

		Value as a %
	Value	of Net Assets

Janus International Equity Fund(1)
FU JI Food & Catering Services Holdings, Ltd.	$1,073,488	0.7%

Janus International Forty Fund(2)

FU JI Food & Catering Services Holdings, Ltd.	139,451	2.4%

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus International Equity Fund(1)
Common Stock
Building – Residential and Commercial	$–	$753,570	$–
Food – Catering	–	–	1,073,488
Investment Management and Advisory Services	–	848,341	–
All Other	152,046,875	–	–

Janus International and Global Funds  July 31, 2009  29

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Money Market	–	1,747,047	–

Total Investments in Securities	$152,046,875	$3,348,957	$1,073,488

Investments in Purchased Options:
Janus International Equity Fund(1)
Purchased Options	$46,930	$–	$–

Investments in Securities:
Janus International Forty Fund(2)
Common Stock
Building – Residential and Commercial	$–	$60,243	$–
Food – Catering	–	–	139,451
Investment Management and Advisory Services	–	54,191	–
All Other	5,422,775	–	–

Total Investments in Securities	$5,422,775	$114,434	$139,451

Investments in Purchased Options:
Janus International Forty Fund(2)
Purchased Options	$3,550	$–	$–

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended July 31, 2009)

				Change in
		Accrued		Unrealized	Net	Transfers In	Balance
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or	as of
	July 31, 2008	Premiums	Gain/(Loss)	Depreciation(a)	(Sales)	Out of Level 3	7/31/2009

Investments in Securities:
Janus International Equity Fund(1)
Common Stock	$–	$–	$–	$–	$–	$1,073,488	$1,073,488

Investments in Securities:
Janus International Forty Fund(2)
Common Stock	$–	$–	$–	$–	$–	$139,451	$139,451

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

30  Janus International and Global Funds  July 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series funds (each a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor funds.

Janus International Equity Fund (formerly known as Janus Adviser International Equity Fund) and Janus International Forty Fund (formerly known as Janus Adviser International Forty Fund) (individually a “Fund” and collectively the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Janus International Equity Fund is classified as diversified, as defined by the 1940 Act, and Janus International Forty Fund is classified as non-diversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger,

Janus International and Global Funds  July 31, 2009  31

Notes to Financial Statements (continued)

bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The predecessor funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being

32  Janus International and Global Funds  July 31, 2009

sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

FIN 48 requires management of the predecessor funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Funds adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Janus International and Global Funds  July 31, 2009  33

Notes to Financial Statements (continued)

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s

34  Janus International and Global Funds  July 31, 2009

clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in

Janus International and Global Funds  July 31, 2009  35

Notes to Financial Statements (continued)

swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds adopted SFAS No. 161 in the current reporting period.

36  Janus International and Global Funds  July 31, 2009

Fair Value of Derivative Instruments as of July 31, 2009

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus International Equity Fund(1)
Equity Contracts
Purchased Options	Unaffiliated investments at value	$46,930

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus International Forty Fund(2)
Equity Contracts
Purchased Options	Unaffiliated investments at value	$3,550

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund(1)

Equity Contracts	$–	$–	$1,011,700	$–	$1,011,700

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund(1)

Equity Contracts	$–	$–	$(585,903)	$–	$(585,903)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund(2)

Equity Contracts	$–	$–	$74,452	$–	$74,452

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund(2)

Equity Contracts	$–	$–	$(64,678)	$–	$(64,678)

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its

Janus International and Global Funds  July 31, 2009  37

Notes to Financial Statements (continued)

obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the

38  Janus International and Global Funds  July 31, 2009

loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Janus International and Global Funds  July 31, 2009  39

Notes to Financial Statements (continued)

	Average Daily Net
Fund	Assets of Fund	Base Fee (%) (annual rate)

International & Global
Janus International Equity Fund(1)	N/A	0.68%
Janus International Forty Fund(2)	N/A	0.73%

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

For Janus International Equity Fund and Janus International Forty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

International & Global
Janus International Equity Fund(1)	MSCI EAFE® Index
Janus International Forty Fund(2)	MSCI All Country World
ex-U.S. IndexSM

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Only the base fee rate applied until December 2007 for the predecessor fund for Janus International Equity Fund and June 2009 for the predecessor fund for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and began June 2009 for Janus International Forty Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

40  Janus International and Global Funds  July 31, 2009

During the fiscal year ended July 31, 2009, the following Funds recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

International & Global
Janus International Equity Fund(1)	$77,192
Janus International Forty Fund(2)	$40

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Janus International Equity Fund and Class S Shares of the Funds for providing or procuring administrative services to investors in Class R Shares of Janus International Equity Fund and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Funds pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

International & Global
Janus International Equity Fund(1)	1.25%
Janus International Forty Fund(2)	1.25%

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/

Janus International and Global Funds  July 31, 2009  41

Notes to Financial Statements (continued)

(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2009.

For the fiscal year ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the fiscal year ended July 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

International & Global
Janus International Equity Fund(1)	$9,519
Janus International Forty Fund(2)	659

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

International & Global
Janus International Equity Fund(1)	$5,028
Janus International Forty Fund(2)	224

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus International Equity Fund and Class I Shares, Class S Shares, and Class T Shares of Janus International Forty Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2009 are indicated in the table below:

Fund	Redemption Fee

International & Global
Janus International Equity Fund(1)	$43,323
Janus International Forty Fund(2)	108

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no

42  Janus International and Global Funds  July 31, 2009

restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended July 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus International Equity Fund(1)	$46,438,506	$(44,691,459)	$2,748	$1,747,047
Janus International Forty Fund(2)	2,453,038	(2,453,038)	117	–

	$48,891,544	$(47,144,497)	$2,865	$1,747,047

Janus Institutional Cash Management Fund – Institutional Shares
Janus International Equity Fund(1)	$4,083,091	$(8,977,319)	$18,239	$–
Janus International Forty Fund(2)	351,418	(398,724)	181	–

	$4,434,509	$(9,376,043)	$18,420	$–

Janus Institutional Money Market Fund – Institutional Shares
Janus International Equity Fund(1)	$41,019,754	$(49,602,705)	$38,676	$–
Janus International Forty Fund(2)	799,121	(869,821)	307	–

	$41,818,875	$(50,472,526)	$38,983	$–

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

International & Global
Janus International Equity Fund(1) - Class A Shares	$10	$–	–	$(10)	6/15/2009	$–
Janus International Equity Fund(1) - Class C Shares	10	–	–	(10)	6/15/2009	$–
Janus International Equity Fund(1) - Class I Shares	10	–	–	(10)	6/12/2009	$–
Janus International Equity Fund(1) - Class R Shares	500,000	–	–	–	–	$500,000
Janus International Equity Fund(1) - Class S Shares	10	–	–	(10)	6/12/2009	$–
Janus International Equity Fund - Class T Shares	–	1,000	7/2/2009	–	–	$1,000
Janus International Forty Fund(2) - Class A Shares	250,000	–	–	–	–	$250,000
Janus International Forty Fund(2) - Class C Shares	250,000	–	–	–	–	$250,000
Janus International Forty Fund(2) - Class I Shares	250,000	–	–	–	–	$250,000
Janus International Forty Fund(2) - Class S Shares	250,000	–	–	–	–	$250,000
Janus International Forty Fund - Class T Shares	–	1,000	7/2/2009	–	–	$1,000

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2008 through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

Janus International and Global Funds  July 31, 2009  43

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

International & Global
Janus International Equity Fund(1)	$170,808	$–	$(16,859,383)	$(40,459,440)	$8,367	$14,526,870
Janus International Forty Fund(2)	24,049	–	(138,537)	(444,568)	343	620,800

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	Accumulated
Fund	31, 2017	Capital Losses

International & Global
Janus International Equity Fund(1)(2)	$(16,859,383)	$(16,859,383)
Janus International Forty Fund(2)(3)	(138,537)	(138,537)

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Capital loss carryovers subject to annual limitations.
(3)	Formerly known as Janus Adviser International Forty Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

International & Global
Janus International Equity Fund(1)	$141,931,973	$20,959,542	$(6,375,264)
Janus International Forty Fund(2)	5,049,742	830,216	(199,748)

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

International & Global
Janus International Equity Fund(1)	$3,043,229	$1,108,147	$–	$–
Janus International Forty Fund(2)	30,827	–	–	–

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

44  Janus International and Global Funds  July 31, 2009

For the fiscal year or period ended July 31, 2008

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

International & Global
Janus International Equity Fund(1)	$274,059	$–	$–	$–
Janus International Forty Fund(2)	–	–	–	–

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	International & Global
	Janus International	Janus International
Fund	Equity Fund(1)	Forty Fund(2)

Class A Shares
2009	1.41%	12.58%
2008	1.28%	56.43%(3)
2007	9.77%(4)	N/A

Class C Shares
2009	2.20%	12.23%
2008	2.04%	52.96%(3)
2007	11.49%(4)	N/A

Class I Shares
2009	1.04%	10.08%
2008	1.19%	73.31%(3)
2007	2.40%(4)	N/A

Class R Shares
2009	1.78%	N/A
2008	2.07%	N/A
2007	11.43%(4)	N/A

Class S Shares
2009	1.54%	12.71%
2008	1.54%	50.69%(3)
2007	11.01%(4)	N/A

Class T Shares
2009	1.31%(5)	22.34%(5)

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008.
(4)	Period from November 28, 2006 (inception date) through July 31, 2007.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

7.	Capital Share Transactions

For each fiscal year or period ended July 31	Janus International Equity Fund(1)		Janus International Forty Fund(2)
(all numbers in thousands)	2009	2008	2009	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	12,530	6,613	718	35
Reinvested dividends and distributions	192	1	1	–
Shares repurchased	(11,935)	(289)	(373)	–
Net Increase/(Decrease) in Fund Shares	787	6,325	346	35
Shares Outstanding, Beginning of Period	6,395	70	35	–
Shares Outstanding, End of Period	7,182	6,395	381	35

Janus International and Global Funds  July 31, 2009  45

Notes to Financial Statements (continued)

For each fiscal year or period ended July 31	Janus International Equity Fund(1)		Janus International Forty Fund(2)
(all numbers in thousands)	2009	2008	2009	2008(3)

Transactions in Fund Shares – Class C Shares:
Shares sold	2,640	1,484	159	27
Reinvested dividends and distributions	27	–	–	–
Shares repurchased	(2,433)	(97)	(93)	–
Net Increase/(Decrease) in Fund Shares	234	1,387	66	27
Shares Outstanding, Beginning of Period	1,462	75	27	–
Shares Outstanding, End of Period	1,696	1,462	93	27
Transactions in Fund Shares – Class I Shares:
Shares sold	12,544	4,508	447	73
Reinvested dividends and distributions	247	20	2	–
Shares repurchased	(10,868)	(589)	(312)	–
Net Increase/(Decrease) in Fund Shares	1,923	3,939	137	73
Shares Outstanding, Beginning of Period	5,938	1,999	73	–
Shares Outstanding, End of Period	7,861	5,938	210	73
Transactions in Fund Shares – Class R Shares:
Shares sold	91	17	N/A	N/A
Reinvested dividends and distributions	2	–	N/A	N/A
Shares repurchased	(85)	(1)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	8	16	N/A	N/A
Shares Outstanding, Beginning of Period	66	50	N/A	N/A
Shares Outstanding, End of Period	74	66	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	787	682	186	25
Reinvested dividends and distributions	9	–	–	–
Shares repurchased	(628)	(440)	(83)	–
Net Increase/(Decrease) in Fund Shares	168	242	103	25
Shares Outstanding, Beginning of Period	295	53	25	–
Shares Outstanding, End of Period	463	295	128	25
Transactions in Fund Shares – Class T Shares(4):
Shares sold	120*	N/A	156*	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(1)*	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	119*	N/A	156*	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	119*	N/A	156*	N/A

*	Shares are not in thousands.

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

46  Janus International and Global Funds  July 31, 2009

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

International & Global
Janus International Equity Fund(1)	$253,958,653	$215,643,209	$–	$–
Janus International Forty Fund(2)	7,347,360	3,143,850	–	–

(1)	Formerly know as Janus Adviser International Equity Fund.
(2)	Formerly know as Janus Adviser International Forty Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief

Janus International and Global Funds  July 31, 2009  47

Notes to Financial Statements (continued)

based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Funds will change their fiscal year from July 31 to September 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

48  Janus International and Global Funds  July 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus International Equity Fund and Janus International Forty Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at July 31, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

Janus International and Global Funds  July 31, 2009  49

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

50  Janus International and Global Funds  July 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus International and Global Funds  July 31, 2009  51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

52  Janus International and Global Funds  July 31, 2009

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International and Global Funds  July 31, 2009  53

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended July 31, 2009:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

International & Global
Janus International Equity Fund(1)	$214,706	$3,785,164
Janus International Forty Fund(2)	3,834	69,801

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Dividends Received Deduction Percentage

Fund

International & Global
Janus International Equity Fund(1)	2%
Janus International Forty Fund(2)	3%

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

Qualified Dividend Income

Fund

International & Global
Janus International Equity Fund(1)	100%
Janus International Forty Fund(2)	75%

(1)	Formerly known as Janus Adviser International Equity Fund.
(2)	Formerly known as Janus Adviser International Forty Fund.

54  Janus International and Global Funds  July 31, 2009

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus International and Global Funds  July 31, 2009  55

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

56  Janus International and Global Funds  July 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus International Equity Fund Executive Vice President and Portfolio Manager Janus International Forty Fund	11/06-Present 5/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2002-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus International and Global Funds  July 31, 2009  57

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-500 07-09

2009 Annual Report
Janus Alternative Funds

Alternative
Janus Long/Short Fund
(formerly known as Janus Adviser Long/Short Fund)
Janus Global Real Estate Fund
(formerly known as Janus Adviser Global Real Estate Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Alternative Funds

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Alternative
Janus Long/Short Fund	2
Janus Global Real Estate Fund	16
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Schedules of Investments	34
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	57
Additional Information	58
Explanations of Charts, Tables and Financial Statements	59
Designation Requirements	62
Trustees and Officers	63

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees (if applicable), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees (applicable to Class R Shares and Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Alternative Funds  July 31, 2009  1

Janus Long/Short Fund (unaudited)

Fund Snapshot
The fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker
lead co-portfolio manager

Daniel Riff
co-portfolio manager

The twelve month period ended July 31, 2009 was a disappointing one for Janus Long/Short Fund. Over that period, the Fund’s I shares returned -21.76% versus the S&P 500® Index, which returned -19.96%. The Fund underperformed during this tumultuous time in equity markets and as large owners of the Fund we are not satisfied with these returns. We hope that this letter will help you understand what went wrong, and more importantly, why we are confident with the positioning of the Fund as well as some of the opportunities we see.

What happened?

The 12-month period ended July 31, 2009 for the S&P 500® Index can be broken down into four parts: 1) the 36% slide from July 31, 2008 to November 21, 2008, during which Lehman Brothers failed, the U.S. Government took over AIG and an alphabet soup of rescue plans and programs were launched, 2) the 17% rally from November 21, 2008 to January 6, 2009, when investors were optimistic that disaster had been averted, 3) the 26% decline from January 6, 2009 to March 6, 2009, when excessive fears of a deep global recession grew, and 4) the 46% move from March 6, 2009 to July 31, 2009, when many indicators suggested we had hit bottom and stimulus programs gained traction.

Janus Long/Short Fund I Shares fell 24% in the first above mentioned period ended November 21, 2008 (67% of the decline realized by the S&P 500® Index, or downside capture), rose 18% in the second period ended January 6, 2009 (104% of the gains realized by the index, or upside capture), fell 16% in the third period ended March 6, 2009 (58% downside capture) and rose 4% in the fourth period ended July 31, 2009 (8% upside capture).*

Put simply, we captured too much of the market’s decline heading into the crisis and more significantly, caught far too little of the bounce off the bottom coming out of the crisis. The net result was aggregate performance that was weaker than a very weak market.

There were three major reasons for our weak returns:

First, many of the natural gas focused exploration and production (E&P) companies we own suffered severe corrections following the collapse of the natural gas market over the last 9 months. Significant new discoveries of natural gas shale last summer were unfortunately met with a collapse in demand for natural gas as the recession intensified in the fall. The result was a decline in natural gas prices from $13 to $3 over the last twelve months ended July 31. While the decline in natural gas was methodical, the collapse in E&P stocks was swift and severe. While there has been a strong rebound recently in the prices of the natural gas stocks we own, we are far from the levels prior to the collapse.

It is likely that the natural gas market will remain oversupplied for some time. However, we believe the valuations of the companies we own, such as Southwestern Energy and Ultra Petroleum, reflect that outcome. More importantly, production continues to decline and likely will be met with an increase in demand should the economy recover in the coming year. Because we believe we are close to, if not at, the bottom in natural gas prices, we believe the positions we own offer an excellent risk/reward potential.

Second, one of the most important reasons for our underperformance over the last six months was an incorrect short position in a number of Chinese equities. It had been our view that the Chinese domestic economy was not strong enough to offset likely continued weak export demand from the United States and Europe. Because China’s economy depends disproportionately on export demand, we felt that the valuations being accorded to a number of companies were not sustainable, despite the tremendous stimulus package being implemented by the Chinese Government. Furthermore, there was evidence that some of the stimulus package was likely finding its way into China’s stock market, thus boosting valuations to levels not reflective of fundamentals. Because of this view we held on to some of our positions despite the fact they were moving against us.

Following a trip to China in July, we concluded that we had underestimated the resolve of the Chinese Government to stimulate domestic demand. Continued strength in China, coupled with a bottoming in global trade and industrial production in our view, led us to conclude that our original thesis was not sound.

 * The upside and downside ratios show what percentage of the market’s performance (as evidenced by the S&P 500®Index) the managers “captured.” A measure of 100% means the Fund’s results went up (or down) exactly the same amount as the broader market index.

2  Janus Alternative Funds  July 31, 2009

(unaudited)

Valuation alone cannot be a reason to short a company. As Keynes famously observed, the market can stay irrational much longer than one can stay solvent. Since our thesis on these Chinese stocks was predicated on unsustainable demand coupled with excessive valuation, once the sustainability of demand was no longer clear, all we had was excessive valuation and we therefore covered our positions. Unfortunately, despite covering part of our positions as the market moved against us, we still lost a substantial amount of money on the positions.

Third, and somewhat related to the point made above, we failed to recognize the earliest signs of the global economy bottoming. As second derivative data, or data pointing to a change in the rate of economic decline in this case, turned positive in March, high beta stocks, those having shown greater sensitivity to the overall market and were priced as if they might go bankrupt, rallied hard. Often, these high-beta stocks are companies with low and declining returns on capital and meager free cash flow (FCF) generation, or little cash left over after all working capital and capital expenditures needs are met. They also have low profitability and debt overhangs – precisely the kinds of stocks we tend to short rather than buy long. In the 46% run off the March 6 bottom, these underperforming shorts overwhelmed the relatively strong performance of our long positions.

This third point is the most interesting to us. We captured only 8% of the market’s upside from March 6 to July 31, 2009 for two reasons: 1) because the market responded very vigorously to the earliest signs of recovery by bidding up the most distressed (and least expensive) securities, and 2) because we stuck to our disciplined process. We shorted low return companies that were priced optimistically and bought long high return companies that were priced pessimistically. But the market bid up low return names aggressively and ignored high return companies in that period. That yielded substantial short-term pain for the fund, but it left our portfolio with a much more attractive risk/reward profile at period end.

Outside of China, each of our short positions had its thesis intact and an even more attractive risk/reward after a strong move against us. Likewise, most of our longs were more attractive relative to the market given they had run less hard off the bottom. So on both sides of our book, the risk/reward was more compelling at period end than at any other time in our three years running the Fund.

How are we positioned?

Broadly speaking, we continued to buy three types of longs: undervalued growth, unrecognized value and special situations. Our growth names were unique franchises being underpriced because of a resolvable controversy – Anheuser-Busch InBev traded at a double-digit FCF yield because investors feared its (very manageable) debt load; Adidas traded at a substantial discount to Nike because they were too slow to adapt to the global consumer downturn; and, ICICI bank traded at just a small premium to book because investors have been nervous about their transition from aggressive growth to more balanced value creation.

Our unrecognized value names were generally well-run franchises trading at historically low prices. These include financials like ACE and Bank of America and turnarounds like eBay. In each case, the equity was priced for a continuation (or worsening) of distressed or disappointing trends and we will look to capture upside if anything other than the downside case emerges. We can never be sure of when this comes or with how much force, but we don’t expect to suffer great risk of loss while we wait. Finally, special situations provided some of the highest reward to our fundamental research effort. Examples here included real estate names like ProLogis, Forestar and St. Joe Company. Each was priced well below immediate liquidation value and could compound value as conditions improve.

On the short side, we continued to look in three areas: fads, flawed companies and frauds. Fads are the easiest to identify but the hardest to time. Shorting too early often means being wrong in fads. We’ve found that jumping on after the first disappointment is not too late because when the company’s fad-based fundamental story deteriorates it generally remains broken.

Flawed companies are a bit tougher to find but still in relative abundance. These are franchises with some combination of shallow competitive moats, no pricing power, intense competition and weak management. Opportunities here tend to be thematic – if an industry or sub-sector is structurally challenged; the opportunity generally exists to short many companies at once.

Frauds, the third short bucket, are the most elusive. Companies don’t advertise their accounting manipulation or corporate mismanagement. But our accounting analysis and deep grassroots digging does occasionally surface signs of fraud. Here, we’re willing to hold on longer in an attempt to capture more than just a small gain.

Where’s the market headed from here?

While it is becoming increasingly clear that to us the global economy has seen its worst, the pace of the recovery is by no means clear. U.S. debt and unemployment remain uncomfortably high and will likely mitigate the pace of any

Janus Alternative Funds  July 31, 2009  3

Janus Long/Short Fund (unaudited)

recovery. Off-setting this is the expectation that Asia ex-Japan should grow 5% this year, almost 9 percentage points higher than the G7 nations, which could provide an important source of global demand.

That the worst may be behind us does not necessarily mean it is clear sailing ahead. We are actually of the view that the recovery will be uneven, particularly in the United States, which must still address some of its structural debt problems that contributed to the recession in the first place.

From our perspective, while the macro will certainly affect the outlook of the companies in which we invest, we look for companies whose opportunities and risks are mostly company specific. In this way, we need to worry less about trying to predict the future and more about the fundamental issues specific to the companies we own as well as to those we are short. What we are very confident about is that not only is the risk/reward of the portfolio extremely favorable, but that there are tremendous investment opportunities emerging globally.

We appreciate your continued investment during this difficult time. We remain confident that our investment process is sound and that our outstanding team will continue to find quality investments during this very difficult economic environment.

Note on use of options

We employed a number of options strategies during the reporting period including index puts and spreads as hedges, as well as strategic synthetic long and short positions. Our use of spreads helps to reduce the overall cost of hedging as it involves simultaneously buying and selling put or call options on an index or stock at different strike prices with the premium received from selling an option offsetting some or all of the costs of purchasing another option on the same underlying stock or index. In terms of creating synthetic positions, we use derivatives and options in an attempt to replicate inexpensively the return characteristics of either a long or short position in a stock instead of outright taking a long or short position in the stock. Many strategies overlap with those executed by Janus Contrarian Fund. Typical tenor is three months or less with Topix Bank Index options at six months. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

4  Janus Alternative Funds  July 31, 2009

(unaudited)

Janus Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

United States Oil Fund L.P.	5.87%
Urban Outfitters Inc.	2.99%
Las Vegas Sands Corp.	2.68%
Sirona Dental Systems, Inc.	1.92%
MGM Mirage	1.89%

5 Bottom Performers – Holdings

Contribution

RRI Energy, Inc.	-8.64%
Forest Oil Corp.	-7.18%
Owens-Illinois Inc.	-6.05%
Volkswagen A.G.	-5.52%
Petroleo Brasileiro S.A. (ADR)	-5.49%

5 Top Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	1.12%	6.42%	12.37%
Information Technology	0.36%	4.13%	16.97%
Other*	0.15%	0.23%	0.00%
Telecommunication Services	-0.08%	0.03%	3.60%
Utilities	-0.90%	6.13%	4.04%

5 Bottom Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-5.89%	30.15%	12.93%
Energy	-4.71%	12.25%	13.35%
Industrials	-4.15%	5.52%	10.54%
Materials	-3.26%	4.74%	3.22%
Health Care	-2.49%	4.75%	14.42%

†	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
*	Industry not classified by GICS

Janus Alternative Funds  July 31, 2009  5

Janus Long/Short Fund (unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

Emerging markets comprised 15.9% of total net assets.

As of July 31, 2008

Emerging markets comprised 14.7% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of July 31, 2009

Emerging markets comprised 2.1% of total net assets.

As of July 31, 2008

Emerging markets comprised 0.5% of total net assets.

6  Janus Alternative Funds  July 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Long/Short Fund – Class A Shares

NAV	–22.02%	–3.07%	3.56%	3.56%(a)

MOP	–26.48%	–4.96%

Janus Long/Short Fund – Class C Shares

NAV	–22.61%	–3.79%	4.29%	4.29%(a)

CDSC	–23.37%	–3.79%

Janus Long/Short Fund – Class I Shares	–21.76%	–2.77%	3.27%	3.27%(b)

Janus Long/Short Fund – Class R Shares	–22.60%	–5.29%	4.00%	4.00%(c)

Janus Long/Short Fund – Class S Shares	–22.01%	–3.17%	3.74%	3.74%(c)

Janus Long/Short Fund – Class T Shares	–21.76%	–2.77%	3.50%	3.50%(d)

S&P 500® Index	–19.96%	–6.02%

London Interbank Offered Rate (LIBOR)	1.65%	11.14%

Lipper Quartile – Class I Shares	2nd	2nd

Lipper Ranking – Class I Shares based on total returns for Long/Short Equity Funds	53/109	13/48

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds  July 31, 2009  7

Janus Long/Short Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends and interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by a Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund held approximately 10.23% of its assets in Indian securities as of July 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Long/Short Fund (the “JAD predecessor fund”) into Class A Shares of Janus Long/Short Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Janus Long/Short Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Long/Short Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

8  Janus Alternative Funds  July 31, 2009

(unaudited)

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus Long/Short Fund. Performance shown for Class R Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class R Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Long/Short Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Long/Short Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the JAD predecessor fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – August 1, 2006

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

Janus Alternative Funds  July 31, 2009  9

Janus Long/Short Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$923.20	$24.37

Hypothetical (5% return before expenses)	$1,000.00	$999.45	$25.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$920.20	$27.71

Hypothetical (5% return before expenses)	$1,000.00	$995.93	$28.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$925.20	$22.72

Hypothetical (5% return before expenses)	$1,000.00	$1,001.19	$23.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$921.40	$26.06

Hypothetical (5% return before expenses)	$1,000.00	$997.67	$27.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$923.40	$24.89

Hypothetical (5% return before expenses)	$1,000.00	$998.91	$25.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)*

Actual	$1,000.00	$1,011.30	$1.25

Hypothetical (5% return before expenses)	$1,000.00	$1,002.32	$8.69

†	Expenses are equal to the annualized expense ratio of 5.11% for Class A Shares, 5.82% for Class C Shares, 4.76% for Class I Shares, 5.47% for Class R Shares and 5.22% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expense paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.75% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

10  Janus Alternative Funds  July 31, 2009

Janus Long/Short Fund

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock*** – 104.5%
Aerospace and Defense – Equipment – 0.6%
20,775	United Technologies Corp.	$1,131,614
Agricultural Chemicals – 3.0%
25,940	Mosaic Co.	1,352,771
1,476,000	Taiwan Fertilizer Co., Ltd.	4,680,285
		6,033,056
Airlines – 0.4%
218,715	UAL Corp.*	901,106
Athletic Footwear – 1.6%
74,220	Adidas A.G.	3,133,971
Automotive – Cars and Light Trucks – 2.1%
88,859	Bayerische Motoren Werke A.G.	4,083,252
Brewery – 3.8%
189,573	Anheuser-Busch InBev N.V.	7,541,477
780,976	Anheuser-Busch InBev N.V. – VVPR Strip*	3,339
		7,544,816
Broadcast Services and Programming – 2.3%
219,050	Liberty Global, Inc. – Class A*	4,589,098
Chemicals – Diversified – 0.3%
10,722	BASF S.E.	534,946
Commercial Banks – 5.0%
313,957	ICICI Bank, Ltd. (ADR)	9,842,552
Containers – Metal and Glass – 1.5%
88,981	Owens-Illinois, Inc.	3,020,015
Diversified Operations – 0.9%
43,375	Illinois Tool Works, Inc.	1,758,856
E-Commerce/Services – 1.4%
131,725	eBay, Inc.*	2,799,156
Electric – Generation – 1.9%
857,694	NTPC, Ltd.	3,857,297
Electric – Integrated – 0.7%
34,197	E.ON A.G.	1,301,680
Electric – Transmission – 1.9%
1,526,371	Power Grid Corp. of India, Ltd.	3,737,921
Energy – Alternate Sources – 0.4%
44,600	Covanta Holding Corp.*	753,294
Finance – Consumer Loans – 0.8%
183,800	SLM Corp.*	1,633,982
Finance – Investment Bankers/Brokers – 1.2%
14,275	Goldman Sachs Group, Inc.	2,331,108
Financial Guarantee Insurance – 2.6%
362,945	Assured Guaranty, Ltd.	5,070,342
Food – Retail – 2.6%
845,426	Tesco PLC	5,189,218
Gold Mining – 0.7%
23,100	Agnico-Eagle Mines, Ltd.	1,352,505
Internet Security – 1.2%
158,305	Symantec Corp.*	2,363,494
Investment Companies – 4.7%
4,946	Calamos Convertible Opportunities & Income Fund	54,802
26,320	iShares iBoxx $ High Yield Corporate Bond (ETF)	2,222,723
50,320	Market Vectors – Gold Miners (ETF)	1,998,710
35,380	ProShares UltraShort 20+ Year Treasury (ETF)	1,747,772
31,130	ProShares UltraShort Lehman 7-10 Year Treasury (ETF)	1,719,310
16,900	SPDR Gold Trust (ETF)*	1,577,615
		9,320,932
Medical – Biomedical and Genetic – 0.1%
2,310	Genzyme Corp.*	119,866
Medical – Drugs – 2.6%
87,155	Novo Nordisk A/S (ADR)	5,088,980
Medical Products – 2.0%
45,630	Becton, Dickinson and Co.	2,972,795
25,085	Covidien PLC	948,464
		3,921,259
Metal – Copper – 0.3%
8,940	Freeport-McMoRan Copper & Gold, Inc. – Class B*	539,082
Metal Processors and Fabricators – 0.3%
153,014	Bharat Forge, Ltd.	671,551
Multi-Line Insurance – 2.4%
97,285	ACE, Ltd. (U.S. Shares)	4,772,802
Multimedia – 2.7%
188,518	Liberty Media Corp. – Entertainment – Class A*	5,272,848
Oil Companies – Exploration and Production – 14.3%
510,000	Denbury Resources, Inc.*	8,465,999
38,610	EOG Resources, Inc.	2,858,298
267,555	Forest Oil Corp.*	4,508,302
59,850	Occidental Petroleum Corp.	4,269,699
1,600	OGX Petroleo e Gas Participacoes S.A.*	1,042,247
120,590	SandRidge Energy, Inc.*	1,127,517
38,030	Southwestern Energy Co.*	1,575,583
102,430	Ultra Petroleum Corp. (U.S. Shares)*	4,519,211
		28,366,856
Paper and Related Products – 0.5%
16,585	Aracruz Celulose S.A. (ADR)	331,037
43,480	Votorantim Celulose e Papel S.A. (ADR)*	649,591
		980,628
Petrochemicals – 1.4%
96,029	Industries Qatar	2,769,459
Pipelines – 1.9%
78,154	Kinder Morgan Management LLC*	3,671,675
Power Converters and Power Supply Equipment – 2.6%
66,318	Bharat Heavy Electricals, Ltd.	3,085,295
158,460	Yingli Green Energy Holding Company, Ltd. (ADR)*	2,102,764
		5,188,059
Property and Casualty Insurance – 1.6%
12,185	White Mountains Insurance Group, Ltd.	3,143,730
Real Estate Management/Services – 5.8%
703,565	CB Richard Ellis Group, Inc. – Class A*	7,668,858
224,000	Mitsubishi Estate Co., Ltd.	3,733,728
		11,402,586

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  July 31, 2009  11

Janus Long/Short Fund

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Real Estate Operating/Development – 12.6%
1,983,000	CapitaLand, Ltd.	$5,264,846
1,016,261	Forestar Group, Inc.*	13,231,717
231,720	St. Joe Co.*	6,525,235
		25,021,798
REIT – Diversified – 0%
449	Vornado Realty Trust	22,908
REIT – Mortgage – 0.2%
310,735	Gramercy Capital Corp.*	447,458
REIT – Regional Malls – 0%
326	Simon Property Group, Inc.	18,165
REIT – Warehouse/Industrial – 3.4%
758,784	ProLogis	6,669,711
Resorts and Theme Parks – 1.5%
103,182	Vail Resorts, Inc.*	2,952,037
Retail – Major Department Stores – 0.4%
115,114	Pantaloon Retail India, Ltd.	732,489
12,170	Pantaloon Retail India, Ltd. – Class B	54,110
		786,599
Semiconductor Components/Integrated Circuits – 0.7%
351,170	Atmel Corp.*	1,464,379
1	Taiwan Semiconductor Manufacturing Co., Ltd.	2
		1,464,381
Super-Regional Banks – 3.6%
432,560	Bank of America Corp.	6,397,566
20,400	PNC Financial Services Group, Inc.	747,864
		7,145,430
Telecommunication Equipment – Fiber Optics – 1.6%
189,315	Corning, Inc.	3,218,355
Textile-Apparel – 0.1%
649,530	Trinity, Ltd. – Private Placement°° ,§	126,557
Tobacco – 0.3%
238	Japan Tobacco, Inc.	689,272

Total Common Stock (cost $203,601,975)		206,756,263

Corporate Bonds*** – 2.3%
REIT – Diversified – 1.0%
$2,283,000	Vornado Realty Trust, 2.8500%, 4/1/27	2,054,700
REIT – Warehouse/Industrial – 1.3%
3,032,000	ProLogis, 2.2500%, 4/1/37	2,554,460

Total Corporate Bonds (cost $2,990,774)		4,609,160

Purchased Options – Calls – 1.3%
2,394	Ameristar Casinos Inc. expires September 2009 exercise price $20.00	263,340
1,557	Bank of America Corp. expires August 2009 exercise price $13.00	300,501
1,027	Dell Inc. (LEAPS) expires January 2011 exercise price $12.50	333,775
267	Goldman Sachs Group, Inc. expires August 2009 exercise price $150.00	393,300
516	St. Joe Co. expires January 2010 exercise price $30.00	121,260
20	Standard & Poor 500 Index (LEAPS) expires December 2010 exercise price $850.00	371,800
750	Terex Corp. (LEAPS) expires January 2011 exercise price $10.00	532,500
683,800	Topix Banks Index expires December 2009 exercise price $225.08	13,395
773,000	Topix Banks Index expires September 2009 exercise price $199.11	11,254
705,200	Topix Banks Index expires December 2009 exercise price $223.66	11,507
797,000	Topix Banks Index expires September 2009 exercise price $197.86	8,382
835	WisdomTree India Earnings expires January 2010 exercise price $17.00	258,850

Total Purchased Options – Calls (premiums paid $3,053,938)		2,619,864

Purchased Options – Puts – 0.1%
47	S&P 500® Index expires August 2009 exercise price $850.00	3,995
256	S&P 500® Index expires August 2009 exercise price $850.00	25,600
768	S&P 500® Index expires August 2009 exercise price $900.00	215,808

Total Purchased Options – Puts (premiums paid $3,959,768)		245,403

Total Investments (total cost $213,606,455) – 108.2%		214,230,690

Common Stock – (79.7)%
Agricultural Operations – (1.3)%
37,975	Bunge, Ltd.	(2,657,111)
Applications Software – (1.6)%
74,170	Salesforce.com, Inc.*	(3,214,528)
Brewery – (1.4)%
185,000	Kirin Holdings Co., Ltd.	(2,768,840)
Cellular Telecommunications – (0.7)%
972,000	China Unicom Hong Kong, Ltd.	(1,402,225)
Coffee – (5.1)%
143,415	Green Mountain Coffee Roasters, Inc.*	(10,102,153)
Commercial Banks – (4.1)%
26,795	Associated Banc-Corp.	(290,458)
47,530	BancorpSouth, Inc.	(1,069,425)
7,045	City National Corp.	(277,855)
574	Commonwealth Bank of Australia	(20,541)
1,900	First Citizens BancShares, Inc. – Class A	(269,857)
119,335	Fulton Financial Corp.	(806,705)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Alternative Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Commercial Banks – (continued)
69,110	International Bancshares Corp.	$(910,870)
170,665	Synovus Financial Corp.	(599,034)
21,800	Valley National Bancorp	(277,296)
761,345	VTB Bank OJSC (GDR)	(2,070,858)
106,680	Zions Bancorporation	(1,448,714)
		(8,041,613)
Commercial Services – (1.5)%
99,875	Iron Mountain, Inc.*	(2,917,349)
Commercial Services – Finance – (1.9)%
159,495	Moody’s Corp.	(3,786,411)
Computers – Peripheral Equipment – (0.1)%
8,855	Synaptics, Inc.*	(212,254)
Distribution/Wholesale – (2.6)%
218,595	Pool Corp.	(5,163,214)
Electronic Components – Semiconductors – (4.2)%
346,526	Solarworld A.G.	(8,390,185)
Electronic Forms – (0.4)%
26,180	Adobe Systems, Inc.*	(848,756)
Energy – Alternate Sources – (0.8)%
195,325	Renewable Energy Corp. A.S.*	(1,551,620)
Enterprise Software/Services – (0.5)%
50,870	Autonomy Corp. PLC*	(998,317)
Fiduciary Banks – (0.1)%
24,735	Wilmington Trust Corp.	(284,205)
Firearms and Ammunition – (1.0)%
177,280	Smith & Wesson Holding Corp.*	(1,074,317)
75,800	Sturm Ruger & Co., Inc.	(945,984)
		(2,020,301)
Independent Power Producer – (0.3)%
13,300	Ormat Technologies, Inc.	(526,547)
Investment Companies – (19.2)%
42,605	Direxion Daily Financial Bear 3X Shares (ETF)*	(1,462,630)
18,045	iShares Dow Jones U.S. Industrial Sector Index (ETF)	(823,394)
46,025	iShares FTSE/Xinhua China 25 Index Fund (ETF)	(1,926,606)
79,736	iShares MSCI Emerging Markets Index (ETF)	(2,848,170)
224,235	Market Vectors Russia (ETF)	(5,159,647)
44,505	PowerShares Dynamic Food & Beverage Portfolio (ETF)	(607,938)
58,270	PowerShares Dynamic Healthcare Services Portfolio (ETF)	(1,016,229)
74,700	PowerShares Dynamic Leisure and Entertainment (ETF)	(891,918)
479,890	ProShares Ultra Financials (ETF)	(2,193,097)
75,000	ProShares Ultra Real Estate (ETF)	(321,000)
103,990	ProShares UltraShort Basic Materials (ETF)	(1,484,977)
87,800	ProShares UltraShort Financials (ETF)	(3,013,296)
100,980	Proshares Ultrashort Oil & Gas (ETF)	(1,692,425)
323,995	ProShares UltraShort Real Estate (ETF)	(4,973,323)
30,540	SPDR S&P Oil & Gas Equipment & Services (ETF)	(721,049)
32,115	SPDR S&P Retail (ETF)	(979,507)
41,635	Technology Select Sector SPDR Fund (ETF)	(820,209)
549,470	United States Natural Gas Fund L.P. (ETF)*	(7,060,690)
		(37,996,105)
Medical – HMO – (3.3)%
40,580	CIGNA Corp.	(1,152,472)
115,625	Coventry Health Care, Inc.*	(2,659,375)
85,440	Humana, Inc.*	(2,806,704)
		(6,618,551)
Medical – Hospitals – (1.2)%
87,040	LifePoint Hospitals, Inc.*	(2,407,526)
Medical – Outpatient and Home Medical Care – (1.9)%
30,505	Amedisys, Inc.*	(1,363,879)
54,390	Gentiva Health Services, Inc.*	(1,157,419)
43,600	Lincare Holdings, Inc.*	(1,141,448)
		(3,662,746)
Medical Products – (0.6)%
49,439	Nobel Biocare Holding A.G.	(1,174,651)
Metal – Aluminum – (1.4)%
2,410,000	Aluminum Corp. of China, Ltd.	(2,805,001)
Oil and Gas Drilling – (0.3)%
36,420	Patterson-UTI Energy, Inc.	(502,960)
Oil Companies – Exploration and Production – (2.6)%
239,785	Chesapeake Energy Corp.	(5,140,990)
Oil Refining and Marketing – (0.4)%
61,480	Tesoro Corp.	(804,773)
Power Converters and Power Supply Equipment – (0.5)%
500,000	Evergreen Solar, Inc.*	(1,050,000)
Rental Auto/Equipment – (0.5)%
46,880	Rent-A-Center, Inc.*	(973,229)
Retail – Apparel and Shoe – (2.7)%
138,055	Lululemon Athletica, Inc.*	(2,446,334)
63,740	Ross Stores, Inc.	(2,810,297)
		(5,256,631)
Retail – Consumer Electronics – (1.0)%
38,375	Grupo Elektra S.A. de C.V.	(1,986,461)
Retail – Jewelry – (1.7)%
528,905	Bulgari S.P.A.	(3,261,798)
Retail – Restaurants – (7.0)%
42,700	BJ’s Restaurants, Inc.*	(686,616)
71,286	Brinker International, Inc.	(1,186,199)
20,665	Chipotle Mexican Grill, Inc. – Class A*	(1,938,997)
169,760	P.F. Chang’s China Bistro, Inc.*	(5,756,562)
159,888	Tim Hortons, Inc.	(4,331,366)
		(13,899,740)
Retail – Sporting Goods – (0.4)%
43,011	Cabela’s, Inc.*	(697,208)
Schools – (5.6)%
55,225	Career Education Corp.*	(1,265,757)
219,570	Corinthian Colleges, Inc.*	(3,390,161)
42,110	ITT Educational Services, Inc.*	(4,099,408)
122,865	K12, Inc.*	(2,306,176)
		(11,061,502)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  July 31, 2009  13

Janus Long/Short Fund

Schedule of Investments

As of July 31, 2009

Shares/Principal/Contract Amounts		Value

Super-Regional Banks – (0.5)%
44,685	Comerica, Inc.	$(1,065,290)
Transportation – Truck – (1.3)%
89,305	Arkansas Best Corp.	(2,543,406)

Total Securities Sold Short (proceeds $142,371,594) – (79.7)%		(157,794,197)

Cash, Receivables and Other Assets, net of Liabilities – 71.5%		141,606,438

Net Assets – 100%		198,042,931

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$7,544,817	3.5%
Bermuda	8,214,072	3.8%
Brazil	2,022,875	0.9%
Canada	5,871,717	2.7%
Cayman Islands	2,102,764	1.0%
Denmark	5,088,980	2.4%
Germany	9,053,849	4.2%
Hong Kong	126,557	0.1%
India	21,981,215	10.3%
Ireland	948,464	0.4%
Japan	4,423,000	2.1%
Qatar	2,769,459	1.3%
Singapore	5,264,846	2.5%
Switzerland	4,772,802	2.2%
Taiwan	4,680,287	2.2%
United Kingdom	5,189,218	2.4%
United States	124,175,768	58.0%

Total	$214,230,690	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Australia	$(20,541)	0.0%
Bermuda	(2,657,111)	1.7%
Germany	(8,390,185)	5.3%
Hong Kong	(4,207,226)	2.7%
Italy	(3,261,798)	2.1%
Japan	(2,768,841)	1.7%
Mexico	(1,986,461)	1.3%
Norway	(1,551,620)	1.0%
Russia	(2,070,858)	1.3%
Switzerland	(1,174,650)	0.7%
United Kingdom	(998,317)	0.6%
United States	(128,706,589)	81.6%

Total	$(157,794,197)	100.0%

Schedule of Written Options – Calls	Value

Anheuser-Busch InBev N.V. expires September 2009 703 contracts exercise price EUR25.35	$(306,817)
Goldman Sachs Group, Inc. expires August 2009 276 contracts exercise price $165.00	(100,740)

Total Written Options – Calls
(Premiums received $231,957)	$(407,557)

Schedule of Written Options – Puts
Ameristar Casinos Inc. expires September 2009 2,244 contracts exercise price $17.50	$(258,060)
Bank of America Corp. expires August 2009 1,557 contracts exercise price $10.00	(1,557)
Goldman Sachs Group, Inc. expires August 2009 276 contracts exercise price $135.00	(3,864)
Liberty Media Corp. – Entertainment – Class A expires August 2009 2,118 contracts exercise price $25.00	(21,180)
Standard & Poor 500 Index expires August 2009 94 contracts exercise price $750.00	(564)
Standard & Poor 500 Index expires August 2009 1,238 contracts exercise price $800.00	(30,950)
Standard & Poor 500 Index expires August 2009 512 contracts exercise price $750.00	(15,360)
Vornado Realty Trust expires August 2009 261 contracts exercise price $40.00	(3,393)
Vornado Realty Trust expires August 2009 154 contracts exercise price $45.00	(8,624)

Total Written Options – Puts
(Premiums received $3,452,894)	$(343,552)

See Notes to Schedules of Investments and Financial Statements.

14  Janus Alternative Funds  July 31, 2009

Schedule of Investments

As of July 31, 2009

Total Return Swaps outstanding at July 31, 2009

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Appreciation

Morgan Stanley	$(1,220,496)	Honam Petrochemical Corporation	1-month LIBOR minus 300 basis points	1/27/2011	$(232,604)

Morgan Stanley	(2,502,829)	SK Telecom Company, Ltd.	1-month LIBOR minus 400 basis points	1/27/2011	(87,772)

Morgan Stanley	(963,168)	Formosa Chemicals & Fibre Corporation	1-month LIBOR minus 600 basis points	9/7/2010	(73,606)

					$(393,982)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  July 31, 2009  15

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
A fund focused on real estate and real estate-related companies which leverage Janus’ research team to seek opportunities across the globe.

Patrick Brophy
portfolio manager

Performance Overview

In a very difficult 12 months for global real estate, Janus Global Real Estate Fund Class I shares returned -20.73%, while its benchmark, the FTSE EPRA/NAREIT Developed Index, returned -30.01% for the period ended July 31, 2009.

Market Environment

Even though global equity markets staged a solid rally in the second quarter of 2009, pushing several key indexes, including the S&P 500® Index and the MSCI World IndexSM (an index of developed countries), into positive territory for the year-to-date period, it wasn’t enough to erase the staggering losses incurred in the fourth quarter of 2008 and the first quarter of 2009. In most global markets, the move higher appeared to be an oversold rally as fears of a global depression seem to have steadily dissipated since March. However, continued private sector deleveraging, more signs of increased regulation and reduced consumption in developed markets, and growing concerns over the potentially damaging long-term impacts of aggressive stimulus efforts tempered enthusiasm and underpinned the lingering uncertainty that has been unnerving investors since last fall.

For the property sector, positives like signs of thawing in the debt markets and a modest uptick in transactions were offset by continued pressure on operating fundamentals and mark downs of asset values. Balance sheets remained the primary focus, with many companies tapping the equity markets in the form of dilutive raises in order to address uncomfortable debt levels and pending maturities. During the year, there was a significant divergence in performance among the property sectors of the index’s key geographies. The U.S., Europe and Australia all finished with double-digit declines, while several Asian markets, paced by Hong Kong and China, posted gains for the year.

Portfolio Comments

For the 12-month period, the Fund’s geographic allocation ended up a modest positive, with its significant underweighting of Australia and overweighting of Singapore proving the most beneficial. On the negative side, these gains were nearly offset by a large underweight position in Japan and not enough exposure to Hong Kong. Looking at sectors, results were buoyed by diversified real estate companies and residential real estate investment trusts (REITs). Notable industry groups that detracted from relative results included office REITs and select real estate developers.

Derivatives

Over the past year, the Fund periodically sold put and call options in order to capitalize on the tremendous volatility in the REIT sector and generate additional income for shareholders. These out-of-the money options were based on targeted entry points and sell prices for the more liquid U.S. REITs. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Performance

In a very difficult market, U.S.-based healthcare holding Ventas demonstrated the resiliency of its cash flows and the potential advantages of its diversified property portfolio (its properties range from senior housing and assisted living to skilled nursing facilities and medical office buildings). The defensive qualities of healthcare have made it an attractive haven for investors in the tumultuous markets of the last 12 months, and Ventas has been a beneficiary. Moreover, its prudent management continued to execute well in our opinion, and its conservatively-leveraged balance sheet leaves it well positioned to capitalize on the distress of its weaker competitors going forward. It was the top individual contributor to performance for the 12-month period.

Forestar, a land development company focused on the entitlement, development and disposition of a vast swath of timberlands located in Texas and the southeastern U.S., was another top contributor. The Fund established a position in Forestar over the last year based on extensive research and our resulting conclusion that the company was being undervalued by the market due to its significant leverage in a challenged real estate development market. In January, the company announced a plan to reduce its debt through a partial sale of its timberlands; this plan proved successful (our research had indicated that there would be strong demand from private market timberland investors), removing the company’s near-term liquidity risk and driving significant equity appreciation.

Detractors from Performance

All five of the biggest detractors from performance for the 12-month period were U.S. REITs. Subtracting the most was

16  Janus Alternative Funds  July 31, 2009

(unaudited)

Simon Property, the largest owner of regional malls in the U.S.; its stock price declined over 36%. Concerns over consumer spending and the health of their tenant base weighed on most retail REITs, making them an attractive target for thematic shorts. However, because we believe many of these retail property owners, particularly Simon, boast attractive assets trading significantly below net asset values, have more stable cash flows than widely understood, and have addressed near and intermediate-term balance sheet issues, we continued to own their shares at period end.

Industrial and office REITs comprised the rest of the bottom five. Combined, top-holdings Alexandria and Vornado, both office REITs, shaved over 350 basis points from Fund results, and industrial REITs ProLogis and AMB wiped out another 300 basis points. Isolating causes for the weak performance, we would point to slower leasing of its development pipeline for Alexandria, significant midtown Manhattan exposure for Vornado, and the significant slow-down in global trade for ProLogis and AMB. All of the above are valid concerns, but there are mitigating factors in each case, and not only do we feel the sell-off was overdone, but these companies remain attractive on a long-term basis, as they possess key characteristics central to our core investment philosophy: focused business, disciplined allocation of capital, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

Outlook

Although hopes for a quick economic recovery in the developed world seem to be gaining traction, we remain cautious and anticipate continued uncertainty and choppy markets. We believe the Fund is well positioned for this type of turbulent environment, and we expect that our global research team will be able to capitalize on frenetic markets and continue to uncover attractive investment opportunities.

In markets like the U.S. and U.K., real estate headlines will continue to be bad, as the deleveraging process picks up steam and more properties are marked to market. But transactions, which have been all but non-existent, will come back, and buyers with access to capital and solid balance sheets should see some exceptional opportunities. We intend to be one of those buyers, putting ourselves and our shareholders in position to benefit as real estate markets recover.

Thank you for your investment in Janus Global Real Estate Fund.

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Ventas, Inc.	0.65%
Forestar Group Inc.	0.61%
China Resources Land Ltd.	0.48%
Entertainment Properties Trust	0.46%
Sun Hung Kai Properties Ltd.	0.45%

5 Bottom Performers – Holdings

Contribution

Simon Property Group Inc.	-2.03%
ProLogis	-1.96%
Alexandria Real Estate Equities Inc.	-1.86%
Vornado Realty Trust	-1.73%
AMB Property Corp.	-1.20%

5 Top Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Real Estate Development	1.08%	1.69%	4.16%
Homebuilding	0.28%	0.51%	0.00%
Specialized REITs	0.20%	6.10%	10.07%
Forest Products	0.14%	0.16%	0.00%
Steel	0.14%	0.34%	0.10%

5 Bottom Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Office REITs	-6.54%	14.66%	11.33%
Retail REITs	-5.22%	21.17%	24.52%
Industrial REITs	-3.53%	7.18%	3.48%
Diversified REITs	-2.22%	4.26%	10.21%
Marine	-1.62%	1.25%	0.08%

Janus Alternative Funds  July 31, 2009  17

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2009

Unibail-Rodamco REIT – Diversified	3.9%
CapitaLand, Ltd. Real Estate Operating/Development	3.5%
Westfield Group REIT – Shopping Centers	3.2%
Digital Realty Trust, Inc. REIT – Diversified	3.0%
Sun Hung Kai Properties, Ltd. Real Estate Operating/Development	3.0%

16.6%

Asset Allocation – (% of Net Assets)
As of July 31, 2009

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2009

As of July 31, 2008

18  Janus Alternative Funds  July 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	–20.87%	–20.26%	5.52%	1.58%(a)

MOP	–25.44%	–23.03%

Janus Global Real Estate Fund – Class C Shares

NAV	–21.06%	–20.60%	6.20%	2.33%(a)

CDSC	–21.82%	–20.60%

Janus Global Real Estate Fund – Class I Shares	–20.73%	–20.13%	4.97%	1.33%(b)

Janus Global Real Estate Fund – Class S Shares	–20.84%	–20.36%	5.70%	1.83%(c)

Janus Global Real Estate Fund – Class T Shares	–23.34%	–22.78%	5.32%	1.58%(d)

FTSE EPRA/NAREIT Developed Index**	–30.01%	–26.84%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – Class I Shares based on total returns for Global Real Estate Funds	2/81	1/73

Visit janus.com/advisor to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds  July 31, 2009  19

Janus Global Real Estate Fund (unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/advisor for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into Class A Shares of Janus Global Real Estate Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Janus Global Real Estate Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Global Real Estate Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

20  Janus Alternative Funds  July 31, 2009

(unaudited)

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Global Real Estate Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Global Real Estate Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – November 28, 2007

**	Formerly named FTSE EPRA/NAREIT Global Real Estate Index

#The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

Janus Alternative Funds  July 31, 2009  21

Janus Global Real Estate Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,384.10	$8.51

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,384.60	$7.39*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,385.40	$7.51

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,386.20	$13.61*

Hypothetical (5% return before expenses)	$1,000.00	$1,013.39	$11.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)**

Actual	$1,000.00	$1,122.40	$0.98

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46

†	Expenses are equal to the annualized expense ratio of 1.44% for Class A Shares, 1.25% for Class C Shares, 1.27% for Class I Shares and 2.30% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class C Shares and Class S Shares. Without these waivers, the expenses paid during the period would have been $13.36 for Class C Shares and $16.45 for Class S Shares.
**	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.29% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

22  Janus Alternative Funds  July 31, 2009

Janus Global Real Estate Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amounts		Value

Common Stock – 83.8%
Building – Mobile Home and Manufactured Homes – 0.2%
645	Maisons France Confort	$21,509
Building – Residential and Commercial – 1.4%
9,200	MRV Engenharia e Participacoes S.A.*	156,605
Diversified Operations – 3.2%
44,000	China Merchants Holdings International Co. Ltd.	145,346
46,000	Wharf Holdings, Ltd.	216,354
		361,700
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	1,436
Forestry – 1.8%
2,680	Deltic Timber Corp.	120,519
2,460	Plum Creek Timber Co., Inc.	76,949
		197,468
Hotels and Motels – 0.3%
3,200	Orient-Express Hotel, Ltd. – Class A*	28,320
Real Estate Management/Services – 5.1%
1,150	Deutsche Euroshop A.G., 0%	34,760
10,075	CB Richard Ellis Group, Inc. – Class A*	109,818
5,070	Jones Lang LaSalle, Inc.	192,457
2,700	LPS Brasil Consultoria de Imoveis S.A.*	17,950
13,000	Mitsubishi Estate Co., Ltd.	216,690
331	Orco Property Group	3,311
		574,986
Real Estate Operating/Development – 20.8%
4,365	Ablon Group	3,208
14,665	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	308,552
149,500	CapitaLand, Ltd.	396,920
20,725	China Resources Land, Ltd.	50,651
17,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	88,226
15,285	Forest City Enterprises, Inc. – Class A*	109,135
11,598	Forestar Group, Inc.*	151,006
8,909	GAGFAH S.A.	75,288
90,000	Hang Lung Properties, Ltd.	329,815
545,000	HKC Holdings, Ltd.	47,117
15,000	Hysan Development Co., Ltd.	41,033
12,000	Mitsui Fudosan Co., Ltd.	220,695
50,000	New World Development, Ltd.	119,358
10,855	Risanamento S.P.A.*	5,306
2,470	St. Joe Co.*	69,555
22,000	Sun Hung Kai Properties, Ltd.	334,693
		2,350,558
REIT – Apartments – 3.5%
2,255	American Campus Communities	51,707
6,000	Associated Estates Realty Corp.	35,640
1,430	Boardwalk Real Estate Investment Trust	43,883
2,000	BRE Properties, Inc. – Class A	47,460
2,990	Camden Property Trust	88,234
1,200	Essex Property Trust, Inc.	78,012
1,415	Home Properties, Inc.	50,516
		395,452
REIT – Diversified – 13.1%
4,595	Brixton PLC	3,607
5,260	CapLease, Inc.	15,938
1,003	Corio N.V.	55,574
64,636	Dexus Property Group	39,451
8,390	Digital Realty Trust, Inc.	340,214
4,410	Entertainment Properties Trust	120,437
2,175	Eurocommercial Properties N.V.	73,894
7,888	Goodman Group	3,364
6,269	Lexington Realty Trust	26,831
245,000	Mapletree Logistics Trust	101,317
11,200	Morguard Real Estate Trust Unit	103,265
2,504	Unibail-Rodamco	437,488
3,144	Vornado Realty Trust	160,407
		1,481,787
REIT – Health Care – 2.0%
3,255	HCP, Inc.	83,849
4,120	Ventas, Inc.	145,436
		229,285
REIT – Hotels – 0.1%
545	LaSalle Hotel Properties	8,126
REIT – Mortgage – 0.1%
380	Crystal River Capital, Inc.	798
3,452	Gramercy Capital Corp.*	4,970
340	JER Investors Trust, Inc.	126
640	Resource Capital Corp.	2,221
		8,115
REIT – Office Property – 8.7%
7,460	Alexandria Real Estate Equities, Inc.**	284,300
4,755	Boston Properties, Inc.	251,540
6,220	Douglas Emmett, Inc.	63,195
1,685	Highwoods Properties, Inc.	43,153
5,355	Kilroy Realty Corp.	126,378
4,270	SL Green Realty Corp.	110,081
20	Tokyu REIT, Inc.	111,193
		989,840
REIT – Regional Malls – 6.8%
39,130	CBL & Associates Properties	232,432
1,850	Feldman Mall Properties, Inc.*	167
2,480	General Growth Properties, Inc.*	5,010
13,124	Macerich Co.	258,149
4,812	Simon Property Group, Inc.**	268,124
		763,882
REIT – Shopping Centers – 8.3%
6,999	Acadia Realty Trust	95,886
7,000	Equity One, Inc.	105,350
440	Federal Realty Investment Trust	25,102
14,783	Kimco Realty Corp.	145,465
5,745	Kite Realty Group Trust	18,384
40,000	Link REIT	90,841
5,915	Weingarten Realty Investors	91,268
37,684	Westfield Group	356,981
		929,277
REIT – Storage – 1.2%
6,765	Extra Space Storage, Inc.	59,397
1,000	Public Storage	72,570
		131,967

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds  July 31, 2009  23

Janus Global Real Estate Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amounts		Value

REIT – Warehouse/Industrial – 3.7%
4,455	AMB Property Corp.	$88,254
3,130	First Potomac Realty Trust	29,328
33,452	ProLogis**	294,043
		411,625
Resorts and Theme Parks – 1.2%
4,525	Vail Resorts, Inc.*	129,460
Retail – Restaurants – 1.0%
7,590	Whitbread PLC	109,718
Transportation – Marine – 0.8%
2,980	Alexander & Baldwin, Inc.	87,076
Wireless Equipment – 0.5%
1,840	Crown Castle International Corp.*	52,882

Total Common Stock (cost $9,717,973)		9,421,074

Corporate Bonds – 0.7%
REIT – Diversified – 0.3%
35,000	Vornado Realty Trust, 2.8500%, due 4/1/27	31,500
REIT – Warehouse/Industrial – 0.4%
50,000	ProLogis, 2.2500%, due 4/1/37	42,125

Total Corporate Bonds (cost $48,008)		73,625

Money Markets – 7.1%
800,298	Janus Cash Liquidity Fund, LLC (cost $800,298)	800,298

Total Investments (total cost $10,566,279) – 91.6%		10,294,997

Cash, Receivables and Other Assets net of Liabilities** – 8.4%		949,598

Net Assets – 100%		$11,244,595

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$399,795	3.9%
Bermuda	76,874	0.7%
Brazil	262,781	2.6%
Canada	455,699	4.4%
Cayman Islands	50,651	0.5%
France	458,998	4.5%
Germany	110,048	1.1%
Guernsey	3,208	0.0%
Hong Kong	1,277,439	12.4%
Italy	5,306	0.1%
Japan	548,578	5.3%
Luxembourg	3,311	0.0%
Netherlands	129,468	1.3%
Singapore	498,238	4.8%
United Kingdom	113,325	1.1%
United States††	5,901,278	57.3%

Total	$10,294,997	100.0%

††	Includes Short-Term Securities (49.5% excluding Short-Term Securities)

Schedule of Written Options – Calls	Value

Public Storage expires August 2009 30 contracts exercise price $75.00	$(4,500)
Simon Property Group, Inc. expires August 2009 40 contracts exercise price $55.00	(10,000)

Total Written Options – Calls
(Premiums received $6,220)	$(14,500)

Schedule of Written Options – Puts
Alexandria Real Estate Equities, Inc. expires August 2009 40 contracts exercise price $30.00	$(600)
Avalonbay Communities, Inc. expires August 2009 25 contracts exercise price $45.00	(325)
Public Storage expires August 2009 40 contracts exercise price $55.00	(200)
Regency Centers Corporation expires August 2009 60 contracts exercise price $25.00	(1,200)
Simon Property Group, Inc. expires August 2009 40 contracts exercise price $35.00	(200)
Vornado Realty Trust expires August 2009 40 contracts exercise price $30.00	(200)

Total Written Options – Puts
(Premiums received $22,295)	$(2,725)

See Notes to Schedules of Investments and Financial Statements.

24  Janus Alternative Funds  July 31, 2009

Statements of Assets and Liabilities

		Janus Global
As of July 31, 2009	Janus Long/Short	Real
(all numbers in thousands except net asset value per share)	Fund(1)	Estate Fund(2)

Assets:
Investments at cost	$213,606	$10,566
Unaffiliated investments at value	$214,231	$9,495
Affiliated money market investments	–	800
Cash	–	11
Restricted cash (Note 1)	2,720	905
Deposits with broker for short sales	142,372	–
Receivables:
Investments sold	14,362	–
Fund shares sold	162	39
Dividends	312	13
Interest	92	1
Non-interested Trustees’ deferred compensation	5	–
Due from adviser	–	38
Other assets	338	5
Total Assets	374,594	11,307
Liabilities:
Payables:
Short sales, at value(3)	157,794	–
Options written, at value(4)	751	17
Swap Contract	394	–
Due to custodian	11,573	–
Investments purchased	2,893	–
Fund shares repurchased	2,457	1
Dividends	1	–
Advisory fees	220	7
Audit fees	33	18
Custody fees	64	3
System fees	15	14
Transfer agent fees and expenses	21	1
Administrative services fees – Class R Shares	–	N/A
Administrative services fees – Class S Shares	1	–
Distribution fees – Class A Shares	17	–
Distribution fees – Class C Shares	71	–
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	1	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	5	–
Accrued expenses	240	1
Total Liabilities	176,551	62
Net Assets	$198,043	$11,245
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$460,366	$13,292
Undistributed net investment income/(loss)*	(1,211)	49
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(249,047)	(1,836)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,065)	(260)
Total Net Assets	$198,043	$11,245
Net Assets – Class A Shares	$68,971	$701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,722	108
Net Asset Value Per Share(5)	$8.93	$6.50
Maximum Offering Price Per Share(6)	$9.47	$6.90
Net Assets – Class C Shares	$79,412	$405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,017	62
Net Asset Value Per Share(5)	$8.81	$6.53
Net Assets – Class I Shares	$45,805	$9,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,107	1,501
Net Asset Value Per Share	$8.97	$6.52
Net Assets – Class R Shares	$175	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21	N/A
Net Asset Value Per Share	$8.40	N/A
Net Assets – Class S Shares	$3,679	$354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	407	54
Net Asset Value Per Share	$9.04	$6.51
Net Assets – Class T Shares	$1	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114**	170**
Net Asset Value Per Share	$8.97	$6.51

*	See Note 6 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.
(3)	Includes proceeds of $142,371,594 on short sales for Janus Long/Short Fund.
(4)	Includes premiums of $3,684,851 and $28,515 on written options for Janus Long/Short Fund and Janus Global Real Estate Fund.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Alternative Funds  July 31, 2009  25

Statements of Operations

		Janus Global
For the fiscal year ended July 31, 2009	Janus Long/Short	Real
(all numbers in thousands)	Fund(1)	Estate Fund(2)

Investment Income:
Interest	$750	$2
Interest proceeds from short sales	2,592	–
Dividends	5,248	174
Dividends from affiliates	–	6
Foreign tax withheld	(109)	(5)
Total Investment Income	8,481	177
Expenses:
Advisory fees	5,501	44
Transfer agent expenses	76	7
Registration fees	163	59
Custodian fees	185	11
Audit fees	54	42
Printing fees	46	65
System fees	44	43
Postage and mailing expenses	13	18
Non-interested Trustees’ fees and expenses	13	–
Short sales dividend expenses	4,534	–
Stock Loan Fees	5,673	–
Distribution fees – Class A Shares	462	1
Distribution fees – Class C Shares	1,350	3
Distribution fees – Class R Shares	1	N/A
Distribution fees – Class S Shares	32	1
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	32	1
Networking fees – Class A Shares	163	–
Networking fees – Class C Shares	113	–
Networking fees – Class I Shares	33	2
Other expenses	31	13
Total Expenses	18,519	310
Expense and Fee Offset	(5)	–
Net Expenses	18,514	310
Less: Excess Expense Reimbursement	(10)	(242)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 2)	–	–
Net Expenses after Expense Reimbursement	18,504	68
Net Investment Income/(Loss)	(10,023)	109
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(309,725)	(1,888)
Net realized gain/(loss) from short sales	106,629	–
Net realized gain/(loss from swap contracts	1,364	–
Net realized gain/(loss) from options contracts	19,326	68
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	37,231	576
Net Gain/(Loss) on Investments	(145,175)	(1,244)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(155,198)	$(1,135)

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

See Notes to Financial Statements.

26  Janus Alternative Funds  July 31, 2009

Statements of Changes in Net Assets

			Janus Global
	Janus Long/Short		Real
For the fiscal year or period ended July 31	Fund(1)		Estate Fund(2)
(all numbers in thousands)	2009	2008	2009	2008(3)

Operations:
Net investment income/(loss)	$(10,023)	$2,461	$109	$98
Net realized gain/(loss) from investment and foreign currency transactions	(309,725)	(66,557)	(1,888)	(14)
Net realized gain/(loss) from short sales	106,629	2,477	–	–
Net realized gain/(loss) from swap contracts	1,364	191	–	–
Net realized gain/(loss) from options contracts	19,326	2,732	68	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	37,231	(56,319)	576	(836)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(155,198)	(115,015)	(1,135)	(752)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(3,286)	(430)	(19)	–
Class C Shares	(1,577)	(159)	(10)	–
Class I Shares	(2,173)	(325)	(117)	–
Class R Shares	(2)	–	N/A	N/A
Class S Shares	(43)	(121)	(12)	–
Net realized gain from investment transactions*
Class A Shares	–	(1,039)	(1)	–
Class C Shares	–	(513)	–	–
Class I Shares	–	(718)	(2)	–
Class R Shares	–	(6)	N/A	N/A
Class S Shares	–	(342)	–	–
Net Decrease from Dividends and Distributions	(7,081)	(3,653)	(161)	–
Capital Share Transactions:
Shares sold
Class A Shares	21,134	542,332	310	539
Class C Shares	9,321	259,094	60	527
Class I Shares	44,479	328,528	7,389	6,436
Class R Shares	165	89	N/A	N/A
Class S Shares	1,867	75,184	9	500
Class T Shares	1	–	1	N/A
Redemption fees
Class A Shares	130	–	–	–
Class C Shares	119	–	–	–
Class I Shares	128	117	1	–
Class R Shares	–	–	N/A	N/A
Class S Shares	17	44	–	–
Reinvested dividends and distributions
Class A Shares	2,358	1,049	17	–
Class C Shares	846	345	11	–
Class I Shares	1,541	859	118	–
Class R Shares	2	6	N/A	N/A
Class S Shares	40	457	13	–
Shares repurchased
Class A Shares	(292,617)	(149,554)	(18)	–
Class C Shares	(110,797)	(32,344)	(27)	–
Class I Shares	(187,426)	(133,558)	(2,038)	(555)
Class R Shares	(40)	(1,291)	N/A	N/A
Class S Shares	(24,768)	(78,548)	–	–
Net Increase/(Decrease) from Capital Share Transactions	(533,500)	812,809	5,846	7,447
Net Increase/(Decrease) in Net Assets	(695,779)	694,141	4,550	6,695
Net Assets:
Beginning of period	893,822	199,681	6,695	–
End of period	$198,043	$893,822	$11,245	$6,695

Undistributed net investment income/(loss)*	$(1,211)	$6,399	$49	$98

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Alternative Funds  July 31, 2009  27

Financial Highlights

Class A Shares

For a share outstanding during	Janus Long/Short Fund(1)
each fiscal year ended July 31, 2009	2009	2008	2007

Net Asset Value, Beginning of Period	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	(2.52)	(1.11)	2.62
Total from Investment Operations	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	.01	–	–
Total Distributions	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$8.93	$11.54	$12.69
Total Return	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets(2)	4.00%(3)	3.38%(3)	3.46%(3)
Ratio of Net Expenses to Average Net Assets(2)	4.00%(3)	3.38%(3)	3.45%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(2.05)%	0.41%	1.46%
Portfolio Turnover Rate	261%	156%	94%

For a share outstanding during	Janus Global Real Estate Fund(4)
each fiscal year or period ended July 31, 2009	2009	2008(5)

Net Asset Value, Beginning of Period	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	(2.00)	(1.48)
Total from Investment Operations	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.27)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.27)	–
Net Asset Value, End of Period	$6.50	$8.65
Total Return**	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$701	$471
Average Net Assets for the Period (in thousands)	$423	$444
Ratio of Gross Expenses to Average Net Assets***(2)	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.22%	2.31%
Portfolio Turnover Rate***	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.99% and 2.99%, respectively, in 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007, without the inclusion of dividends on short positions.
(4)	Formerly known as Janus Adviser Global Real Estate Fund.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

28  Janus Alternative Funds  July 31, 2009

Class C Shares

For a share outstanding during	Janus Long/Short Fund(1)
each fiscal year ended July 31, 2009	2009	2008	2007

Net Asset Value, Beginning of Period	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	(2.31)	(1.13)	2.58
Total from Investment Operations	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	.01	–	–
Total Distributions	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$8.81	$11.40	$12.62
Total Return	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets(2)	4.85%(3)	4.18%(3)	4.20%(3)
Ratio of Net Expenses to Average Net Assets(2)	4.85%(3)	4.17%(3)	4.20%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(2.96)%	(0.37)%	0.62%
Portfolio Turnover Rate	261%	156%	94%

For a share outstanding during	Janus Global Real Estate Fund(4)
each fiscal year or period ended July 31, 2009	2009	2008(5)

Net Asset Value, Beginning of Period	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	(2.01)	(1.48)
Total from Investment Operations	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.21)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.21)	–
Net Asset Value, End of Period	$6.53	$8.61
Total Return**	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$405	$459
Average Net Assets for the Period (in thousands)	$309	$441
Ratio of Gross Expenses to Average Net Assets***(2)	1.34%(6)	2.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.34%(6)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.47%	1.56%
Portfolio Turnover Rate***	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 3.79% and 3.79%, respectively, in 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(4)	Formerly known as Janus Adviser Global Real Estate Fund.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds  July 31, 2009  29

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Long/Short Fund(1)
each fiscal year ended July 31, 2009	2009	2008	2007

Net Asset Value, Beginning of Period	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	(2.68)	(1.13)	2.65
Total from Investment Operations	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	.01	.01	–
Total Distributions and Other	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$8.97	$11.60	$12.72
Total Return	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets(2)	3.75%(3)	3.12%(3)	3.21%(3)
Ratio of Net Expenses to Average Net Assets(2)	3.75%(3)	3.12%(3)	3.21%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.81)%	0.72%	1.67%
Portfolio Turnover Rate	261%	156%	94%

For a share outstanding during	Janus Global Real Estate Fund(4)
each fiscal year or period ended July 31, 2009	2009	2008(5)

Net Asset Value, Beginning of Period	$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	(2.04)	(1.47)
Total from Investment Operations	(1.87)	(1.34)
Less Distributions:
Dividends (from net investment income)*	(.27)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.27)	–
Net Asset Value, End of Period	$6.52	$8.66
Total Return**	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.98%	2.48%
Portfolio Turnover Rate***	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.72% and 2.72%, respectively, in 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(4)	Formerly known as Janus Adviser Global Real Estate Fund.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

30  Janus Alternative Funds  July 31, 2009

Class R Shares

For a share outstanding during	Janus Long/Short Fund(1)
each fiscal year ended July 31, 2009	2009	2008	2007

Net Asset Value, Beginning of Period	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	(1.82)	(2.48)	2.59
Total from Investment Operations	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–	(.04)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	.01	–	–
Total Distributions	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$8.40	$10.89	$12.65
Total Return	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets(2)	4.93%(3)	4.89%(3)	3.67%(3)
Ratio of Net Expenses to Average Net Assets(2)	4.93%(3)	4.89%(3)	3.67%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(3.22)%	(0.47)%	0.36%
Portfolio Turnover Rate	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 3.81% and 3.81%, respectively, in 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Alternative Funds  July 31, 2009  31

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Long/Short Fund(1)
each fiscal year ended July 31, 2009	2009	2008	2007

Net Asset Value, Beginning of Period	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(3.46)	(1.26)	2.65
Total from Investment Operations	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	(.06)	–
Redemption fees	.01	.01	–
Total Distributions and Other	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$9.04	$11.52	$12.69
Total Return	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets(2)	4.18%(3)	3.66%(3)	3.99%(3)
Ratio of Net Expenses to Average Net Assets(2)	4.18%(3)	3.66%(3)	3.98%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(2.20)%	0.30%	1.67%
Portfolio Turnover Rate	261%	156%	94%

For a share outstanding during	Janus Global Real Estate Fund(4)
each fiscal year or period ended July 31, 2009	2009	2008(5)

Net Asset Value, Beginning of Period	$8.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	(2.02)	(1.49)
Total from Investment Operations	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.25)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.25)	–
Net Asset Value, End of Period	$6.51	$8.63
Total Return**	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$354	$434
Average Net Assets for the Period (in thousands)	$299	$437
Ratio of Gross Expenses to Average Net Assets***(2)	1.29%(6)	1.75%
Ratio of Net Expenses to Average Net Assets***(2)	1.29%(6)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.51%	2.08%
Portfolio Turnover Rate***	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 3.16% and 3.16%, respectively, in 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007, without the inclusion of dividends on short positions.
(4)	Formerly known as Janus Adviser Global Real Estate Fund.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.76% and 1.76%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

32  Janus Alternative Funds  July 31, 2009

Class T Shares

For a share outstanding during	Janus Long/Short Fund
the fiscal period ended July 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$8.88
Income from Investment Operations:
Net investment income/(loss)	.17
Net gain/(loss) on investments (both realized and unrealized)	(.07)
Total from Investment Operations	.10
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–
Total Distributions and Other	–
Net Asset Value, End of Period	$8.98
Total Return**	1.13%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	2.04%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.71)%
Portfolio Turnover Rate***	261%

For a share outstanding during	Janus Global Real Estate Fund
the fiscal period ended July 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$5.80
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments (both realized and unrealized)	.71
Total from Investment Operations	.71
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$6.51
Total Return**	12.24%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.54%
Ratio of Net Expenses to Average Net Assets***(2)	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%
Portfolio Turnover Rate***	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Funds  July 31, 2009  33

Notes to Schedules of Investments (unaudited)

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The FTSE EPRA/NAREIT Developed Index was formerly named FTSE EPRA/NAREIT Global Real Estate Index.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
***	All or a portion of liquid common stock and corporate bond positions have been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swaps and/or securities with extended settlement dates.

°° ∞  Schedule of Fair Valued Securities (as of July 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Long/Short Fund(1)
Trinity, Ltd – Private Placement	$126,557	0.1%

(1)	Formerly known as Janus Adviser Long/Short Fund.

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model. Securities are restricted as to resale and may not have a readily available market. Not included in amount listed for segregation requirements.

34  Janus Alternative Funds  July 31, 2009

§ Schedule of Restricted and Illiquid Securities (as of July 31, 2009)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Long/Short Fund(1)
Trinity, Ltd.-Private Placement °°	11/14/07	$298,978	$126,557	0.1%

(1)	Formerly known as Janus Adviser Long/Short Fund.

The Fund has registration rights for certain restricted securities held as of July 31, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Long/Short Fund(1)
Common Stock
Commercial Banks	$–	$9,842,553	$–
Medical – Drugs	–	5,088,980	–
Paper and Related Products	–	980,628	–
Power Converters and Power Supply Equipment	3,085,295	2,102,764	–
Textile-Apparel	–	–	126,557
All other	185,529,488	–	–

Corporate Bonds
REIT – Diversified	–	2,054,700	–
REIT – Warehouse/Industrial	–	2,554,460	–

Total Investments in Securities	$188,614,783	$22,624,085	$126,557
Investments in Securities Sold Short:
Janus Long/Short Fund(1)
Common Stock	(149,752,584)	–	–
Commercial Banks	(5,970,755)	(2,070,858)	–

Total Investments in Securities Sold Short	$(155,723,339)	$(2,070,858)	$–
Investments in Purchased Options:
Janus Long/Short Fund(1)	1,907,125	958,142	–
Other Financial Instruments(a):
Janus Long/Short Fund(1)	(273,424)	(871,667)	–

Investments in Securities:
Janus Global Real Estate Fund(2)
Common Stock
All other	$9,421,074	$–	$–

Corporate Bonds
REIT – Diversified	–	31,500	–
REIT – Warehouse/Industrial	–	42,125	–

Money Market	–	800,298	–

Total Investments in Securities	$9,421,074	$873,923	$–
Other Financial Instruments(a):
Janus Global Real Estate Fund(2)	(17,225)

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.
(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date,which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Alternative Funds  July 31, 2009  35

Notes to Schedules of Investments (unaudited) (continued)

Level 3 Valuation Reconciliation of Assets (as of the fiscal year ended July 31, 2009)

Change in
				Unrealized	Net	Transfers In
	Balance as of	Accrued Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	July 31, 2008	Premiums	Gain/(Loss)	Depreciation(a)	(Sales)	Level 3	July 31, 2009

Investments in Securities:
Janus Long/Short Fund(1)	$295,566	$–	$–	$(169,009)	$–	$–	$126,557

(1)	Formerly known as Janus Adviser Long/Short Fund.
(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swaps and/or securities with extended settlement dates as of July 31, 2009 is noted below.

Fund	Aggregate Value

Alternative
Janus Long/Short Fund(1)	$185,283,666
Janus Global Real Estate Fund(2)	1,374,685

(1)	Formerly known as Janus Adviser Long/Short Fund.

(2)	Formerly known as Janus Adviser Global Real Estate Fund.

36  Janus Alternative Funds  July 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series funds (each a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor funds.

Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund) and Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real Estate Fund) (individually a “Fund” and collectively the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as non-diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The shares classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a

Janus Alternative Funds  July 31, 2009  37

Notes to Financial Statements (continued)

natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Restricted Cash
As of July 31, 2009, Janus Global Real Estate Fund and Janus Long/Short Fund had restricted cash in the amounts of $904,888 and $2,720,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by Janus Global Real Estate Fund and swap agreements invested in by Janus Long/Short Fund at July 31, 2009. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

38  Janus Alternative Funds  July 31, 2009

The predecessor funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

FIN 48 requires management of the predecessor funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Funds adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for

Janus Alternative Funds  July 31, 2009  39

Notes to Financial Statements (continued)

speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as

40  Janus Alternative Funds  July 31, 2009

realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended July 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Alternative
Janus Long/Short Fund(1)	$(61,063,258)
Janus Global Real Estate Fund(2)	68,165

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and

Janus Alternative Funds  July 31, 2009  41

Notes to Financial Statements (continued)

the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Long/Short Fund(1)
Options outstanding at July 31, 2008	38,735	$5,343,288
Options written	123,177	27,031,464
Options closed	(60,245)	(18,034,680)
Options expired	(87,799)	(12,355,138)
Options exercised	(12,889)	(1,752,977)

Options outstanding at July 31, 2009	979	$231,957

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Long/Short Fund(1)
Options outstanding at July 31, 2008	25,948	$5,586,581
Options written	141,161	36,929,374
Options closed	(101,192)	(30,719,992)
Options expired	(41,306)	(5,410,146)
Options exercised	(16,157)	(2,932,923)

Options outstanding at July 31, 2009	8,454	$3,452,894

(1)	Formerly known as Janus Adviser Long/Short Fund.

	Number of	Premiums
Call Options	Contracts	Received

Alternative
Janus Global Real Estate Fund(2)
Options outstanding at July 31, 2008	–	$–
Options written	157	13,285
Options closed	(45)	(3,910)
Options expired	(42)	(3,155)
Options exercised	–	–

Options outstanding at July 31, 2009	70	$6,220

	Number of	Premiums
Put Options	Contracts	Received

Alternative
Janus Global Real Estate Fund(2)
Options outstanding at July 31, 2008	–	$–
Options written	1,262	143,372
Options closed	–	–
Options expired	(658)	(63,000)
Options exercised	(359)	(58,078)

Options outstanding at July 31, 2009	245	$22,294

(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing its their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit

42  Janus Alternative Funds  July 31, 2009

derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of July 31, 2009

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
Derivatives not accounted for as hedging instruments under Statement 133	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Long/Short Fund(1)
Equity Contracts
Swaps	Unrealized appreciation on swap contracts	–	Unrealized depreciation on swap contracts	393,982
Options	Unaffiliated investments at value	2,865,267	Options written, at value	751,109

Total		$2,865,267		$1,145,091

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
Derivatives not accounted for as hedging instruments under Statement 133	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Global Real Estate Fund(2)
Equity Contracts
Options	Unaffiliated investments at value	–	Options written, at value	17,225

Total		$–		$17,225

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended July 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund(1)
Equity Contracts	$–	$(1,363,727)	$19,326,267	$–	$17,962,540

Foreign Exchange Contracts	–	–	–	5,811,573	5,811,573

Total	$–	$(1,363,727)	$19,326,267	$5,811,573	$23,774,113

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Janus Long/Short Fund(1)

Equity Contracts	$–	$(152,911)	$7,976,109	$–	$7,823,198

Total	$–	$(152,911)	$7,976,109	$–	$7,823,198

Janus Alternative Funds  July 31, 2009  43

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund(2)
Equity Contracts	$–	$–	$68,165	$–	$68,165

Total	$–	$–	$68,165	$–	$68,165

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Janus Global Real Estate Fund(2)

Equity Contracts	$–	$–	$11,289	$–	$11,289

Total	$–	$–	$11,289	$–	$11,289

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Janus Long/Short Fund may invest no more than 5% of the Fund’s net assets in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Borrowing
Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

44  Janus Alternative Funds  July 31, 2009

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund(“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in

Janus Alternative Funds  July 31, 2009  45

Notes to Financial Statements (continued)

the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage Dollar Rolls
Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most

46  Janus Alternative Funds  July 31, 2009

recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects Janus Long/Short Fund’s contractual fixed rate investment advisory fee rate and Janus Global Real Estate Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Janus Alternative Funds  July 31, 2009  47

Notes to Financial Statements (continued)

		Contractual Investment
	Average Daily Net	Advisory Fee/Base Fee(%)
Fund	Assets of Fund	(annual rate)

Alternative
Janus Long/Short Fund(1)	All Asset Levels	1.25%
Janus Global Real Estate Fund(2)	N/A	0.75%

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Alternative
Janus Global Real Estate Fund(1)	FTSE EPRA/NAREIT Developed Index(2)

(1)	Formerly known as Janus Adviser Global Real Estate Fund.
(2)	Formerly known as FTSE EPRA/NAREIT Global Real Estate Index.

Only the base fee rate applied until December 2008 for the predecessor fund at which time the calculation of the performance adjustment applied as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

48  Janus Alternative Funds  July 31, 2009

During the fiscal year ended July 31, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Alternative
Janus Global Real Estate Fund(1)	$4,454

(1)	Formerly known as Janus Adviser Global Real Estate Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Janus Long/Short Fund and Class S Shares of the Funds for providing or procuring administrative services to investors in Class R Shares of Janus Long/Short Fund and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Funds pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	Expense Limit (%)	Previous
	(July 6, 2009 to	Expense Limit (%)
Fund	July 31, 2009)	(until July 6, 2009)

Alternative
Janus Long/Short Fund(1)	1.75	1.74
Janus Global Real Estate Fund(2)	1.25	1.25

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire August 1, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2009, the recoupment of expenses for Janus Long/Short Fund by Janus Capital was $313 for Class R Shares. As of July 31, 2009, the recoupment that may still be potentially made to Janus Capital is $54,071.

Janus Alternative Funds  July 31, 2009  49

Notes to Financial Statements (continued)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2009.

For the fiscal year ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the fiscal year ended July 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. during the fiscal year ended July 31, 2009, redeeming shareholders of Class A Shares paid the following deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Alternative
Janus Long/Short Fund(1)	$22,048

(1)	Formerly known as Janus Adviser Long/Short Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Alternative
Janus Long/Short Fund(1)	$7,842

(1)	Formerly known as Janus Adviser Long/Short Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Alternative
Janus Long/Short Fund(1)	$47,216

(1)	Formerly known as Janus Adviser Long/Short Fund.

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus Long/Short Fund and Class I Shares, Class S Shares, and Class T Shares of Janus Global Real Estate Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2009 are indicated in the table below:

Fund	Redemption Fee

Alternative
Janus Long/Short Fund(1)	$394,303
Janus Global Real Estate Fund(2)	624

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or

50  Janus Alternative Funds  July 31, 2009

offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable).The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended July 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund(1)	$9,320,686	$(8,520,388)	$1,054	$800,298
Janus Institutional Cash Management Fund – Institutional Shares
Janus Global Real Estate Fund(1)	155,420	(732,826)	3,686	–
Janus Institutional Money Market Fund – Institutional Shares
Janus Global Real Estate Fund(1)	765,257	(879,745)	1,652	–

(1)	Formerly known as Janus Adviser Global Real Estate Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

Alternative
Janus Long/Short Fund - Class A Shares(1)	$10	$–	–	$(10)	6/15/2009	$–
Janus Long/Short Fund - Class C Shares(1)	10	–	–	(10)	6/15/2009	–
Janus Long/Short Fund - Class I Shares(1)	10	–	–	(10)	6/12/2009	–
Janus Long/Short Fund - Class R Shares(1)	11	–	–	(11)	6/12/2009	–
Janus Long/Short Fund - Class S Shares(1)	10	–	–	(10)	6/12/2009	–
Janus Long/Short Fund - Class T Shares	–	1,000	7/2/2009	–	–	1,000
Janus Global Real Estate Fund - Class A Shares(2)	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class C Shares(2)	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class I Shares(2)	11	–	–	(11)	6/12/2009	–
Janus Global Real Estate Fund - Class S Shares(2)	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class T Shares	–	1,000	7/2/2009	–	–	1,000

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Janus Alternative Funds  July 31, 2009  51

Notes to Financial Statements (continued)

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2008 through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Alternative
Janus Long/Short Fund(1)	$–	$–	$(64,411,204)	$(175,460,674)	$(15,075,389)	$(7,375,707)
Janus Global Real Estate Fund(2)	126,577	–	(4,189)	(1,348,226)	11,270	(833,291)

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

			Accumulated
Fund	7/31/2016	7/31/2017	Capital Losses

Alternative
Janus Long/Short Fund(1)	$(4,142,011)	$(60,269,193)	$(64,411,204)
Janus Global Real Estate Fund(2)	–	(4,189)	(4,189)

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Alternative
Janus Long/Short Fund(1)	$220,727,793	$31,447,029	$(37,944,132)
Janus Global Real Estate Fund(2)	11,128,288	695,497	(1,528,788)

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Information on the tax components of securities sold short as of July 31, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Fund	Securities Sold Short	Appreciation	(Depreciation)

Alternative
Janus Long/Short Fund(1)	$(141,492,991)	$(29,045,013)	$12,743,807

(1)	Formerly known as Janus Adviser Long/Short Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments

52  Janus Alternative Funds  July 31, 2009

for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Long/Short Fund(1)	$7,080,543	$–	$–	$(8,755,558)
Janus Global Real Estate Fund(2)	161,179	–	–	–

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

For the fiscal year ended July 31, 2008

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Long/Short Fund(1)	$3,165,958	$486,411	$–	$–
Janus Global Real Estate Fund(2)	–	–	–	–

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Alternative
	Janus	Janus
Fund	Long/Short Fund(1)	Global Real Estate Fund(2)

Class A Shares
2009	4.00%	6.21%
2008	3.38%(3)	6.64%(4)
2007	3.46%	N/A

Class C Shares
2009	4.85%	6.85%
2008	4.18%(3)	7.37%(4)
2007	4.60%	N/A

Class I Shares
2009	3.75%	5.68%
2008	3.12%(3)	6.21%(4)
2007	3.26%	N/A

Class R Shares
2009	4.72%(3)	N/A
2008	4.89%(3)	N/A
2007	7.95%	N/A

Class S Shares
2009	4.18%	6.34%
2008	3.66%(3)	6.81%(4)
2007	4.42%	N/A

Class T Shares
2009(5)	2.71%	6.78%

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.
(3)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in 2009, and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares, and 3.61% for Class S Shares in 2008.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Alternative Funds  July 31, 2009  53

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus		Janus
	Long/Short		Global Real
	Fund(1)		Estate Fund(2)
For the fiscal year or period ended July 31 (all numbers in thousands)	2009	2008	2009	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	2,098	42,250	54	54
Reinvested dividends and distributions	257	82	3	–
Shares repurchased	(30,070)	(12,245)	(3)	–
Net Increase/(Decrease) in Fund Shares	(27,715)	30,087	54	54
Shares Outstanding, Beginning of Period	35,437	5,350	54	–
Shares Outstanding, End of Period	7,722	35,437	108	54
Transactions in Fund Shares – Class C Shares:
Shares sold	989	20,312	10	53
Reinvested dividends and distributions	93	27	2	–
Shares repurchased	(11,849)	(2,690)	(3)	–
Net Increase/(Decrease) in Fund Shares	(10,767)	17,649	9	53
Shares Outstanding, Beginning of Period	19,784	2,135	53	–
Shares Outstanding, End of Period	9,017	19,784	62	53
Transactions in Fund Shares – Class I Shares:
Shares sold	4,605	25,512	1,278	675
Reinvested dividends and distributions	168	67	22	–
Shares repurchased	(19,268)	(10,931)	(415)	(59)
Net Increase/(Decrease) in Fund Shares	(14,495)	14,648	885	616
Shares Outstanding, Beginning of Period	19,602	4,954	616	–
Shares Outstanding, End of Period	5,107	19,602	1,501	616
Transactions in Fund Shares – Class R Shares:
Shares sold	17	7	N/A	N/A
Reinvested dividends and distributions	–	1	N/A	N/A
Shares repurchased	(4)	(101)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	13	(93)	N/A	N/A
Shares Outstanding, Beginning of Period	8	101	N/A	N/A
Shares Outstanding, End of Period	21	8	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	192	5,840	2	50
Reinvested dividends and distributions	4	36	2	–
Shares repurchased	(2,539)	(6,325)	–	–
Net Increase/(Decrease) in Fund Shares	(2,343)	(449)	4	50
Shares Outstanding, Beginning of Period	2,750	3,199	50	–
Shares Outstanding, End of Period	407	2,750	54	50
Transactions in Fund Shares – Class T Shares:(4)
Shares sold	147*	N/A	170*	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	147*	N/A	170*	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	147*	N/A	170*	N/A

*	Shares outstanding not in thousands.

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.
(3)	Period from November 28, 2007 (inception date) through January 31, 2008.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

54  Janus Alternative Funds  July 31, 2009

8.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Alternative
Janus Long/Short Fund(1)	$808,311,069	$1,112,684,602	$–	$–
Janus Global Real Estate Fund(2)	8,793,368	3,788,764	–	–

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal

Janus Alternative Funds  July 31, 2009  55

Notes to Financial Statements (continued)

and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Funds will change their fiscal year from July 31 to September 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

56  Janus Alternative Funds  July 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Long/Short Fund and Janus Global Real Estate Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at July 31, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

Janus Alternative Funds  July 31, 2009  57

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

58  Janus Alternative Funds  July 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Alternative Funds  July 31, 2009  59

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

60  Janus Alternative Funds  July 31, 2009

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Alternative Funds  July 31, 2009  61

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended July 31, 2009:

Dividends Received Deduction Percentage

Fund

Alternative
Janus Long/Short Fund(1)	0%
Janus Global Real Estate Fund(2)	3%

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

Qualified Dividend Income

Fund

Alternative
Janus Long/Short Fund(1)	0%
Janus Global Real Estate Fund(2)	15%

(1)	Formerly known as Janus Adviser Long/Short Fund.
(2)	Formerly known as Janus Adviser Global Real Estate Fund.

62  Janus Alternative Funds  July 31, 2009

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Alternative Funds  July 31, 2009  63

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

64  Janus Alternative Funds  July 31, 2009

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Principal at THK Associates, Inc. (market economics and land planning firm) (1990-2005).

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus Long/Short Fund	8/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Alternative Funds  July 31, 2009  65

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-100 07-09

2009 Annual Report
Janus Asset Allocation Funds

Janus Modular Portfolio Construction® Fund
(formerly known as Janus Adviser Modular Portfolio Construction® Fund)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Useful Information About Your Fund Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Explanations of Charts, Tables and Financial Statements	40
Designation Requirements	43
Trustees and Officers	44

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was July 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees (applicable to Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares, and Class T Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2009 to July 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees (applicable to Class S Shares), administrative fees (applicable to Class T Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Funds  July 31, 2009  1

Janus Modular Portfolio Construction® Fund (unaudited)

Fund Snapshot
This fund invests in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital’s Modular Portfolio Construction® process to allocate assets across the following three asset categories: CORE, ALPHA, and ALTERNATIVE.

Dan Scherman
portfolio manager

Performance Overview

Janus Modular Portfolio Construction® (MPC) Fund’s Class I shares returned -11.18% from the since inception date on September 3, 2008 to the period ended July 31, 2009. This compares to a return of -17.14% for the Russell 3000® Index, the Fund’s primary benchmark, and a return of -12.27% for its secondary benchmark, the MPC Allocation Composite Index, an internally calculated, hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSM (25%).

Market Review

Equity markets began the period on a volatile note, selling off significantly in September and October, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs the economy and global financial system could be stabilizing, markets rebounded strongly to finish the period on an upbeat note. Despite this move, most broad domestic equity indices turned in negative results for the period. In general, the financials sector was the worst performing followed by industrials, while the consumer staples and consumer discretionary sectors were the best relative performers, although they finished the period lower as well. Most commodities finished the period significantly lower, led by natural gas and crude oil. Large-cap indices modestly outperformed small caps, while growth-style indices significantly outperformed value during the period.

In the fixed income market, risk aversion dominated during the height of the crisis. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best performing group during the second half of the period. However, the rally in high-yield corporate bonds was not enough to entirely overcome its earlier underperformance as this segment finished the period well behind aggregate bond indices. U.S. agency fixed-rate mortgage-backed securities (MBS) were the best performing segment. Residential MBS benefited from the U.S. Government’s decision to place agency mortgage lenders in conservatorship early in the period as well as a decision in March by the Fed to purchase MBS, as well as Treasuries and agency debt. Commercial MBS, however, posted slightly negative returns and was the worst performing fixed income segment, as these securities sold off significantly during the height of the crisis, before rallying somewhat during the second half.

Investment Process

The Fund is dynamically rebalanced quarterly between three categories or sleeves (CORE, ALPHA and ALTS or Alternatives) and within categories (individual funds or investments). We combine an optimization process with qualitative reviews to make these decisions. Our Asset Allocation Committee approves the quantitative and qualitative parameters for each quarter and reviews classifications, allocations and rebalancing within the Fund.

Portfolio Review

We outperformed the all-equity Russell 3000® Index due largely to a significant exposure to fixed income, as most fixed income indices posted gains while equity indices were significantly lower. Our average fixed income exposure of approximately 34% was also higher than our secondary benchmark’s weighting (25%), which helped the Fund’s outperformance relative to it as well.

The different components of the Fund performed much as we would expect given the market environment. For example, the CORE sleeve outperformed the secondary benchmark during the difficult fourth quarter of 2008 and first quarter of 2009. By the second quarter of 2009, the market began rebounding, when our ALPHA sleeve strongly outperformed the primary benchmark. The results were consistent with the Fund’s design in that we would expect lower-volatility equities and fixed income (CORE) to outperform during difficult markets and higher-volatility equities (ALHPA) to outperform in rising

2  Janus Asset Allocation Funds  July 31, 2009

(unaudited)

markets. Meanwhile, the ALTS sleeve provided diversification for the other two sleeves.

During the period, the Fund was rebalanced more conservatively (increased CORE, reduced ALPHA) during the fourth quarter of 2008 and the first quarter of 2009. During the second quarter of 2009, our Asset Allocation Committee decided to implement only half of the model-recommended increase to CORE; this proved to be the correct decision (and highlights the value of a “qualitative” overlay, in our opinion), as higher-volatility equities led the market higher. During the latter part of the period, the Fund was re-adjusted to the market environment by becoming more aggressive (increased ALPHA, decreased CORE), which we believe is consistent with how a rebalancing model is designed to work.

During the period, our CORE sleeve’s average weighting in the Fund ranged from 59% to 70% and ended the period at 63%. The ALPHA sleeve’s average weighting ranged from 18% to 25.6%, where it stood at period end. Meanwhile, the ALTS sleeve’s exposure remained relatively steady, between 7% and 8%. Cash ranged from 2.6% to 9.1%.

Among changes to investments during the period, we added Janus Fund and Perkins Mid Cap Value Fund to the CORE sleeve. We also added the WisdomTree Dreyfus Japanese Yen Fund, an exchange-traded fund (ETF), to the ALTS sleeve as our only explicit currency position. Our research indicated the currency fund would help improve the sleeve’s overall diversification by having a lower correlation to our other investments.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Performance

Individual investments that contributed to performance included Janus Flexible Bond Fund, which generated a return of 11.0% and represented the Fund’s largest exposure at an average weighting of 32.6%. Janus International Equity Fund was the second largest contributor, while the Perkins Mid Cap Value Fund was the third largest contributor. All three Funds are in the CORE sleeve.

Detractors from Performance

Our largest individual detractor was our commodities investment, the iShares S&P GSCI ETF, which declined 47.10% during the period and represented an average weighting of 3.64%. This commodity ETF is in our ALTS sleeve. Other detractors included Janus Triton Fund from the CORE sleeve and Janus Contrarian Fund in the ALPHA sleeve.

Outlook

The strong and broad rebound in global equity markets that started in March took many investors by surprise. In a number of markets, low quality names performed as strong, if not stronger, than some higher quality companies. We are not convinced that this can continue, particularly if the global economy sputters along.

U.S. Government intervention and U.S. Federal Reserve actions aimed at healing the financial system have worked, though the financial system still has more healing to do in our view. Meanwhile, the economy has stabilized and we think the worst-case scenario has been taken off the table. While the timing of an economic recovery remains uncertain in our opinion, we believe quality is going to matter and that there are attractive opportunities. We continue to favor companies that offer attractive risk/reward profiles in our view. We believe that the Janus research process, which combines the views of our fixed income and equity analyst teams, will help lead us to these opportunities.

Within the Fund, we will continue to invest with a long-term view through our MPC® process that we believe will generate strong risk-adjusted returns for our clients over time.

Thank you for investing in Janus Modular Portfolio Construction® Fund.

Janus Asset Allocation Funds  July 31, 2009  3

Janus Modular Portfolio Construction® Fund (unaudited)

Janus Modular Portfolio Construction® Fund
(% of Net Assets)

Core
INTECH Risk-Managed Growth Fund – Class I Shares	2.4%
INTECH Risk-Managed International Fund – Class I Shares	2.5%
INTECH Risk-Managed Value Fund – Class I Shares	2.5%
Janus Flexible Bond Fund – Class I Shares	28.9%
Janus Fund – Class I Shares	0.4%
Janus High-Yield Fund – Class I Shares	2.1%
Janus International Equity Fund – Class I Shares	5.1%
Janus Research Core Fund – Class I Shares	3.5%
Janus Research Fund – Class I Shares	2.0%
Janus Triton Fund – Class I Shares	3.5%
Perkins Mid Cap Value Fund – Class I Shares	2.4%
Alpha
Janus Contrarian Fund – Class I Shares	3.8%
Janus Forty Fund – Class I Shares	8.1%
Janus Global Life Sciences Fund – Class I Shares	4.3%
Janus Orion Fund – Class I Shares	8.2%
Janus Overseas Fund – Class I Shares	8.3%
Alternative
Janus Global Real Estate Fund – Class I Shares	1.0%

Janus Modular Portfolio Construction® Fund At A Glance

Asset Allocation – (% of Net Assets)
As of July 31, 2009

4  Janus Asset Allocation Funds  July 31, 2009

(unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2009		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Modular Portfolio Construction® Fund – Class A Shares

NAV	–11.48%	1.42%	1.40%(a)

MOP	–16.57%

Janus Modular Portfolio Construction® Fund – Class C Shares

NAV	–11.68%	2.17%	2.15%(a)

CDSC	–12.55%

Janus Modular Portfolio Construction® Fund – Class I Shares	–11.18%	1.17%	1.15%(b)

Janus Modular Portfolio Construction® Fund – Class S Shares	–11.58%	1.56%	1.56%(c)

Janus Modular Portfolio Construction® Fund – Class T Shares	–11.18%	1.31%	1.31%(d)

Russell 3000® Index	–17.14%

MPC Allocation Composite Index	–12.27%

Visit janus.com/advisor to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Asset Allocation Funds  July 31, 2009  5

Janus Modular Portfolio Construction® Fund (unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(d) Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. It is important for you to know that a decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Significant declines in the Fund’s net assets will increase the Fund’s total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to Janus Modular Portfolio Construction® Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of Janus Modular Portfolio Construction® Fund depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Modular Portfolio Construction® Fund (the “JAD predecessor fund”) into Class A Shares of Janus Modular Portfolio Construction® Fund. Performance shown for Class A Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class A Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of Janus Modular Portfolio Construction® Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Modular Portfolio Construction® Fund. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Modular Portfolio Construction® Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Modular Portfolio Construction® Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper does not rate (rank) this Fund as it is less than one year old.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The JAD predecessor fund’s inception date – September 3, 2008

#	The performance overview graph compares the performance of Class I Shares with one or more widely used market indices. In previous annual and semiannual reports, the performance of Class S Shares was used for this comparison. Class I Shares is shown since it is the predecessor share class that was used to calculate the historical performance of Class T Shares and any future classes for the Fund.

6  Janus Asset Allocation Funds  July 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,208.30	$3.45

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,210.50	$3.07*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,210.70	$2.47

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/09)	(7/31/09)	(2/1/09-7/31/09)†

Actual	$1,000.00	$1,208.60	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/6/09)	(7/31/09)	(7/6/09-7/31/09)**

Actual	$1,000.00	$1,064.20	$0.33

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26

†	Expenses are equal to the annualized expense ratio of 0.63% for Class A Shares, 0.56% for Class C Shares, 0.45% for Class I Shares and 0.78% for Class S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class C Shares. Without these waivers, the expenses paid during the period would have been $7.95 for Class C Shares.
**	Actual expenses paid reflect only the inception period for Class T Shares (July 6, 2009 to July 31, 2009). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.45% for Class T Shares multiplied by the average account value over the period, multiplied by 26/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds  July 31, 2009  7

Janus Modular Portfolio Construction® Fund

Schedule of Investments

As of July 31, 2009

Shares or Principal Amount		Value

Exchange Traded Funds – 7.9%
Commodity – 5.0%
7,095	iShares S&P GSCI Commodity – Indexed Trust (ETF)*,**	$214,766
Currency – 2.9%
4,400	WisdomTree Dreyfus Japanese Yen Fund (ETF)	122,144

Total Exchange Traded Funds (cost $341,397)		336,910

Mutual Funds(1) – 89.0%
Equity Funds – 58.0%
10,370	INTECH Risk-Managed Growth Fund – Class I Shares	100,794
16,492	INTECH Risk-Managed International Fund – Class I Shares	108,019
14,422	INTECH Risk-Managed Value Fund – Class I Shares	106,290
14,190	Janus Contrarian Fund – Class I Shares	163,042
11,814	Janus Forty Fund – Class I Shares	346,621
735	Janus Fund – Class I Shares	16,906
9,389	Janus Global Life Sciences Fund – Class I Shares	183,281
6,617	Janus Global Real Estate Fund – Class I Shares	43,146
23,993	Janus International Equity Fund – Class I Shares	218,577
41,570	Janus Orion Fund – Class I Shares	347,944
9,419	Janus Overseas Fund – Class I Shares	351,991
8,729	Janus Research Core Fund – Class I Shares	148,914
3,946	Janus Research Fund – Class I Shares	84,280
13,332	Janus Triton Fund – Class I Shares	148,117
5,772	Perkins Mid Cap Value Fund – Class I Shares	101,935
		2,469,857
Fixed-Income Funds – 31.0%
121,316	Janus Flexible Bond Fund – Class I Shares	1,233,779
11,288	Janus High-Yield Fund – Class I Shares	89,741
		1,323,520

Total Mutual Funds (cost $3,425,610)		3,793,377

Money Market – 5.6%
237,190	Janus Cash Liquidity Fund LLC, 0% (cost $237,190)	237,190

Total Investments (total cost $4,004,197) – 102.5%		4,367,477

Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(104,629)

Net Assets – 100%		$4,262,848

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

Total Return Swaps outstanding at July 31, 2009

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Appreciation

Goldman Sachs	$48,300	Positive One Year Return on Goldman Sachs Absolute Return Tracker Index	Negative One Year Return on Goldman Sachs Absolute Return Tracker Index	9/4/2009	$268

					$268

See Notes to Schedule of Investments and Financial Statements.

8  Janus Asset Allocation Funds  July 31, 2009

Statement of Assets and Liabilities

Janus Modular
As of July 31, 2009	Portfolio
(all numbers in thousands except net asset value per share)	Construction® Fund(1)

Assets:
Investments at cost	$4,004
Investments at value	$337
Affiliated investments at value	4,030
Cash	7
Receivables:
Fund shares sold	9
Dividends	6
Unrealized appreciation on swap agreements	–
Non-interested Trustees’ deferred compensation	–
Due from adviser	19
Other assets	49
Total Assets	4,457
Liabilities:
Payables:
Investments purchased	169
Advisory fees	–
Audit fees	14
Transfer agent fees and expenses	4
Administrative services fees – Class S Shares	–
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	1
Distribution fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	6
Total Liabilities	194
Net Assets	$4,263
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,015
Undistributed net investment income/(loss)*	42
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(158)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	364
Total Net Assets	$4,263
Net Assets – Class A Shares	$1,734
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	198
Net Asset Value Per Share(2)	$8.76
Maximum Offering Price Per Share(3)	$9.29
Net Assets – Class C Shares	$1,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147
Net Asset Value Per Share(2)	$8.74
Net Assets – Class I Shares	$782
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89
Net Asset Value Per Share	$8.79
Net Assets – Class S Shares	$458
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52
Net Asset Value Per Share	$8.75
Net Assets – Class T Shares	$1
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122**
Net Asset Value Per Share	$8.78

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Asset Allocation Funds  July 31, 2009  9

Statement of Operations

Janus Modular
For the period ended July 31, 2009	Portfolio
(all numbers in thousands)	Construction® Fund(1)(2)

Investment Income:
Interest	$–
Dividends	29
Dividends from affiliates	36
Total Investment Income	65
Expenses:
Advisory fees	1
Transfer agent expenses	9
Registration fees	96
Custodian fees	4
Audit fees	28
Non-interested Trustees’ fees and expenses	–
Printing expenses	41
System fees	25
Distribution fees – Class A Shares	1
Distribution fees – Class C Shares	6
Distribution fees – Class S Shares	1
Administrative services fees – Class S Shares	1
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Other expenses	17
Total Expenses	230
Expense and Fee Offset	–
Net Expenses	230
Less: Excess Expense Reimbursement	(221)
Net Expenses after Expense Reimbursement	9
Net Investment Income/(Loss)	56

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(159)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation	364
Net Gain/(Loss) on Investments	205
Net Increase/(Decrease) in Net Assets Resulting from Operations	$261

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

10  Janus Asset Allocation Funds  July 31, 2009

Statement of Changes in Net Assets

Janus
Modular Portfolio
For the period ended July 31, 2009	Construction® Fund(1)
(all numbers in thousands)	2009(2)

Operations:
Net investment income/(loss)	$56
Net realized gain/(loss) from investment and foreign currency transactions	(159)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	364
Net Increase/(Decrease) in Net Assets Resulting from Operations	261
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(3)
Class C Shares	(6)
Class I Shares	(3)
Class S Shares	(2)
Net Decrease from Dividends and Distributions	(14)
Capital Share Transactions:
Shares sold
Class A Shares	1,670
Class C Shares	1,190
Class I Shares	740
Class S Shares	494
Class T Shares	1
Reinvested dividends and distributions
Class A Shares	3
Class C Shares	6
Class I Shares	3
Class S Shares	2
Shares repurchased
Class A Shares	(28)
Class C Shares	(22)
Class I Shares	(3)
Class S Shares	(40)
Net Increase/(Decrease) from Capital Share Transactions	4,016
Net Increase/(Decrease) in Net Assets	4,263
Net Assets:
Beginning of period	–
End of period	$4,263

Undistributed net investment income/(loss)*	$42

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Asset Allocation Funds  July 31, 2009  11

Financial Highlights

Class A Shares

For a share outstanding during	Janus Modular Portfolio Construction® Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15
Net gain/(loss) on investments (both realized and unrealized)	(1.31)
Total from Investment Operations	(1.16)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$8.76
Total Return**	(11.38)%
Net Assets, End of Period (in thousands)	$1,734
Average Net Assets for the Period (in thousands)	$488
Ratio of Gross Expenses to Average Net Assets***(3)	0.62%
Ratio of Net Expenses to Average Net Assets***(3)	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.35%
Portfolio Turnover Rate***	78%

Class C Shares

For a share outstanding during	Janus Modular Portfolio Construction® Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.37)
Total from Investment Operations	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$8.74
Total Return**	(11.58)%
Net Assets, End of Period (in thousands)	$1,288
Average Net Assets for the Period (in thousands)	$684
Ratio of Gross Expenses to Average Net Assets***(3)	0.48%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.48%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.37%
Portfolio Turnover Rate***	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.46% and 1.45% respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

12  Janus Asset Allocation Funds  July 31, 2009

Class I Shares

For a share outstanding during	Janus Modular Portfolio Construction® Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.32)
Total from Investment Operations	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$8.79
Total Return**	(11.08)%
Net Assets, End of Period (in thousands)	$782
Average Net Assets for the Period (in thousands)	$382
Ratio of Gross Expenses to Average Net Assets***(3)	0.46%
Ratio of Net Expenses to Average Net Assets***(3)	0.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.57%
Portfolio Turnover Rate***	78%

Class S Shares

For a share outstanding during	Janus Modular Portfolio Construction® Fund(1)
the period ended July 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.36)
Total from Investment Operations	(1.17)
Less Distributions:
Dividends (from net investment income)*	(.08)
Distributions (from capital gains)*	–
Total Distributions	(.08)
Net Asset Value, End of Period	$8.75
Total Return**	(11.48)%
Net Assets, End of Period (in thousands)	$458
Average Net Assets for the Period (in thousands)	$274
Ratio of Gross Expenses to Average Net Assets***(3)	0.72%
Ratio of Net Expenses to Average Net Assets***(3)	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.09%
Portfolio Turnover Rate***	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Funds  July 31, 2009  13

Financial Highlights (continued)

Class T Shares

For a share outstanding during	Janus Modular Portfolio Construction® Fund
the period ended July 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$8.25
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	.52
Total from Investment Operations	.53
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.78
Total Return**	6.42%
Net Assets, End of Period (in thousands)	$1
Average Net Assets for the Period (in thousands)	$1
Ratio of Gross Expenses to Average Net Assets***(2)	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.56%
Portfolio Turnover Rate***	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from July 6, 2009 (inception date) through July 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

14  Janus Asset Allocation Funds  July 31, 2009

Notes to Schedule of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MPC Allocation Composite Index	Is a hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

ETF	Exchange-Traded Fund

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of July 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of July 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Modular Portfolio Construction®Fund*
Exchange Traded Funds	$336,910	$–	$–
Mutual Funds	–	3,793,377	–
Money Market	–	237,190	–
Total Investments in Securities	$336,910	$4,030,567	$–
Other Financial Instruments(a):
Janus Modular Portfolio Construction® Fund*
Swap Contract	$–	$268	$–

*	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swaps are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of July 31, 2009 is noted below.

Fund	Aggregate Value

Janus Modular Portfolio Construction® Fund(1)	$6,054

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Janus Asset Allocation Funds  July 31, 2009  15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, the Janus Adviser Series fund (the “predecessor fund”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”). Certain historical information contained in this report for periods prior to July 6, 2009 is that of the predecessor fund.

Janus Modular Portfolio Construction® Fund (formerly known as Janus Adviser Modular Portfolio Construction® Fund) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus mutual funds with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

On September 3, 2008, the predecessor fund commenced operations and Janus Capital seeded each class of the fund with $250,000.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 60%-90% stocks and 15%-30% bonds and money market instruments and 5-15% alternative investments for the Fund. A brief description of each of the underlying funds that the Fund may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND (formerly known as Janus Adviser INTECH Risk-Managed Growth Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are

16  Janus Asset Allocation Funds  July 31, 2009

selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND (formerly known as Janus Adviser INTECH Risk-Managed International Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND (formerly known as Janus Adviser INTECH Risk-Managed Value Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.

JANUS FORTY FUND (formerly known as Janus Adviser Forty Fund) seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund’s weighted average market capitalization was $48.7 billion.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world,

Janus Asset Allocation Funds  July 31, 2009  17

Notes to Financial Statements (continued)

excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND (formerly known as Janus Adviser International Equity Fund) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS INTERNATIONAL FORTY FUND (formerly known as Janus Adviser International Forty Fund) seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund’s holdings. Please refer to “Availability of Portfolio Holdings Information” in the Fund’s Prospectus to learn how to access the most recent holdings information.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and

18  Janus Asset Allocation Funds  July 31, 2009

medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalizations of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

Janus Asset Allocation Funds  July 31, 2009  19

Notes to Financial Statements (continued)

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND (formerly known as Janus Adviser Global Real Estate Fund) seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS LONG/SHORT FUND (formerly known as Janus Adviser Long/Short Fund) seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

Investment Valuation
The Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Fund and the underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from

20  Janus Asset Allocation Funds  July 31, 2009

foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses of the Fund are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The predecessor fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on August 1, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The predecessor fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

FIN 48 requires management of the predecessor fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended July 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions

Janus Asset Allocation Funds  July 31, 2009  21

Notes to Financial Statements (continued)

for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Fund’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of July 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, FSP 157-4 amends SFAS No. 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. The Fund adopted FSP 157-4 in the current reporting period. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying FSP 157-4 does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund and underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

22  Janus Asset Allocation Funds  July 31, 2009

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by having the counterparty post collateral to cover the Fund’s or underlying funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund and underlying funds, except the Risk-Managed funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the Fund and underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund and underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund and underlying funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund or underlying funds are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s or underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund and underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Fund and underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund and the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

Janus Asset Allocation Funds  July 31, 2009  23

Notes to Financial Statements (continued)

exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund and underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund or underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Fund or underlying funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund and underlying funds, except the Risk-Managed funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund and underlying funds may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund or underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund or underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund or underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund or underlying funds could result in the Fund or underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The Fund or the underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund or underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by having the counterparty post collateral to cover the Fund’s or underlying funds’ exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund or underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund or underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund or underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund or underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund or underlying funds may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or

24  Janus Asset Allocation Funds  July 31, 2009

calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund and the underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Fund and underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund or underlying funds. If the other party to a swap defaults, the Fund or underlying funds would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund or underlying funds utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying funds and reduce the underlying funds’ total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund or underlying funds are subject to credit risk in the normal course of pursuing their investment objective through their investments in credit default swap contracts. The Fund or underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s or underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by posting of collateral by the counterparty to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s or underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by the posting of collateral to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS No. 161 in the current reporting period.

Janus Asset Allocation Funds  July 31, 2009  25

Notes to Financial Statements (continued)

Fair Value of Derivative Instruments as of July 31, 2009

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts
Swaps	Unrealized appreciation on swap contracts	$268	Unrealized depreciation on swap contracts	$–

Total		$268		$–

The effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$268	$–	$–	$268

Total	$–	$268	$–	$–	$268

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexbile Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

26  Janus Asset Allocation Funds  July 31, 2009

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds(“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax

Janus Asset Allocation Funds  July 31, 2009  27

Notes to Financial Statements (continued)

efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in the underlying funds having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into

28  Janus Asset Allocation Funds  July 31, 2009

“mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the underlying funds’ portion of the interest income earned on cash collateral are included on the underlying funds’ Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund, and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount

Janus Asset Allocation Funds  July 31, 2009  29

Notes to Financial Statements (continued)

equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.07%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

30  Janus Asset Allocation Funds  July 31, 2009

Class T Shares of the Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least November 1, 2010 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees applicable to Class S Shares, the administrative fees applicable to Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	0.45%

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of July 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended July 31, 2009.

For the period ended July 31, 2009, Janus Capital assumed $3,357 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $276,484 was paid by the Trust during the period ended July 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries.

Janus Asset Allocation Funds  July 31, 2009  31

Notes to Financial Statements (continued)

During the period ended July 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	$5,428

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended July 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	$14

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable).The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund.

During the period ended July 31, 2009, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

32  Janus Asset Allocation Funds  July 31, 2009

	Transferred (2)	Purchases		Sales		Realized	Dividend	Value
	Shares	Shares	Cost	Shares	Cost	Gain/Loss	Income	at 7/31/09

Janus Modular Portfolio Construction® Fund(1)
INTECH Risk – Managed Growth Fund – Class I Shares	10,274	2,309	$21,778	(2,213)	$(22,763)	$(10,631)	$229	$100,794
INTECH Risk – Managed International Fund – Class I Shares	16,804	3,636	22,587	(3,948)	(25,528)	(11,341)	564	108,019
INTECH Risk – Managed Value Fund – Class I Shares	13,525	3,086	21,799	(2,189)	(17,217)	(13,318)	544	106,290
Janus Cash Liquidity Fund LLC	170,190	305,000	305,000	(238,000)	(238,000)	–	131	237,190
Janus Contrarian Fund – Class I Shares	–	14,190	158,935	–	–	2,963	–	163,042
Janus Contrarian Fund – Class J Shares	18,695	4,024	44,112	(22,719)	(231,892)	1,039	–	–
Janus Institutional Cash Management Fund – Institutional Shares	–	801	801	(801)	(801)	–	2	–
Janus Institutional Money Market Fund – Institutional Shares	–	1,266,325	1,266,325	(1,266,325)	(1,266,325)	–	278	–
Janus Flexible Bond Fund – Class I Shares	119,944	29,404	295,178	(28,032)	(281,546)	2,613	27,462	1,233,779
Janus Forty Fund – Class I Shares	7,308	4,769	136,675	(263)	(9,827)	(18,847)	–	346,621
Janus Global Life Sciences Fund – Class I Shares	–	9,389	184,031	–	–	(3,463)	–	183,281
Janus Global Real Estate Fund – Class I Shares	6,017	1,312	8,090	(712)	(5,947)	–	60	43,146
Janus High – Yield Fund – Class I Shares	11,890	2,888	22,310	(3,490)	(27,397)	(501)	4,723	89,741
Janus International Equity Fund – Class I Shares	21,782	4,529	39,682	(2,318)	(20,598)	(11,773)	938	218,577
Janus Fund – Class I Shares	813	181	4,024	(259)	(5,667)	174	14	16,906
Janus Orion Fund – Class I Shares	25,905	16,579	135,401	(914)	(10,186)	(23,453)	–	347,944
Janus Overseas Fund – Class I Shares	6,062	3,567	128,412	(210)	(10,734)	(24,144)	485	351,991
Janus Research Core Fund – Class I Shares	11,890	2,595	42,493	(5,756)	(90,619)	(22,738)	575	148,914
Janus Research Fund – Class I Shares	–	3,946	83,650	–	–	–	145	84,280
Janus Research Fund – Class J Shares	4,060	882	18,117	(4,942)	(89,444)	5,007	–	–
Janus Triton Fund – Class I Shares	11,324	2,579	27,526	(571)	(6,106)	(29,922)	–	148,117
Perkins Mid Cap Value Fund – Class I Shares	5,670	1,285	21,778	(1,183)	(20,224)	51	283	101,935

	462,153	1,683,276	$2,988,704	(1,584,845)	$(2,380,821)	$(158,284)	$36,433	$4,030,567

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	A reorganization of the Janus Adviser Series Trust occurred at the close of business on July 2nd, 2009. All Capital and Shares were transferred to the corresponding fund of the newly formed Fund or share class. See Note 1 in Notes to Financial Statements.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended July 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/08	Purchases	Purchases	Redemptions	Redemption	at 7/31/09

Janus Modular Portfolio Construction® Fund(1) - Class A Shares	$–	$250,000	9/2/08	$–	$–	$250,000
Janus Modular Portfolio Construction® Fund(1) - Class C Shares	–	250,000	9/2/08	–	–	250,000
Janus Modular Portfolio Construction® Fund(1) - Class I Shares	–	250,000	9/2/08	–	–	250,000
Janus Modular Portfolio Construction® Fund(1) - Class S Shares	–	250,000	9/2/08	–	–	250,000
Janus Modular Portfolio Construction® Fund - Class T Shares	–	1,000	7/2/09	–	–	1,000

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Janus Asset Allocation Funds  July 31, 2009  33

Notes to Financial Statements (continued)

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has incurred “Post-October” losses during the period November 1, 2008 through July 31, 2009. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	$42,227	$–	$–	$12,595	$229	$192,401

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2009 is noted below.

Unrealized appreciation and unrealized depreciation in the table below excludes appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	$4,175,076	$204,788	$(12,387)

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	$13,574	$–	$–	$–

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the period ended July 31, 2009

Janus Modular
Portfolio
Fund	Construction® Fund(1)

Class A Shares
2009(2)	13.34%

34  Janus Asset Allocation Funds  July 31, 2009

Janus Modular
Portfolio
Fund	Construction® Fund(1)

Class C Shares
2009(2)	13.46%

Class I Shares
2009(2)	13.47%

Class S Shares
2009(2)	16.43%

Class T Shares
2009(3)	7.61%

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

7.	Capital Share Transactions

Janus Modular Portfolio
Construction® Fund(1)
For the period ended July 31(all numbers in thousands)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	201
Reinvested dividends and distributions	–
Shares repurchased	(3)
Net Increase/(Decrease) in Fund Shares	198
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	198
Transactions in Fund Shares – Class C Shares:
Shares sold	149
Reinvested dividends and distributions	1
Shares repurchased	(3)
Net Increase/(Decrease) in Fund Shares	147
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	147
Transactions in Fund Shares – Class I Shares:
Shares sold	89
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	89
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	89
Transactions in Fund Shares – Class S Shares:
Shares sold	57
Reinvested dividends and distributions	–
Shares repurchased	(5)
Net Increase/(Decrease) in Fund Shares	52
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	52
Transactions in Fund Shares – Class T Shares:
Shares sold	122*
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	122*
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	122*

*	Shares are not in thousands.

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.
(2)	Period from September 3, 2008 (inception date) for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and July 6, 2009 (inception date) for Class T Shares through July 31, 2009.

Janus Asset Allocation Funds  July 31, 2009  35

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the period ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-Term	Proceeds from Sales
	Purchases of	Proceeds from Sales	U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Modular Portfolio Construction® Fund(1)	$5,297,233	$1,336,525	$–	$–

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against

36  Janus Asset Allocation Funds  July 31, 2009

many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Events

Effective August 1, 2009, the Fund will change its fiscal year from July 31 to June 30.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 18, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Asset Allocation Funds  July 31, 2009  37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Modular Portfolio Construction® Fund (one of the funds constituting Janus Investment Fund) at July 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 3, 2008 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion.

Denver, Colorado

September 23, 2009

38  Janus Asset Allocation Funds  July 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Asset Allocation Funds  July 31, 2009  39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

40  Janus Asset Allocation Funds  July 31, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The

Janus Asset Allocation Funds  July 31, 2009  41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

42  Janus Asset Allocation Funds  July 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the period ended July 31, 2009:

Dividends Received Deduction Percentage

Fund

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	63%

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Qualified Dividend Income

Fund

Asset Allocation
Janus Modular Portfolio Construction® Fund(1)	61%

(1)	Formerly known as Janus Adviser Modular Portfolio Construction® Fund.

Janus Asset Allocation Funds  July 31, 2009  43

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment companies advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

*  Mr. Mullen also serves as director of Janus Capital Funds PLC, consisting of 17 funds. Including Janus Capital Funds PLC and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

44  Janus Asset Allocation Funds  July 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Asset Allocation Funds  July 31, 2009  45

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Modular Portfolio Construction® Fund	9/08-Present	Senior Vice President of Janus Capital. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006), and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46  Janus Asset Allocation Funds  July 31, 2009

Notes

Janus Asset Allocation Funds  July 31, 2009  47

Notes

48  Janus Asset Allocation Funds  July 31, 2009

Notes

Janus Asset Allocation Funds  July 31, 2009  49

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Janus money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Janus money market fund.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Funds distributed by Janus Distributors LLC (9/09)

C-0809-157	125-02-700 07-09

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services

On July 6, 2009,the Janus Adviser Series (“JAD”) funds reorganized with and and into Janus Investment Fund (the “Fund”). The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), the Fund’s auditor, billed to the Fund for funds with a fiscal period ending July 31, 2009 as well as the amounts billed to the predecessor JAD series during the period from August 1, 2008 through the date of the reorganization. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$354,258	$0	$293,054	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2008	$760,451	$14,000	$259,427	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$340,213	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2008	$139,576	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement and merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
2008	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that the information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely. Registrant’s management concluded that there was a deficiency in the Registrant’s internal control over financial reporting and its operation, which was considered to be a material weakness. The nature of the material weakness was in the internal control over the reconciliation of certain accounts for the Janus Long/Short Fund, which resulted in several reclassification entries between unrealized and realized gain/loss accounts, current period recognition of short sale income, and recognition of additional realized gain/loss for certain option exercise transactions.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, subsequent to July 31, 2009, remediation steps have been taken to enhance the Registrant’s internal controls over financial reporting to address the control weakness detailed above.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended,or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	September 29, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	September 29, 2009

By:	/s/ Jesper Nergaard

Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	September 29, 2009